                                                                   EXHIBIT 10.59

                              AMENDED AND RESTATED

                    MULTICURRENCY REVOLVING CREDIT AGREEMENT

                            Dated as of July 30, 2004

                                      among

                               BORDERS GROUP, INC.
                                  BORDERS, INC.
                            WALDEN BOOK COMPANY, INC.
                                BGP (UK) LIMITED
                              BORDERS (UK) LIMITED
                            BORDERS AUSTRALIA PTY LTD

                     THE LENDERS LISTED ON SCHEDULE 1 HERETO

                                       and

                            FLEET RETAIL GROUP, INC.,
                  As Administrative Agent and Collateral Agent

             JPMORGAN CHASE BANK AND WELLS FARGO RETAIL FINANCE, LLC
                            As Co-Syndication Agents

                    GENERAL ELECTRIC CAPITAL CORPORATION AND
                      NATIONAL CITY BUSINESS CREDIT, INC.,
                           As Co-Documentation Agents

                                      with

           BANC OF AMERICA SECURITIES LLC AND JPMORGAN SECURITIES INC.
                              as Co-Lead Arrangers

                                TABLE OF CONTENTS

1.  DEFINITIONS, RULES OF INTERPRETATION, ETC........................................................     2
         1.1.  Definitions...........................................................................     2
         1.2.  Rules of Interpretation...............................................................    34
         1.3.  Accounting Principles.................................................................    35

2.  THE CREDIT FACILITIES............................................................................    35
         2.1.  Revolving Credit Loans................................................................    35
                  2.1.1.  Commitment to Lend.........................................................    36
                  2.1.2.  Requests for Revolving Credit Loans........................................    36
         2.2.  Fees..................................................................................    37
                  2.2.1.  Commitment Fee.............................................................    37
         2.3.  Changes in Total Commitment...........................................................    37
                  2.3.1.  Reduction of Total Commitment..............................................    37
                  2.3.2.  Increase in Total Commitment...............................................    37
         2.4.  Hedging Agreements and Cash Management Services.......................................    38
         2.5.  The Swingline.........................................................................    39
                  2.5.1.  The Swingline Loans........................................................    39
                  2.5.2.  Request for Swingline Loans................................................    40
                  2.5.3.  Borrowings to Repay Swingline Loans........................................    40
                  2.5.4.  Voluntary Reduction of Swingline Sublimit..................................    41
         2.6.  Evidence of Loan Obligations..........................................................    41
                  2.6.1.  Loan Accounts..............................................................    42
                  2.6.2.  The Co-Borrower Notes......................................................    42
                  2.6.3.  The Australian Notes.......................................................    42
                  2.6.4.  The UK Notes...............................................................    43
                  2.6.5.  The Swingline Note.........................................................    43
                  2.6.6.  Participating Interests of Lenders.........................................    43
         2.7.  Interest on Loans.....................................................................    44
         2.8.  Conversion Options....................................................................    44
                  2.8.1.  Conversion to Different Type of Revolving Credit Loan......................    44
                  2.8.2.  Continuation of Type of Revolving Credit Loan..............................    45
                  2.8.3.  Eurocurrency Rate Loans....................................................    45
         2.9.  Funds for Revolving Credit Loans......................................................    45
                  2.9.1.  Funding Procedures.........................................................    45
                  2.9.2.  Advances by Administrative Agent...........................................    46
         2.10.  Optional Currency....................................................................    47
                  2.10.1.  Request for Optional Currency.............................................    47
                  2.10.2.  Funding...................................................................    48
         2.11.  Request for Extension of Maturity Date...............................................    48
         2.12.  Change in Borrowing Base.............................................................    49
         2.13.  Overadvances.........................................................................    49

3.  REPAYMENT OF THE REVOLVING CREDIT LOANS..........................................................    50
         3.1.  Maturity..............................................................................    50

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                                      -ii-

         3.2.  Mandatory Repayments of Revolving Credit Loans........................................    50
         3.3.  Optional Repayments of Revolving Credit Loans.........................................    51

4.  LETTERS OF CREDIT................................................................................    52
         4.1.  Letter of Credit Commitments..........................................................    52
                  4.1.1.  Commitment to Issue Letters of Credit......................................    52
                  4.1.2.  Letter of Credit Applications; Issuance of Letters of Credit...............    53
                  4.1.3.  Terms of Letters of Credit.................................................    54
                  4.1.4.  Reimbursement Obligations of Lenders.......................................    54
                  4.1.5.  Participations of Lenders..................................................    54
                  4.1.6.  Auto-Extension Letters of Credit...........................................    55
         4.2.  Reimbursement Obligation of the Borrowers.............................................    55
         4.3.  Letter of Credit Payments.............................................................    57
         4.4.  Obligations Absolute..................................................................    59
         4.5.  Reliance by Issuer....................................................................    60
         4.6.  Letter of Credit Fee..................................................................    60
         4.7.  Transitional Letters of Credit........................................................    60
         4.8.  Letter of Credit Amounts..............................................................    61

5.  CERTAIN GENERAL PROVISIONS.......................................................................    61
         5.1.  Closing and Administrative Agent's Fees...............................................    61
         5.2.  BGI as Agent for other Borrowers......................................................    61
         5.3.  Funds for Payments....................................................................    61
                  5.3.1.  Payments to Administrative Agent...........................................    61
                  5.3.2.  No Offset, etc.............................................................    62
                  5.3.3.  Non-U.S. Lenders...........................................................    62
         5.4.  Computations..........................................................................    64
         5.5.  Inability to Determine Eurocurrency Rate..............................................    64
         5.6.  Illegality............................................................................    65
         5.7.  Additional Costs, etc.................................................................    65
         5.8.  Capital Adequacy......................................................................    66
         5.9.  Certificate...........................................................................    67
         5.10. Indemnity.............................................................................    67
         5.11. Interest After Default................................................................    67
                  5.11.1.  Overdue Amounts...........................................................    67
                  5.11.2.  Amounts Not Overdue.......................................................    68
         5.12.  Replacement of Lenders...............................................................    68
         5.13.  Currency Matters.....................................................................    69
                  5.13.1.  Currency of Account.......................................................    69
                  5.13.2.  Currency Fluctuations.....................................................    69
                  5.13.3.  Exchange Rate.............................................................    70
                  5.13.4.  Denominations.............................................................    70
         5.14.  New Currency.........................................................................    71
         5.15.  Concerning Joint and Several Liability of the Co-Borrowers...........................    71
         5.16.  Additional Borrowers.................................................................    74

         5.17.  Limitations on Certain Obligations of UK Borrower and the Australian Borrower........    74

6.  GUARANTY AND COLLATERAL SECURITY.................................................................    75
         6.1.  Guaranty of Payment and Performance...................................................    75
         6.2.  Guaranty Absolute.....................................................................    75
         6.3.  Effectiveness, Enforcement............................................................    77
         6.4.  Waiver................................................................................    78
         6.5.  Subordination; Subrogation............................................................    78
         6.6.  Payments..............................................................................    79
         6.7.  Setoff................................................................................    79
         6.8.  Further Assurances....................................................................    80
         6.9.  Successors and Assigns................................................................    80
         6.10.  Contribution.........................................................................    80
         6.11.  Release of Guaranties................................................................    81
         6.12.  Security of Borrowers................................................................    81

7.  REPRESENTATIONS AND WARRANTIES...................................................................    81
         7.1.  Corporate Authority...................................................................    82
                  7.1.1.  Incorporation; Good Standing...............................................    82
                  7.1.2.  Authorization..............................................................    82
                  7.1.3.  Enforceability.............................................................    82
         7.2.  Governmental Approvals................................................................    82
         7.3.  Title to Properties; Leases...........................................................    83
         7.4.  Fiscal Year; Financial Statements and Projections.....................................    83
                  7.4.1.  Fiscal Year................................................................    83
                  7.4.2.  Financial Statements.......................................................    83
                  7.4.3.  Projections................................................................    83
         7.5.  No Material Adverse Effect, etc.......................................................    84
         7.6.  Franchises, Patents, Copyrights, etc..................................................    84
         7.7.  Litigation............................................................................    84
         7.8.  No Materially Adverse Contracts, etc..................................................    84
         7.9.  Compliance with Other Instruments, Laws, etc..........................................    84
         7.10.  Tax Status...........................................................................    84
         7.11.  No Event of Default..................................................................    85
         7.12.  Holding Company and Investment Company Acts..........................................    85
         7.13.  Absence of Financing Statements, etc.................................................    85
         7.14.  Certain Transactions.................................................................    85
         7.15.  Employee Benefit Plans...............................................................    85
                  7.15.1.  In General................................................................    85
                  7.15.2.  Terminability of Welfare Plans............................................    85
                  7.15.3.  Guaranteed Pension Plans..................................................    86
                  7.15.4.  Multiemployer Plans.......................................................    86
         7.16.  Use of Proceeds......................................................................    86
                  7.16.1.  General...................................................................    86
                  7.16.2.  Regulations U and X.......................................................    87

         7.17.  Environmental Compliance.............................................................    87
         7.18.  Subsidiaries.........................................................................    88
         7.19.  Disclosure...........................................................................    88
         7.20.  Senior Debt Status...................................................................    89
         7.21.  Solvency.............................................................................    89
         7.22.  Updates to Schedules.................................................................    89
         7.23.  Insurance............................................................................    89
         7.24.  Bank Accounts........................................................................    89
         7.25.  Perfection of Security Interest......................................................    90
         7.26.  Accounts Receivable..................................................................    90
         7.27.  Foreign Assets Control Regulations, Etc..............................................    90

8.  AFFIRMATIVE COVENANTS............................................................................    91
         8.1.  Punctual Payment......................................................................    91
         8.2.  Maintenance of Office.................................................................    91
         8.3.  Records and Accounts..................................................................    91
         8.4.  Financial Statements, Certificates and Information....................................    92
         8.5.  Notices...............................................................................    94
                  8.5.1.  Defaults...................................................................    94
                  8.5.2.  Environmental Events.......................................................    95
                  8.5.3.  Notice of Litigation, Judgments and Claims Against Assets..................    95
                  8.5.4.  Notice Regarding Certain Events............................................    95
                  8.5.5.  Notices Concerning Inventory Collateral....................................    95
                  8.5.6.  Change of Invoices.........................................................    96
         8.6.  Legal Existence; Maintenance of Properties............................................    96
         8.7.  Insurance.............................................................................    97
         8.8.  Taxes.................................................................................    97
         8.9.  Inspection of Properties..............................................................    97
                  8.9.1.  Generally..................................................................    97
                  8.9.2.  Collateral Reports.........................................................    98
                  8.9.3.  Appraisals.................................................................    98
         8.10.  Compliance with Laws, Contracts, Licenses, and Permits...............................    98
         8.11.  Employee Benefit Plans...............................................................    99
         8.12.  Use of Proceeds......................................................................    99
         8.13.  RESERVED.............................................................................    99
         8.14.  Subsidiary Guaranties................................................................    99
         8.15.  Bank Accounts and Credit Cards.......................................................    99
                  8.15.1.  General...................................................................    99
                  8.15.2.  Acknowledgment of Application.............................................   100
         8.16.  Landlord and Mortgagee Agreements....................................................   101
         8.17.  Further Assurances...................................................................   101

9.  CERTAIN NEGATIVE COVENANTS.......................................................................   101
         9.1.  Restrictions on Indebtedness..........................................................   101
         9.2.  Restrictions on Liens.................................................................   102

         9.3.  Restrictions on Investments...........................................................   105
         9.4.  Restricted Payments...................................................................   106
         9.5.  Merger, Consolidation, Disposition of Assets and Sale Leaseback Transactions..........   107
                  9.5.1.  Mergers and Consolidations.................................................   107
                  9.5.2.  Disposition of Assets......................................................   108
         9.6.  Acquisitions..........................................................................   109
         9.7.  Compliance with Environmental Laws....................................................   110
         9.8.  Modifications of Other Documents......................................................   111
         9.9.  Employee Benefit Plans................................................................   111
         9.10.  Business Activities..................................................................   111
         9.11.  Fiscal Year..........................................................................   112
         9.12.  Transactions with Affiliates.........................................................   112
         9.13.  Changes in Governing Documents.......................................................   112
         9.14.  Inconsistent Agreements..............................................................   112
         9.15.  Payments of Senior Indebtedness......................................................   113

10.  FINANCIAL COVENANTS.............................................................................   113
         10.1.  Fixed Charge Coverage Ratio..........................................................   113

11.  CLOSING CONDITIONS..............................................................................   113
         11.1.  Loan Documents.......................................................................   113
         11.2.  Certified Copies of Governing Documents..............................................   114
         11.3.  Corporate or Other Action............................................................   114
         11.4.  Incumbency Certificate...............................................................   114
         11.5.  UCC Search Results...................................................................   114
         11.6.  Certificates of Insurance............................................................   114
         11.7.  Solvency Certificate.................................................................   114
         11.8.  Opinion of Counsel...................................................................   114
         11.9.  Payment of Fees......................................................................   115
         11.10. Termination of Synthetic Lease Facilities............................................   115
         11.11.  Assignments under Existing Credit Agreement.........................................   115
         11.12.  Disbursement Instructions...........................................................   115
         11.13. Excess Availability..................................................................   115
         11.14.  Validity of Liens...................................................................   115
         11.15. Consents and Approvals...............................................................   116
         11.16.  Financial Condition.................................................................   116
         11.17.  Intercreditor Arrangements..........................................................   116
         11.18.  Borrowing Base Report...............................................................   116
         11.19.  Inventory Summary...................................................................   116
         11.20.  Agency Account Agreements; Accounts.................................................   116
         11.21.  Landlord and Mortgagee Agreements...................................................   116
         11.22.  Credit Card Notifications...........................................................   116
         11.23.  Restricted Payment Projections......................................................   117

12.  CONDITIONS TO ALL BORROWINGS....................................................................   117

         12.1.  Representations True; No Event of Default............................................   117
         12.2.  No Legal Impediment..................................................................   117
         12.3.  Proceedings and Documents............................................................   117
         12.4.  Governmental Regulation..............................................................   118
         12.5.  Exchange Limitation..................................................................   118

13.  EVENTS OF DEFAULT; ACCELERATION; ETC............................................................   118
         13.1.  Events of Default and Acceleration...................................................   118
         13.2.  Termination of Commitments...........................................................   121
         13.3.  Remedies.............................................................................   121
         13.4.  Judgment Currency....................................................................   122
         13.5.  Distribution of Proceeds.............................................................   122
         13.6.  Cash Management Services and Hedge Agreements Subordinate............................   123

14.  THE AGENTS......................................................................................   124
         14.1.  Authorization........................................................................   124
         14.2.  Employees and Agents.................................................................   126
         14.3.  No Liability.........................................................................   126
         14.4.  No Representations...................................................................   127
                  14.4.1.  General...................................................................   127
                  14.4.2.  Closing Documentation, etc................................................   127
         14.5.  Payments.............................................................................   128
                  14.5.1.  Payments to Administrative Agent..........................................   128
                  14.5.2.  Distribution by Administrative Agent......................................   128
                  14.5.3.  Delinquent Lenders........................................................   128
         14.6.  Holders of Notes.....................................................................   129
         14.7.  Indemnity............................................................................   129
         14.8.  The Agents as Lenders................................................................   129
         14.9.  Resignation..........................................................................   129
         14.10.  Notification of Defaults and Events of Default......................................   130
         14.11.  Administrative Agent May File Proofs of Claim.......................................   130
         14.12.  Duties in the Case of Enforcement...................................................   131
         14.13.  Release of Collateral and Guarantors................................................   131
         14.14.  Collateral Agency Agreement.........................................................   132

15.  SUCCESSORS AND ASSIGNS..........................................................................   132
         15.1.  General Conditions...................................................................   132
         15.2.  Assignments..........................................................................   132
         15.3.  Register.............................................................................   133
         15.4.  Participations.......................................................................   134
         15.5.  Payments to Participants.............................................................   134
         15.6.  Miscellaneous Assignment Provisions..................................................   134
         15.7.  Assignee or Participant Affiliated with the Borrowers................................   135
         15.8.  New Notes............................................................................   135
         15.9.  Assignment to Special Purpose Funding Vehicle........................................   136

         Section 15.10. Resignation as Issuing Bank or Swingline Lender..............................   137

16.  PROVISIONS OF GENERAL APPLICATION...............................................................   137
         16.1.  Setoff...............................................................................   137
         16.2.  Expenses.............................................................................   138
         16.3.  Indemnification......................................................................   139
         16.4.  Treatment of Certain Confidential Information........................................   140
                  16.4.1.  Confidentiality...........................................................   140
                  16.4.2.  Prior Notification........................................................   141
                  16.4.3.  Other.....................................................................   141
         16.5.  Survival of Covenants, Etc...........................................................   141
         16.6.  Notices..............................................................................   142
         16.7.  Governing Law........................................................................   143
         16.8.  Headings.............................................................................   143
         16.9.  Counterparts.........................................................................   143
         16.10.  Entire Agreement, Etc...............................................................   144
         16.11.  Waiver of Jury Trial................................................................   144
         16.12.  Consents, Amendments, Waivers, Etc..................................................   144
         16.13.  Severability........................................................................   146

17.  USA PATRIOT ACT NOTICE..........................................................................   146

18.  TRANSITIONAL ARRANGEMENTS.......................................................................   146
         18.1. Prior Credit Agreement Superseded.....................................................   146
         18.2.  Return and Cancellation of Prior Notes...............................................   147
         18.3.  Interest and Fees under Superseded Agreement.........................................   147

                                    EXHIBITS

Exhibit A-1       Form of Co-Borrower Note
Exhibit A-2       Form of Australian Note
Exhibit A-3       Form of UK Note
Exhibit A-4       Form of Swingline Note
Exhibit B         Form of Revolving Credit Loan Request
Exhibit C         Form of Swingline Loan Request
Exhibit D         Form of Compliance Certificate
Exhibit E         Assignment and Acceptance
Exhibit F-1       Form of Joinder Agreement (Co-Borrower/Guarantor)
Exhibit F-2       Form of Joinder Agreement
                     (UK Borrower/Australian Borrower)
Exhibit G         Form of Borrowing Base Report

                           SCHEDULES

Schedule 1        Lenders and Commitments
Schedule 1.01     Mandatory Costs
Schedule 4.7      Transitional Letters of Credit
Schedule 7.3      Title to Properties; Leases
Schedule 7.5      Restricted Payments
Schedule 7.7      Litigation
Schedule 7.14     Transactions with Affiliates
Schedule 7.17     Environmental Compliance
Schedule 7.18     Subsidiaries, Etc.
Schedule 7.23     Insurance
Schedule 7.24     Bank Accounts
Schedule 9.1      Existing Indebtedness
Schedule 9.2      Existing Liens
Schedule 9.3      Existing Investments
Schedule 11.21    Distribution Centers

                              AMENDED AND RESTATED
                             MULTICURRENCY REVOLVING
                                CREDIT AGREEMENT

      This AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT is made as of July 30, 2004, by and among (a) BORDERS GROUP, INC. ("BGI"), a Michigan corporation, BORDERS, INC., a Colorado corporation ("Borders"), WALDEN BOOK COMPANY, INC., a Colorado corporation ("Walden"), BGP (UK) LIMITED, a company with limited liability organized under the laws of England ("BGP (UK)" and together with BGI, Borders and Walden, the "Co-Borrowers"), (b) BORDERS (UK) LIMITED, a company with limited liability organized under the laws of England (the "UK Borrower"), (c) BORDERS AUSTRALIA PTY LIMITED, a company organized under the laws of Australia (the "Australian Borrower"), (d) any other Subsidiary of BGI which becomes a Borrower hereunder pursuant to Section 5.16 (together with the Co-Borrowers, the UK Borrower and the Australian Borrower, the "Borrowers"), (e) the lending institutions listed on Schedule 1 (the "Lenders"), (f) FLEET RETAIL GROUP, INC., as administrative agent and as collateral agent for itself and such other lending institutions (the "Administrative Agent"), (g) JP MORGAN CHASE BANK and WELLS FARGO RETAIL FINANCE, LLC, each as a syndication agent for itself and such other lending institutions (collectively, the "Co-Syndication Agents"), (h) GENERAL ELECTRIC CAPITAL CORPORATION and NATIONAL CITY BUSINESS CREDIT, INC., each as documentation agent for itself and such other lending institutions (collectively, the "Co-Documentation Agents") and (i) FLEET NATIONAL BANK, as an Issuing Bank hereunder.

      WHEREAS, BGI, Borders, Walden, BGP (UK), the UK Borrower and the Australian Borrower, as borrowers (the "Existing Borrowers"), the lenders party thereto (the "Existing Lenders"), PNC Bank, National Association in its capacity as administrative agent, for such lenders from time to time parties thereto, Fleet National Bank in its capacity as syndication agent thereunder, Wachovia Bank, National Association in its capacity as co-syndication agent thereunder and Bank One, NA (Main Chicago Office) in its capacity as documentation agent thereunder, are parties to that certain Multicurrency Revolving Credit Agreement dated as of June 21, 2002 (the "Existing Credit Agreement"), pursuant to which the Existing Lenders have made loans and other extensions of credit to the Existing Borrowers;

      WHEREAS, the Lenders are willing to amend and restate the Existing Credit Agreement, and the Lenders are willing to make loans and other extensions of credit to the Borrowers, and certain of the Borrowers are willing to grant liens on the Collateral (as hereinafter defined) in favor of the Collateral Agent (as hereinafter defined), all on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (these recitals being an integral part of this Credit Agreement), the Borrowers, the Administrative Agent and the Lenders hereby agree that, as of the Closing Date (as defined below), the Existing Credit Agreement shall be amended and restated in its entirety and shall remain in full force and effect only as set forth herein:

            1. DEFINITIONS, RULES OF INTERPRETATION, ETC.

      1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

      Accounts Receivable. All rights of BGI or any of its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of BGI or any of its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with GAAP.

      Acquisition. Any transaction, or any series of related transactions, consummated on or after the date of this Credit Agreement, by which BGI or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) a majority of the securities of a corporation, which securities have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage and voting power) of the outstanding partnership interests of a partnership or membership interests of a limited liability company.

      Adjustment Date. The first Business Day of the month immediately following the month in which a Compliance Certificate is to be delivered by the Borrowers pursuant to Section 8.4(c).

      Administrative Agent. Fleet Retail Group, Inc. acting as administrative agent for the Lenders, and each other Person appointed as the successor Administrative Agent in accordance with Section 14.9.

      Administrative Agent's Office. The Administrative Agent's office located at 40 Broad Street, Boston, Massachusetts 02109 or at such other location as the Administrative Agent may designate from time to time.

      Administrative Agent's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Administrative Agent.

      Administrative Questionnaire. An Administrative Questionnaire in a form supplied by the Administrative Agent.

      Affiliate. Any Person which, directly or indirectly, controls, is controlled by or is under common control with any Person. "Control" of a Person means the power, directly or indirectly, (a) to vote five percent (5%) or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

      Agency Account Agreements. See Section 8.15.1.

      Agents. Collectively, the Administrative Agent, the Collateral Agent, the Co-Syndication Agent and the Co-Documentation Agents.

      Aggregate Borrowing Base. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report, as adjusted pursuant to the provisions below, which is equal to the sum of:

      (a) 85% of Eligible Credit Card Receivables of the Borrowers and the Guarantors; plus

      (b) the lesser of (x) 85% of the most recently appraised net orderly liquidation value (as performed by an appraiser, and in a manner, acceptable to the Administrative Agent) of the Eligible Inventory owned by the Borrowers and the Guarantors, or (y)(i) during the calendar period from September 1 of any year through November 30 of such year, 73% of the Net Book Value of Eligible Inventory owned by the Borrowers and the Guarantors and (ii) at all other times, 66% of the Net Book Value of Eligible Inventory owned by the Borrowers and the Guarantors; provided that, in no event shall the Net Book Value of the Eligible Inventory owned by the UK Borrower included in the Aggregate Borrowing Base exceed 10% of the aggregate Net Book Value of Eligible Inventory owned by the Borrowers and the Guarantors included in the Aggregate Borrowing Base; plus

      (c) at the request of the Borrowers and in the sole discretion of the Administrative Agent, an advance rate agreed to by the Administrative Agent, but not exceeding 85% of Accounts Receivable arising from corporate sales of the Borrowers and the Guarantors which conform to the eligibility requirements set forth in the proviso of the definition of Eligible Credit Card Receivables; minus

      (d) Senior Note Agreement Reserves; minus

      (e) Landlord Lien Reserve; minus

      (f) Shrink Reserve; minus

      (g) Other Reserves.

      Anything to the contrary in this Credit Agreement notwithstanding, the Administrative Agent reserves the right, in consultation with the Borrowers (but without their consent) and upon ten (10) Business Days notice to the Borrowers, without declaring an Event of Default, to change eligibility criteria contained in the definitions of Eligible Credit Card Receivables and Eligible Inventory, to change and/or establish reserves taken in respect of Eligible Inventory and Eligible Credit Card Receivables from time to time and/or to reduce the advance rates against the Aggregate Borrowing Base or any components thereof in such amounts, and with respect to such matters, as the Administrative Agent in its reasonable discretion exercised in a commercially reasonable manner shall deem necessary or appropriate, from time to time based upon the results of any collateral examination conducted pursuant to Section 8.9.2, appraisals or any other sources of information which demonstrate in the Administrative Agent's reasonable discretion exercised in a commercially reasonable manner a change in the collectability of Accounts Receivable and/or the marketability of inventory and/or other market changes affecting the value of accounts or inventory comprising the Aggregate Borrowing Base; provided that any such change in eligibility criteria, or any such change and/or establishment of reserves taken in respect of Eligible Inventory and Eligible Credit Card Receivables and/or any such reduction in the advance rates made pursuant to this paragraph shall be no more favorable to the Borrowers than as set forth in this Credit Agreement on the Closing Date without the written consent of the Required Lenders.

      Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the arithmetic mean of the daily Excess Availability as determined for the Fiscal Quarter of the Borrowers and their Subsidiaries ended immediately prior to the applicable Rate Adjustment Period.

                                                                  STANDBY     DOCUMENTARY
                                     BASE    EUROCURRENCY        LETTER OF     LETTER OF
                       EXCESS        RATE        RATE             CREDIT        CREDIT
LEVEL               AVAILABILITY    LOANS       LOANS              FEES          FEES
-----             ----------------  -----    ------------        ---------    -----------
I                 Greater than or
                      equal to
                    $250,000,000      0%         1.25%             1.25%        0.625%

II                Greater than or
                      equal to
                  $100,000,000 but
                     less than
                    $250,000,000      0%         1.50%             1.50%        0.750%

III                  Less than
                    $100,000,000      0%         1.75%             1.75%        0.875%

      Notwithstanding the foregoing, if the Borrowers fail to deliver any Compliance Certificate pursuant to Section 8.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the Applicable Margin set forth in Level III above.

      Applicable Pension Legislation. At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to any Borrower or any of its Subsidiaries.

      Approved Fund. Any Fund that is administered or managed by (a) a Lender,
(b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      Assignment and Acceptance. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 15.2), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

      Australian Borrower. As defined in the preamble hereto.

      Australian Guaranteed Obligations. See Section 6.1.

      Australian Loans. Revolving credit loans made or to be made by the Lenders to the Australian Borrower pursuant to Section 2.1.1.

      Australian Obligations. All indebtedness, obligations and liabilities of the Australian Borrower to any of the Lenders, any Affiliate of any Lender, any of the Agents or any Issuing Bank individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Hedging Agreement or Cash Management Services or in respect of any of the Australian Loans made or Reimbursement Obligations incurred in respect of Letters of Credit issued for the account of the Australian Borrower or any of the Australian Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

      Australian Note. See Section 2.6.3.

      Australian Note Record. A Record with respect to an Australian Note.

      Authorized Officers. The President, Senior Vice President - Finance and Chief Financial Officer, Vice President - Financial Planning and Reporting, Vice President - Finance and Asset Protection or Treasurer of any Borrower and with respect to any Foreign Subsidiary, a director of such Foreign Subsidiary or, in any case, any Person designated in writing by any of the foregoing.

      Auto-Extension Letter of Credit. See Section 4.1.6.

      Balance Sheet Date. January 25, 2004.

      Bank of America. Bank of America, N.A., a national banking association, in its individual capacity.

      Base Rate. The higher of (a) the variable annual rate of interest so designated from time to time by Bank of America as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.50%) above the Federal Funds Effective Rate. "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for the Business Day next succeeding such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any next succeeding Business Day, Federal Funds Effective Rate for any such day shall be the average rate per annum (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. Changes in the Base Rate resulting from any changes in Bank of America's "prime rate" shall take place immediately without notice or demand of any kind.

      Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

      BGI. As defined in the preamble hereto.

      BGP (UK). As defined in the preamble hereto.

      BOI. Borders Online, Inc., a Colorado corporation.

      Borders. As defined in the preamble hereto.

      Borders UK. As defined in the preamble hereto.

      Borrower(s). As defined in the preamble hereto.

      Borrowing Base Report. A Borrowing Base Report signed by an Authorized Officer of the Borrowers and in substantially the form of Exhibit G hereto and in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Aggregate Borrowing Base and the Domestic Borrowing Base in connection with the preparation of any Borrowing Base Report shall originally be made by the Borrowers and certified to the Administrative Agent; provided that the Administrative Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation to the extent that such calculation is not in accordance with this Credit Agreement.

      BPI. Borders Properties, Inc., a Delaware corporation.

      Business Day. Any day on which banking institutions in Boston, Massachusetts and New York, New York are open for the transaction of banking business and, in addition, with respect to any Eurocurrency Rate Loan, (a) a day on which dealings in the Dollar and the Optional Currencies are carried on in the London interbank market or such other Eurocurrency Interbank Market as may be selected by the Administrative Agent in its sole discretion acting in good faith (and, if the Loan is denominated in Dollars, a day upon which such clearing system as is determined by the Administrative Agent to be suitable for clearing or settlement of the Dollar is open for business), (b) a day on which Dollar settlements of such dealings may be effected in New York, New York and London, England, and (c) a day on which dealings in Dollars and the relevant Optional Currency and exchange can be carried on in the principal financial center of the country in which such currency is legal tender.

      Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

      Capital Expenditures. Amounts paid or Indebtedness incurred by BGI or any of its Subsidiaries in connection with the purchase or lease by BGI or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP, provided that Capital Expenditures shall not include any expenditures made to effect any Acquisition.

      Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

      Capitalized Leases. Leases under which BGI or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

      Cash Collateral. See Section 4.2.

      Cash Dominion Cure Event. With respect to any Cash Dominion Event arising from an Event of Default, (i) such Event of Default is waived by the Lenders or otherwise remedied by the Borrowers in accordance with this Credit Agreement and
(ii) no Event of Default occurs at any time during a period of sixty (60) consecutive days following the date on which such Event of Default is so waived or otherwise remedied. With respect to any other Cash Dominion Event, the Total Facility Usage Ratio has not exceeded 90% for a period of sixty (60) consecutive days. Notwithstanding the foregoing, if a Cash Dominion Event occurs more than two times during any twelve (12) month period, no Cash Dominion Cure Event shall occur until twelve (12) months have elapsed from the date the first such Cash Dominion Event commenced.

      Cash Dominion Event. Any time either (a) an Event of Default shall have occurred or (b) the Total Facility Usage Ratio exceeds 90% for a period of four
(4) consecutive Business Days.

      Cash Management Services. Any cash management services (including, without limitation, ACH and similar transactions, the maintenance of operating or deposit accounts and the provision of checking or overdraft facilities or purchase card products) from time to time made available to the Borrowers or any of their Subsidiaries by any of the Lenders, the Administrative Agent, or any Issuing Bank, individually or collectively, or any of their Affiliates.

      CERCLA. See Section 7.17(a).

      Change of Control. An event or series of events by which any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly or indirectly, of thirty-five percent (35%) or more of the outstanding shares of Capital Stock of BGI; or, during any period of twelve consecutive calendar months, individuals who were directors of BGI on the first day of such period (together with any new directors whose election by the Board of Directors of BGI was approved by a vote of sixty-six and two-thirds percent (66 2/3%) of the directors then still in office who were either directors at the beginning of such period or whose election was previously so approved) shall cease to constitute a majority of the board of directors of BGI.

      Charge Over Receivables Account and Assignment of Debts. The charge over receivables account and assignment of debts to be granted by the UK Borrower in favor of the Collateral Agent in form and substance satisfactory to the Lenders and the Administrative Agent.

      Closing Date. The first date on which the conditions set forth in Section 11 have been satisfied and any Loans are to be made or converted or any Letter of Credit is to be issued hereunder.

      Closing Fee. See Section 5.1.

      Co-Borrower Loans. Revolving credit loans made or to be made by the Lenders to the Co-Borrowers pursuant to Section 2.1.1.

      Co-Borrower Note Record. A Record with respect to a Co-Borrower Note.

      Co-Borrower Notes. See Section 2.6.2.

      Co-Borrower Obligations. All indebtedness, obligations and liabilities of the Co-Borrowers and their Subsidiaries to any of the Lenders, any Affiliate of any Lender, any of the Agents, any Issuing Bank and the Swingline Lender individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Hedging Agreement or any Cash Management Services or in respect of any of the Co-Borrower Loans made or Reimbursement Obligations incurred in respect of Letters of Credit issued for the account of any of the Co-Borrowers or any of the Co-Borrower Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

      Co-Borrowers. As defined in the preamble hereto.

      Code. The Internal Revenue Code of 1986.

      Co-Documentation Agents. As defined in the preamble hereto.

      Collateral. All of the property, rights and interests of the Borrowers and the Guarantors that are or are intended to be subject to the Liens created by the Security Documents.

      Collateral Agent. Fleet Retail Group, Inc. acting as collateral agent for the Lenders, the Issuing Banks, the Agents and the holders of the Senior Notes.

      Collateral Agency Agreement. That certain Collateral Agency Agreement dated as of the Closing Date by and among the Collateral Agent, the Administrative Agent and the holders of the Senior Notes and acknowledged by the Borrowers.

      Commitment. With respect to each Lender, the amount set forth on Schedule 1 hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, and to participate in Swingline Loans and the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be increased pursuant to Section 2.3.2 hereof or reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Commitment Fee. See Section 2.2.1.

      Commitment Percentage. The percentage set forth on Schedule 1 hereto as such Lender's percentage of the aggregate Commitments of all the Lenders.

      Compliance Certificate. See Section 8.4(c).

      Concentration Account. See Section 8.15.1.

      Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of BGI and its Subsidiaries, consolidated in accordance with GAAP.

      Consolidated EBITDA. With respect to any period, an amount equal to the sum of (a) Consolidated Net Income of BGI and its Subsidiaries for such period, (excluding (i) all extraordinary nonrecurring items of income, but not losses (except to the extent such extraordinary losses are offset by such extraordinary income) and (ii) income or loss of any Joint Venture to which BGI or any of its Subsidiaries is a party), plus (b) in each case to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication,
(i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, all as determined in accordance with GAAP; provided, however, that there shall be excluded in calculating Consolidated Net Income for purposes of this definition any losses attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill not identified with impaired assets in accordance with Accounting Principles Board Opinion No. 142.

      Consolidated Fixed Charges. With respect to BGI and its Subsidiaries and for any period, the sum, without duplication, of (a) Consolidated Total Interest Expense for such period, plus (b) any and all scheduled repayments of principal during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which any Borrower or any of its Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Capitalized Leases, and (iv) Indebtedness of the type referred to above of another Person guaranteed by BGI or any of its Subsidiaries, plus (c) dividends paid by BGI on or in respect of any shares of any class of Capital Stock of BGI during such period. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

      Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of BGI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

      Consolidated Operating Cash Flow. For any period, an amount equal to the sum of (a) Consolidated EBITDA minus (b) Capital Expenditures and (c) cash taxes paid, in each case of BGI and its Subsidiaries for such period determined in accordance with GAAP.

      Consolidated Tangible Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and less the sum of:

      (a) the total book value of all assets of BGI and its Subsidiaries properly classified as intangible assets under GAAP, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

      (b) all amounts representing any write-up in the book value of any assets of BGI or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date, excluding adjustments to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with Financial Accounting Standards Board Statement No. 52; plus

      (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

      Consolidated Total Assets. The sum of all assets ("consolidated balance sheet assets") of BGI and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

      Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by BGI and its Subsidiaries during such period on all Indebtedness of BGI and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

      Consolidated Total Liabilities. All liabilities of BGI and its Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of BGI and its Subsidiaries.

      Conversion Request. A notice given by the Borrowers to the Administrative Agent of the Borrowers' election to convert or continue a Revolving Credit Loan in accordance with Section 2.8.

      Co-Syndication Agents. As defined in the preamble hereto.

      Credit Agreement. This Amended and Restated Multicurrency Revolving Credit Agreement, including the Schedules and Exhibits hereto.

      Credit Card Notifications. See Section 11.22.

      Default. See Section 13.1.

      Delinquent Lender. See Section 14.5.3.

      Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of a Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of such Person.

      Dollars or $. Dollars in lawful currency of the United States of America.

      Dollar Equivalent. On any particular date, with respect to any amount denominated in Dollars, such amount in Dollars, and with respect to any amount denominated in currency other than Dollars, the amount (as conclusively ascertained by the Administrative Agent absent manifest error) of Dollars which could be purchased by the Administrative Agent (in accordance with its normal banking practices) in the London foreign currency deposit market with such amount of such currency at the Exchange Rate on such date.

      Domestic Borrowing Base. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report, as adjusted pursuant to the provisions below, which is equal to the sum of:

      (a) 85% of Eligible Credit Card Receivables of the Co-Borrowers and the Guarantors; plus

      (b) the lesser of (x) 85% of the most recently appraised net orderly liquidation value (as performed by an appraiser, and in a manner, acceptable to the Administrative Agent) of the Eligible Inventory owned by the Co-Borrowers and the Guarantors, or (y)(i) during the calendar period from September 1 of any year through November 30 of such year, 73% of the Net Book Value of Eligible Inventory owned by the Co-Borrowers and the Guarantors and (ii) at all other times, 66% of the Net Book Value of Eligible Inventory owned by the Co-Borrowers and the Guarantors; plus

      (c) at the request of the Co-Borrowers and in the sole discretion of the Administrative Agent, an advance rate agreed to by the Administrative Agent, but not exceeding 85% of Accounts Receivable arising from corporate sales of the Co-Borrowers and the Guarantors which conform to the requirements set forth in the proviso of the definition of Eligible Credit Card Receivables; minus

      (d) Senior Note Agreement Reserve; minus

      (e) Landlord Lien Reserve; minus

      (f) Shrink Reserve; minus

      (g) Other Reserves.

      Anything to the contrary in this Credit Agreement notwithstanding, the Administrative Agent reserves the right, in consultation with the Co-Borrowers (but without their consent) and upon ten (10) Business Days notice to the Co-Borrowers, without declaring an Event of Default, to change eligibility criteria contained in the definitions of Eligible Credit Card Receivables and Eligible Inventory, to change and/or establish reserves taken in respect of Eligible Inventory and Eligible Credit Card Receivables from time to time and/or to reduce the advance rates against the Domestic Borrowing Base or any component thereof in such amounts, and with respect to such matters, as the Administrative Agent in its reasonable discretion exercised in a commercially reasonable manner shall deem necessary or appropriate, from time to time based upon the results of any collateral examination conducted pursuant to Section 8.9.2, appraisals or any other sources of information which demonstrate in the Administrative Agent's reasonable discretion exercised in a commercially reasonable manner a change in the collectability of Accounts Receivable and/or the marketability of inventory and/or other market changes affecting the value of accounts or inventory comprising the Domestic Borrowing Base; provided that any such change in eligibility criteria, or any such change and/or establishment of reserves taken in respect of Eligible Inventory and Eligible Credit Card Receivables and/or any such reduction in the advance rates made pursuant to this paragraph shall be no more favorable to the Co-Borrowers than as set forth in this Credit Agreement on the Closing Date without the written consent of the Required Lenders.

      Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

      Domestic Subsidiary. Any Subsidiary of BGI organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

      Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan is converted or continued in accordance with Section 2.8.

      Eligible Assignee. Any of (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) (i) approved by the Administrative Agent, each Issuing Bank and the Swingline Lender, and (ii) unless a Default or an Event of Default has occurred and is continuing, approved by BGI (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include BGI or any of BGI's Affiliates or Subsidiaries.

      Eligible Credit Card Receivables. As of the date of determination thereof, Accounts Receivable due to a Borrower or a Guarantor on a non-recourse basis (net of standard chargebacks and standard fees due to the credit card issuer or processor and without reference to any rights of customers to return goods) from
(i) Visa, MasterCard, American Express Co., or Discover to the extent processed by a major credit card processor, and (ii) other major credit card issuers and/or processors reasonably acceptable to the Administrative Agent as arise in the ordinary course of business for the purchase of merchandise or services which have been earned by performance; provided that none of the following shall be deemed to be Eligible Credit Card Receivables:

            (a) Accounts Receivable that are past due or Accounts Receivable that have been outstanding for more than five days from the date of sale; provided that, solely with respect to any corporate sales referred to in clause (c) of the definition of the Aggregate Borrowing Base and the Domestic Borrowing Base, the reference to "five days" in this clause (a) shall be deemed to be a reference to "90 days";

            (b) Accounts Receivable with respect to which a Borrower or a Guarantor does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, for the benefit of the Agents, the Lenders and/or the holders of the Senior Notes, pursuant to the Security Documents);

            (c) Accounts Receivable that are not subject to a first priority security interest in favor of the Collateral Agent (or are subject to other Liens other than Permitted Liens), for the benefit of the Agents and the Lenders, or in the case of Accounts Receivable owned by a Borrower incorporated under the laws of England and Wales, a first floating charge, in favor of the Collateral Agent, for the benefit of the Agents and the Lenders (it being the intent that standard fees due by a Borrower and standard chargebacks in the ordinary course by such credit card issuers and/or processors shall not be deemed violative of this clause);

            (d) Accounts Receivable which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback); and

            (e) Accounts Receivable which the Administrative Agent determines in its reasonable commercial judgment to be unlikely to be collected (including, without limitation, Accounts Receivable with respect to which the account debtor is deemed not creditworthy or the value of such Account Receivable is otherwise impaired, in each case in the Administrative Agent's reasonable discretion exercised in a commercially reasonable manner).

      Eligible Inventory. As of the date of determination thereof, items of inventory of the Borrowers and/or the Guarantors that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in accordance with its customary credit and collateral considerations and policies to be eligible for inclusion in the calculation of the Domestic Borrowing Base and/or the Aggregate Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible
Inventory:

            (a) inventory that is not owned solely by the Borrowers or the Guarantors, or is leased or on consignment or such Borrowers or Guarantors do not have good and valid title thereto;

            (b) inventory that is not located at a warehouse facility or store that is owned or leased by a Borrower or a Guarantor unless it is in-transit between warehouse facilities and/or stores leased or owned by a Borrower or a Guarantor;

            (c) inventory that represents (i) goods damaged, defective or otherwise unmerchantable, except in the case of each of the foregoing to the extent that the Administrative Agent has determined a recoverable value based on an appraisal of such inventory and (ii) goods that do not conform in all material respects to the representations and warranties contained in this Credit Agreement or any of the Security Documents;

            (d) inventory that is not located in the United States of America or Puerto Rico (but excluding any other territories or possessions of the United States), or if owned by a UK Borrower, is not located within the United Kingdom, or if owned by the Australian Borrower, is not located in Australia, or, in each case, any other jurisdiction acceptable to the Administrative Agent in its reasonable discretion (and subject to such inventory otherwise being "Eligible Inventory" hereunder), in each case unless such inventory is in-transit between warehouse facilities and/or stores leased or owned by a Borrower or a secured Guarantor in any such locations;

            (e) inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent (or are subject to other Liens other than Permitted Liens) for the benefit of the Lenders and the Agents;

            (f) inventory which consists of samples, labels, bags, packaging, and other similar non-merchandise categories;

            (g) inventory as to which insurance in compliance with the provisions of Section 8.7 hereof is not in effect;

            (h) inventory which has been sold but not yet delivered or as to which any Borrower has accepted a deposit;

            (i) inventory acquired in permitted acquisitions in compliance with the provisions of Section 9.6, unless and until the Administrative Agent shall have received (i) the results of appraisals of the inventory acquired in such acquisition and (ii) such other due diligence related to such inventory by the Administrative Agent that the Administrative Agent may require; provided that to the extent such inventory is of the same type as that owned by the Borrowers as of the Closing Date, such reasonable due diligence shall be of the type conducted by the Administrative Agent and the Lenders in connection with this Credit Agreement, all of the results of the foregoing to be reasonably satisfactory to the Administrative Agent;

            (j) inventory of a Subsidiary that becomes a Borrower hereunder in compliance with the provisions of Section 5.16, unless and until the Administrative Agent shall have received (i) the results of appraisals of the inventory of such Subsidiary and (ii) such other reasonable due diligence related to such inventory by the Administrative Agent that the Administrative Agent may require, all of the result of the foregoing to be reasonably satisfactory to the Administrative Agent; and

            (k) inventory, if owned by a Borrower incorporated under the laws of England and Wales, that is subject to a retention of title clause;

      provided that "Eligible Inventory" shall include any inventory (a) not yet delivered to a Borrower, (b) the purchase of which is supported by a documentary Letter of Credit issued under this Credit Agreement having an expiry of sixty
(60) days or less, (c) for which the document of title reflects a Borrower as consignee (along with delivery to such Borrower of the documents of title with respect thereto), (d) as to which, if so required by the Administrative Agent in its discretion, the Administrative Agent or the Collateral Agent has control over the documents of title which evidence ownership of the subject inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Administrative Agent), (e) which is insured to the reasonable satisfaction of the Administrative Agent, and (f) which otherwise would constitute Eligible Inventory. General criteria for Eligible Inventory may be established and revised from time to time by the Administrative Agent in its reasonable discretion exercised in a commercially reasonable manner.

      Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

      Environmental Laws. See Section 7.17(a).

      EPA. See Section 7.17(b).

      ERISA. The Employee Retirement Income Security Act of 1974.

      ERISA Affiliate. Any Person which is treated as a single employer with any of the Borrowers under Section 414 of the Code.

      ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

      Euro or E. The euro referred to in the Council Regulation (EC) No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

      Eurocurrency Interbank Market. Any lawful recognized market in which deposits of the relevant Optional Currencies are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

      Eurocurrency Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurocurrency Rate Loans.

      Eurocurrency Rate. With respect to amounts denominated in Dollars, the Eurodollar Rate, and with respect to amounts denominated in any Optional Currency, the International Eurocurrency Rate. The Eurocurrency Rate shall be adjusted with respect to any Eurocurrency Rate Loan outstanding on the effective date of any change in the Eurocurrency Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrowers and the Lenders of the Eurocurrency Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

      Eurocurrency Rate Loans. Loans bearing interest calculated by reference to the Eurocurrency Rate.

      Eurocurrency Reserve Percentage. The maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%)) as determined by the Administrative Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

      Eurodollar Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in U.S. Dollars, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (a) the rate of interest determined by the Administrative Agent (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates of interest per annum for U.S. Dollars set forth on Moneyline Telerate Page 3750 or such other display page on the Moneyline Telerate system as may replace such page to evidence the average of rates quoted by banks designated by the British Bankers' Association (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) at 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Eurocurrency Rate Loan and having a borrowing date and a maturity comparable to such Interest Period or if the applicable display page shall not be available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in U.S. Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate

Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, by (b) a number equal to 1.00 minus the Eurocurrency Reserve Percentage. The Eurodollar Rate may also be expressed by the following formula:

             Moneyline Telerate Page 3750 quoted by British Bankers'

Eurodollar Rate    =        Association or appropriate successor
                            --------------------------------------
                            1.00 - Eurocurrency Reserve Percentage

      Event of Default. See Section 13.1.

      Excess Availability. At any time of determination, (a) the lesser of (i) the Aggregate Borrowing Base at such time, or (ii) the Total Commitment at such time, minus (b) the Total Facility Usage at such time; provided that Excess Availability for the purposes of determining the Applicable Margin shall be calculated on a quarterly basis as set forth in the definition of Applicable Margin.

      Excess Availability Ratio. At any time, the ratio, expressed as a percentage, of (a) the Excess Availability at such time, to (b) the lesser of
(i) the Total Commitment at such time or (ii) the Aggregate Borrowing Base at such time.

      Exchange Rate. With respect to any Optional Currency, at any date of determination thereof, the Spot Rate of exchange for the conversion of such Optional Currency into Dollars and with respect to Dollars, at any date of determination thereof, the Spot Rate of exchange for the conversion of Dollars into the applicable Optional Currency.

      Extended Maturity Date. See Section 2.11.

      Existing Borrowers. As defined in the recitals hereto.

      Existing Credit Agreement. As defined in the recitals hereto.

      Existing Lenders. As defined in the recitals hereto.

      Existing Letters of Credit. See Section 4.7.

      Federal Funds Effective Rate. See the definition of "Base Rate".

      Fee Letter. Collectively, (a) the fee letter among BGI, FRG and Banc of America Securities LLC, as co-arranger dated as of June 1, 2004, (b) the fee letter between BGI and FRG dated as of the Closing Date and (c) all other letter agreements between BGI and any party hereto under which the parties thereto designate that such letter agreement is a fee letter for purposes of this Credit Agreement.

      Fees. Collectively, the Commitment Fee, the Letter of Credit Fees, the Closing Fee and the other fees referred to in the Fee Letter.

      Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by
Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. Section 1843).

      Fiscal Quarter. Subject to Section 7.4.1, the 13/14 week period commencing on the day after the last day of the preceding Fiscal Quarter and ending on the Sunday (except with respect to Walden, on the Saturday) preceding the last Wednesday in each of April (first), July (second), October (third) and January (fourth) of each Fiscal Year. As used herein, "FQ1 2xxx" refers to the first Fiscal Quarter of the 2xxx Fiscal Year, "FQ2 2xxx" refers to the second Fiscal Quarter of the 2xxx Fiscal Year and so on.

      Fiscal Year. Subject to Section 7.4.1, the 52/53 week period commencing on the day after the last day of the preceding Fiscal Year and ending on the Sunday (except with respect to Walden, on the Saturday) preceding the last Wednesday in January. By way of illustration, BGI's 2003 Fiscal Year ended January 25, 2004.

      Fixed Charge Coverage Ratio. As of any date of determination, the ratio of
(a) Consolidated Operating Cash Flow for the Reference Period most recently ended to (b) Consolidated Fixed Charges for such Reference Period.

      Fleet. Fleet National Bank, a national banking association, in its individual capacity, or its successor.

      Foreign Sublimit. $200,000,000 (or the Optional Currency equivalent thereof).

      Foreign Subsidiary. Any Subsidiary of BGI (other than BGP (UK)) organized under the laws of any jurisdiction other than the United States of America, any state or territory thereof or the District of Columbia.

      FRG. Fleet Retail Group, Inc.

      Fulfillment. Borders Fulfillment, Inc., a Delaware corporation.

      Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

      GAAP or generally accepted accounting principles. (a) When used in Section 10 whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of BGI reflected in its financial statements for the year ended on the Balance Sheet Date (unless otherwise agreed to by the parties hereto as contemplated by Section 1.3), and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of BGI adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

      Governing Documents. With respect to any Person, its certificate or articles of incorporation or organization, its by-laws, or, as the case may be, its certificate of formation, limited partnership certificate, operating agreement, limited partnership agreement or other constitutive documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

      Governmental Authority. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

      Guarantee and Floating Charge. The guarantee and floating charge dated or to be dated on or prior to the Closing Date granted by the UK Borrower in favor of the Collateral Agent and in form and substance satisfactory to the Lenders and the Administrative Agent and all other instruments, agreements and documents required to be executed or delivered pursuant to the Guarantee and Floating Charge (including, without limitation, any perfection certificates or collateral certificates delivered in connection therewith).

      Guaranteed Obligations. See Section 6.1.

      Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      Guarantors. Each Co-Borrower, Planet, BPI, WPI, Online, Outlet, Fulfillment, Library, BOI, and any Subsidiary of BGI which executes a Joinder Agreement as a Co-Borrower or a guarantor of all of the Obligations pursuant to the provisions of this Credit Agreement after the Closing Date.

      Guaranty. The Guaranty set forth in Section 6 of this Credit Agreement, made by each Guarantor in favor of the Lenders, any Issuing Bank and the Agents pursuant to which each Guarantor guaranties to the Lenders, any Issuing Bank and the Agents the payment and performance of the Obligations and in form and substance satisfactory to the Lenders, any Issuing Bank and the Agents.

      Hazardous Substances. See Section 7.17(b).

      Hedging Agreement. (a) Any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

      Hedging Obligations. All indebtedness, obligations and liabilities of the Borrowers to any of the Lenders, any Affiliate of any Lender, any of the Agents or any Issuing Bank individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under any Hedging Agreement.

      Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

            (a) every obligation of such Person for money borrowed,

            (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

            (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

            (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

            (e) every obligation of such Person under any Capitalized Lease,

            (f) every obligation of such Person under any Synthetic Lease,

            (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

            (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

            (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

            (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

            (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
      (a) through (j) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

      The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than BGI or any of its Wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or Interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

      Insolvency Proceeding. As to any Person, any of the following: (i) any case or proceeding, whether voluntary or involuntary, with respect to such Person under the U.S. Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian, administrator or other insolvency official with similar powers with respect to such Person or any of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Person.

      Interest Payment Date. (a) As to any Base Rate Loan, the first day of the calendar quarter for the immediately preceding calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan;
(b) as to any Eurocurrency Rate Loan in respect of which the Interest Period is
(i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period, and (c) with respect to any Swingline Loan, on the first day of each calendar month with respect to interest accrued during the previous calendar month and on the Swingline Expiry Date.

      Interest Period. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurocurrency Rate Loan, 7 days, 14 days, 1, 2, 3 or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

      (A) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

      (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

      (C) if the Borrowers shall fail to give notice as provided in Section 2.8 with respect to Revolving Credit Loans denominated in Dollars, the Borrowers shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan denominated in Dollars to a Base Rate Loan denominated in Dollars and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

      (D) any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

      (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

      International Eurocurrency Rate. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in any Optional Currency, the rate of interest equal to (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Optional Currency appearing on Reuters Screen FRBD or the applicable Reuters Screen for such Optional Currency as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided, however, (i) if Reuters Screen FRBD or the applicable Reuters Screen for such Optional Currency is not available to the Administrative Agent, as the case may be, for any reason, the applicable International Eurocurrency Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in the applicable Optional Currency as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) 2 (two) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available, the applicable International Eurocurrency Rate for the relevant Interest Period shall be the rate determined by the Administrative Agent, as the case may be, to be the rate at which the Administrative Agent offers to place deposits in the applicable Optional Currency with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the Administrative Agent's relevant Eurocurrency Rate Loan and having a maturity equal to such Interest Period, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Percentage, if applicable.

      Interim Concentration Accounts. See Section 8.15.1.

      Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, membership interests, partnership interests or other equity interests, or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof; and (e) the amount of any Investment made by a transfer of property shall be valued at the fair market value of such transferred property at the time of such transfer.

      Issuing Bank. Fleet, in its capacity as issuer of Letters of Credit pursuant to Section 4, or, in the event that Fleet is unable to issue a Letter of Credit, any other Lender selected by the Administrative Agent and the Borrowers to issue such Letter of Credit with the consent of such Lender.

      Joinder Agreements. Joinder agreements in substantially the form of Exhibit F-1 or Exhibit F-2 hereto pursuant to which Subsidiaries of BGI become parties to and agree to be bound by the provisions of this Credit Agreement as a Co-Borrower and a Guarantor, a UK Borrower or an Australian Borrower.

      Joint Venture. Any corporation, partnership, limited liability company, joint venture or other entity in which BGI and its Subsidiaries own not more than 50% of the capital stock, partnership interests, membership interests or other ownership interests and which does not meet the definition of "Subsidiary" herein.

      Kmart. Kmart Corporation, a Michigan corporation.

      Kmart Agreements. The Kmart Indemnity and the Kmart Tax Agreement.

      Kmart Indemnity. That certain Lease Guaranty, Indemnification and Reimbursement Agreement, dated May 24, 1995, as amended, among BGI, one or more of the other Borrowers and Kmart.

      Kmart Tax Agreement. That certain Tax Allocation and Indemnification Agreement, dated May 24, 1995, between BGI and Kmart.

      Landlord Lien Reserve. Two month's base rent for each of the Borrowers' facilities located in the States of Washington, Pennsylvania and Virginia at which inventory is stored, calculated monthly on a two month rolling basis and such other amounts as the Administrative Agent may from time to time establish and revise, in the Administrative Agent's reasonable commercial judgment, in respect of any landlord lien rights in any other jurisdiction in which inventory is stored.

      LC Exposure. At any time, the sum of (a) the aggregate Maximum Drawing Amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all Unpaid Reimbursement Obligations at such time. The LC Exposure of any Lender at any time shall be its Commitment Percentage of the total LC Exposure at such time.

      Lender Affiliate. With respect to any Lender, (a) an Affiliate of such Lender or (b) any Approved Fund.

      Lenders. FRG and the other lending institutions listed on Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to Section 15. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender and any Issuing Bank.

      Letter of Credit. See Section 4.1.1.

      Letter of Credit Application. See Section 4.1.1.

      Letter of Credit Expiration Date. See Section 4.1.3.

      Letter of Credit Fee. See Section 4.6.

      Letter of Credit Participation. See Section 4.1.4.

      Letter of Credit Sublimit. See Section 4.1.1.

      Library. The Library, Ltd., a Missouri corporation.

      Lien. Any mortgage, deed of trust, security interest, charge, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise, but excluding any right of set off arising by operation of law or pursuant to agreements entered into in the ordinary course of business), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

      Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Security Documents, the Joinder Agreements and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith (excluding Hedging Agreements).

      Loan Request. A Revolving Credit Loan Request or a Swingline Loan Request, as applicable.

      Loans. The Revolving Credit Loans and the Swingline Loans.

      Local Accounts. See Section 8.15.1.

      Mandatory Costs. With respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01.

      Material Adverse Effect. With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

      (a) a material adverse effect on the business, properties, prospects, condition (financial or otherwise), assets, operations or income of any of the Borrowers, individually or the Borrowers and their Subsidiaries, taken as a whole;

      (b) a material adverse effect on the ability of any of the Borrowers or any of their Subsidiaries, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

      (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents or any impairment of the rights, remedies or benefits available to any Agent, any Issuing Bank or any Lender under any Loan Document.

      Maturity Date. July 30, 2009, as the same may be extended in the sole discretion of the Lenders pursuant to Section 2.11.

      Maximum Drawing Amount. The Dollar Equivalent of the maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      Moody's. Moody's Investors Services, Inc.

      Multiemployer Plan. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

      Net Book Value. At any relevant time of reference thereto, the then Dollar Equivalent of the net book value of Eligible Inventory determined on the retail method at lower of cost or market.

      Non-Extension Notice Date. See Section 4.1.6.

      Non-U.S. Lender. See Section 5.3.3.

      Notes. The Co-Borrower Notes, the Australian Notes, the UK Notes and the Swingline Note.

      Obligations. Singly, any of, and collectively, all of the Co-Borrower Obligations, the Australian Obligations and the UK Obligations.

      OC Notice. See Section 2.10.1.

      Online. Borders Online, LLC, a Delaware limited liability company.

      Optional Currency. Each of the following types of currency: Euros, Australian Dollars ("AUD"), British Pounds Sterling ("GBP"), Canadian Dollars ("CAD"), Japanese Yen ("JPY"), New Zealand Dollars ("NZD"), Mexican Pesos ("MXN") or Singaporean Dollars ("SGD"), in each case, to the extent freely tradable and exchangeable into Dollars in the London interbank market or other applicable interbank market, as the case may be, and for which an Exchange Rate can be reasonably determined.

      Other Reserves. As determined by the Administrative Agent in its reasonable discretion exercised in a commercially reasonable manner, such amounts as the Administrative Agent may from time to time establish and revise
(a) to reflect events, conditions, contingencies or risks which do, or which the Administrative Agent believes may reasonably be expected to, (i) adversely affect either (A) any Collateral, the rights of the Administrative Agent or any of the Lenders in any Collateral or its value or (B) the security interest and other rights of the Administrative Agent or any of the Lenders in the Collateral (including the enforceability, perfection and priority thereof) or (ii) adversely affect in any material respect the business or financial condition of any of the Borrowers individually or the Borrowers and their Subsidiaries taken as a whole or (b) to reflect the belief of the Administrative Agent that any Borrowing Base Report or other collateral report or financial information furnished (or not furnished) by or on behalf of the Borrowers to the Administrative Agent or any of the Lenders is or may have been incomplete, inaccurate or misleading in any material respect. The amount of any Other Reserves established or revised by the Administrative Agent shall in each case be based on the Administrative Agent's determination that such amount bears a reasonable relationship to the applicable event, condition, contingency or risk described in clause (a) of this definition or the applicable report or information described in clause (b) of this definition.

      outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

      Outlet. Borders Outlet, Inc., a Colorado corporation.

      Overadvance. At any time of calculation, the amount, if any, by which the Total Facility Usage exceeds the Aggregate Borrowing Base.

      Overnight Rate. For any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable Issuing Bank, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Optional Currency, the rate of interest per annum at which overnight deposits in the applicable Optional Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

      Participant. See Section 15.4.

      PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

      Permitted Liens. Liens permitted by Section 9.2.

      Person. Any individual, corporation, limited liability company, partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

      Planet. Planet Music, Inc., a North Carolina corporation.

      Property. Any and all property, whether real, personal, tangible, intangible or mixed, both owned and leased pursuant to Capitalized Leases, of any Person.

      RCRA. See Section 7.18(a).

      Real Estate. All real property at any time owned or leased (as lessee or sublessee) by BGI or any of its Subsidiaries.

      Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

      Reference Period. As of any date of determination, the period of twelve
(12) consecutive fiscal months of BGI and its Subsidiaries ending on such date, or if such date is not a fiscal month end date, the period of twelve (12) consecutive fiscal months most recently ended (in each case treated as a single accounting period).

      Register. See Section 15.3.

      Reimbursement Obligation. The Borrowers' obligation to reimburse the Administrative Agent, any Issuing Bank and the Lenders on account of any drawing under any Letter of Credit as provided in Section 4.2.

      Related Parties. With respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      Replacement Lender. See Section 5.12.

      Required Lenders. As of any date, the Lenders having Revolving Credit Exposures and unused Commitments representing at least fifty-one (51%) of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that if, at the time Required Lenders is being determined, the Commitments shall have terminated in full, then the outstanding Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

      Restricted Payment. In relation to BGI and its Subsidiaries, any (a) Distribution, or (b) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating BGI or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any Capital Stock of BGI or such Subsidiary.

      Revolving Credit Exposure. With respect to any Lender at any time, the Dollar Equivalent of the sum of the outstanding principal amount of such Lender's Revolving Credit Loans and its LC Exposure and Swingline Exposure at such time.

      Revolving Credit Loan Request. See Section 2.1.2.

      Revolving Credit Loans. The Co-Borrower Loans, the Australian Loans and the UK Loans.

      Same Day Funds. With respect to disbursements and payments in (a) Dollars, immediately available funds, and (b) any Optional Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Optional Currency.

      SARA. See Section 7.17(a).

      Security Agreement. The Security Agreement, dated or to be dated on or prior to the Closing Date, among BGI, certain of the Co-Borrowers and certain of the Guarantors and the Collateral Agent and in form and substance satisfactory to the Lenders and the Administrative Agent, and all other instruments, agreements and documents required to be executed or delivered pursuant to the Security Agreement (including, without limitation, any perfection certificates or collateral certificates delivered in connection therewith).

      Security Documents. Collectively, the Security Agreement, the Use and Access Agreement, the Agency Account Agreements, the Credit Card Notifications, the UK Security Documents and all other instruments and documents, including without limitation Uniform Commercial Code financing statements (or the foreign equivalent, if applicable), required to be executed or delivered pursuant to any Security Document.

      Senior Indebtedness Payment. See Section 9.15.

      Senior Note Agreement. The Note Purchase Agreements dated as of July 30, 2002 by an among BGI and the purchasers of the Senior Notes.

      Senior Notes. The 6.31% Senior Guaranteed Notes of BGI due in 2006 issued in the aggregate principal amount of $50,000,000 pursuant to the Senior Note Agreement.

      Senior Note Agreement Reserves. At any time as determined by the Administrative Agent, such amounts as the Administrative Agent may from time to time require as a reserve in respect of obligations under the Senior Note Agreement and the Senior Notes, which shall include at a minimum (i) the aggregate principal amount of the outstanding Senior Notes at such time and the aggregate amount of accrued and unpaid interest thereon at such time and (ii) the aggregate amount of all other monetary obligations that are accrued and owing at such time to the holders of the Senior Notes or any of them under the Senior Note Agreement and Guaranty Agreement (as defined in the Senior Note Agreement), including fees, costs, expenses, indemnities, make-whole amounts and premiums.

      Shrink. Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

      Shrink Reserve. From time to time and to the extent that Shrink was not deducted in determining Net Book Value, the Borrowers' then current general ledger reserve for Shrink; provided that the determination of such current general ledger reserve is consistent with the methodologies used in the Borrowers' most recent physical inventory summary results delivered to the Administrative Agent on or about July 30, 2004.

      Solvent. With respect to any Person on a particular date, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      Spot Rate. For a currency, the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

      S&P. Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. and any successor thereto.

      Subsidiary. With respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

      Swingline Lender. FRG in its capacity as lender of Swingline Loans hereunder.

      Swingline Expiry Date. The date which is five (5) Business Days prior to the Maturity Date.

      Swingline Exposure. At any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Commitment Percentage of the total Swingline Exposure at such time.

      Swingline Loan. Any loan made by the Swingline Lender to the Co-Borrowers pursuant to Section 2.5.1 hereof.

      Swingline Loan Request. See Section 2.5.2.

      Swingline Note. See Section 2.6.5.

      Swingline Note Record. A record attached to the Swingline Note.

      Swingline Sublimit. $35,000,000.

      Synthetic Lease. Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

      Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. On the Closing Date, the Total Commitment shall be $500,000,000. The Total Commitment shall not, at any time, exceed $700,000,000, and shall exceed $500,000,000 only pursuant to increases in accordance with
Section 2.3.2.

      Total Facility Usage. At any time, the sum of the Revolving Credit Loans outstanding, the LC Exposure and the Swingline Loans outstanding.

      Total Facility Usage Ratio. At any time, the ratio, expressed as a percentage, of (a) the Total Facility Usage at such time, to (b) the lesser of
(i) the Total Commitment at such time or (ii) the Aggregate Borrowing Base at such time.

      Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

      UK Borrower. As defined in the preamble hereto.

      UK Guaranteed Obligations. See Section 6.1.

      UK Loans. Revolving credit loans made or to be made by the Lenders to the UK Borrower pursuant to Section 2.1.1.

      UK Obligations. All indebtedness, obligations and liabilities of the UK Borrower to any of the Lenders, any Affiliate of any Lender, any of the Agents and any Issuing Bank individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Hedging Agreement or any Cash Management Services or in respect of any of the UK Loans made or Reimbursement Obligations incurred in respect of Letters of Credit issued for the account of the UK Borrower or any of the UK Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

      UK Note. See Section 2.6.4.

      UK Note Record. A Record with respect to the UK Note.

      UK Security Documents. Collectively, the Guarantee and Floating Charge, the Charge Over Receivables Account and Assignment of Debts and all other instruments and documents required to be executed or delivered pursuant to any U.K. Security

Document (including, without limitation, any perfection certificates or collateral certificates delivered in connection therewith).

      Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrowers do not reimburse the Administrative Agent, any Issuing Bank and the Lenders on the date specified in, and in accordance with, Section 4.2.

      Use and Access Agreement. The Use and Access Agreement, dated or to be dated on or prior to the Closing Date, among certain of the Co-Borrowers, certain of the Guarantors, the UK Borrower and the Collateral Agent and in form and substance satisfactory to the Lenders and the Administrative Agent, and all other instruments, agreements and documents required to be executed or delivered pursuant to the Use and Access Agreement.

      Walden. As defined in the preamble hereto.

      Wholly-owned Subsidiary. Any Subsidiary of BGI of which all of the outstanding shares of capital stock or other equity interests are owned by BGI (whether directly or through one or more Wholly-owned Subsidiaries of BGI) except for directors' qualifying shares in jurisdictions where such qualifying shares are required.

      WPI. Waldenbooks Properties, Inc., a Delaware corporation.

      1.2. RULES OF INTERPRETATION.

      (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

      (b) The singular includes the plural and the plural includes the singular.

      (c) A reference to any law includes any amendment or modification to such law.

      (d) A reference to any Person includes its permitted successors and permitted assigns.

      (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

      (f) The words "include", "includes" and "including" are not limiting.

      (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

      (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

      (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

      (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

      (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

      (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against any Agent or any of the Lenders merely on account of any Agent's or any Lender's involvement in the preparation of such documents.

      1.3. ACCOUNTING PRINCIPLES. Except as otherwise provided in this Credit Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Credit Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate); provided, however, that if any change in GAAP or the application thereof occurs hereafter, or if BGI adopts a change to its accounting principles or methods with the agreement of its independent certified public accountants, and such change results in a change in the calculation of any financial covenant or restriction set forth herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenant or restriction so as to equitably reflect such change, with the desired result that the criteria for evaluating the financial condition and results of operations of BGI and its Subsidiaries shall be the same after such change as if such change had not been made. Pending the resolution of any such negotiations, the Borrowers agree to provide to each of the Lenders such unaudited financial information and pro forma statements using the accounting methods and principles used in the preparation of the audited financial statements for the fiscal year ended as of the Balance Sheet Date, as are necessary to enable the Lenders to test the financial covenants contained herein.

                            2. THE CREDIT FACILITIES.

      2.1. REVOLVING CREDIT LOANS.

            2.1.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with Section 2.1.2, such sums in Dollars and/or, at the Borrowers' option from time to time, subject to Section 2.10 hereof, in an Optional Currency as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment, as such Commitment has been deemed to be reduced by such Lender's Commitment Percentage of the Dollar Equivalent of outstanding Swingline Loans and such Lender's LC Exposure, provided that (a) the Dollar Equivalent of the Total Facility Usage (after giving affect to all amounts requested) shall not exceed the lesser of (i) the Total Commitment or (ii) the Aggregate Borrowing Base as then in effect, (b) the sum of the Dollar Equivalent of
      (x) the Co-Borrower Loans outstanding (after giving effect to all amounts requested), plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding, shall not exceed the lesser of (x) the Total Commitment or
      (y) the Domestic Borrowing Base as then in effect and (c) the Dollar Equivalent of the Australian Loans and the UK Loans (after giving effect to all amounts requested) and the LC Exposure in respect of Letters of Credit issued for the account of the UK Borrower and/or the Australian Borrower shall not exceed the Foreign Sublimit. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the applicable Borrower or, as the case may be, Borrowers that the conditions set forth above and in
      Section 11 and Section 12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and Section 12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

            2.1.2. REQUESTS FOR REVOLVING CREDIT LOANS. The applicable Borrower or, as the case may be, Borrowers shall give to the Administrative Agent written notice in the form of Exhibit B hereto (or telephonic notice confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit Loan requested hereunder (a "Revolving Credit Loan Request") no later than (a) 1:00 p.m. (Eastern time) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) 10:00 a.m. (Eastern time) three (3) Business Days prior to the proposed Drawdown Date of any Eurocurrency Rate Loan, provided, that any notice requesting a Revolving Credit Loan be made in an Optional Currency must comply with the requirements of Section 2.10. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested stated in Dollars, or, subject to Section 2.10, an Optional Currency, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the

      Lenders thereof. Each Revolving Credit Loan Request shall be irrevocable and binding on the applicable Borrower or, as the case may be, Borrowers and shall obligate the applicable Borrower or, as the case may be, Borrowers to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $2,000,000 (other than Revolving Credit Loan Requests in Optional Currencies, which shall be in the amounts prescribed in
      Section 2.10) or a multiple of $1,000,000 in excess thereof.

      2.2. FEES.

            2.2.1. COMMITMENT FEE. The Borrowers agree to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee (the "Commitment Fee") in Dollars equal to 0.25% per annum times the average daily amount by which the Total Commitment exceeds the result of (x) the Total Facility Usage, minus (y) the Swingline Loans outstanding. The Commitment Fee shall accrue at all times from the Closing Date up to but not including the Maturity Date, including at any time during which one or more of the conditions in Section 12 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The Commitment Fee shall be calculated quarterly in arrears.

      2.3. CHANGES IN TOTAL COMMITMENT.

            2.3.1. REDUCTION OF TOTAL COMMITMENT. The Borrowers shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $10,000,000 or increments of $5,000,000 in excess thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3.1, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Commitment Fee, if any, then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

            2.3.2. INCREASE IN TOTAL COMMITMENT. Following the Closing Date, so long as no Default or Event of Default has occurred and is then continuing and the Total Facility Usage Ratio does not exceed 90%, the Borrowers may request that the Total Commitment be increased and, upon such request, the Administrative Agent shall have the right to solicit additional financial institutions to become Lenders for purposes of this Credit Agreement, or to encourage any Lender to increase its Commitment, provided that (a) each Lender which is a party to this Credit Agreement prior to such increase shall have the first option, and may elect, to fund its pro rata share of the amount of the increase in the Total Commitment (or any such greater amount in the event that one or more Lenders does not elect to fund its respective pro rata share of the amount of the increase in the Total Commitment), thereby increasing its Commitment hereunder, but no Lender shall have any obligation to do so, (b) in the event that it becomes necessary to include a new financial institution to fund the amount of the increase in the Total Commitment, each such financial institution shall be reasonably acceptable to the Administrative Agent and each such financial institution shall become a Lender hereunder and agree to become party to, and shall assume and agree to be bound by, this Credit Agreement, subject to all terms and conditions hereof; (c) none of the Administrative Agent or the other Agents shall have any obligation to the Borrowers or to any Lender to solicit additional financial institutions or any increase in the Commitment of any Lender pursuant to this Section 2.3.2; (d) no Lender shall have an obligation to the Borrowers, the Agents or any other Lender to increase its Commitment or its Commitment Percentage; and (e) in no event shall the addition of any Lender or Lenders or the increase in the Commitment of any Lender under this Section 2.3.2 increase the Total Commitment to an amount greater than $700,000,000. Upon the addition of any Lender, or the increase in the Commitment of any Lender, Schedule 1 shall be amended by the Administrative Agent and the Borrowers to reflect such addition or such increase, and the Administrative Agent shall deliver to the Lenders, the Agents, the Issuing Bank(s) and BGI copies of such
      Schedule 1. If, at any time that the Commitments are increased pursuant to this Section 2.3.2, there are Revolving Credit Loans then outstanding or LC Exposure, each new Lender, and each existing Lender that has increased its Commitment, shall purchase Revolving Credit Loans and LC Exposure from each other Lender in an amount such that, after such purchase or purchases, the amount of outstanding Revolving Credit Loans and LC Exposure from each Lender shall equal such Lender's respective Commitment Percentage, as modified to give effect to such increase, multiplied by the aggregate amount of Revolving Credit Loans outstanding and LC Exposure from all Lenders. To the extent that any outstanding Revolving Credit Loans bear interest at the Eurocurrency Rate, the Borrowers shall pay any additional costs described in Section 5.10 incurred by any Lender.

      2.4. HEDGING AGREEMENTS AND CASH MANAGEMENT SERVICES. Each Person providing Cash Management Services for, or having Hedging Agreements with, any Borrower or any Guarantor shall deliver to the Administrative Agent promptly on or before the Closing Date notice setting forth the aggregate amount of all obligations of any Borrower or any Guarantor on account of such Cash Management Services and/or Hedging Agreements (whether matured or unmatured, absolute or contingent) as of the Closing Date. Following the end of each calendar month, each Person providing Cash Management Services for, or having Hedging Agreements with, any Borrower or any Guarantor shall deliver to the Administrative Agent promptly notice setting forth any change, if applicable, in the aggregate amount of all obligations of any Borrower or any

Guarantor on account of such Cash Management Services and/or Hedging Agreements (whether matured or unmatured, absolute or contingent) as of the end of such month. The obligations due with respect to Cash Management Services and/or Hedging Agreements provided by any Person who fails to timely furnish the Administrative Agent with such notice, at the option of the Administrative Agent, shall not constitute part of the Obligations and shall be unsecured and not entitled to any benefit of the Collateral.

      2.5. THE SWINGLINE.

            2.5.1. THE SWINGLINE LOANS. From the date hereof through but not including the Swingline Expiry Date, and subject to the terms and conditions hereinafter set forth, upon notice by the Co-Borrowers made to the Swingline Lender in accordance with Section 2.5.2 hereof, the Swingline Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.5, to make Swingline Loans to the Co-Borrowers from time to time in Dollars on any Business Day in an aggregate principal amount not to exceed the Swingline Sublimit. Each Swingline Loan shall be in a minimum amount equal to $250,000 or a multiple of $100,000 in excess thereof. Notwithstanding any other provisions of this Credit Agreement and in addition to the limit set forth above, at no time shall (a) the Dollar Equivalent of the Total Facility Usage (after giving affect to all amounts requested) exceed the lesser of
      (i) the Total Commitment or (ii) the Aggregate Borrowing Base as then in effect, or (b) the sum of the Dollar Equivalent of (x) the Co-Borrower Loans outstanding, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding (after giving effect to all amounts requested), exceed the lesser of (x) the Total Commitment or (y) the Domestic Borrowing Base as then in effect. The Swingline Loans are being made available for the administrative convenience of the Co-Borrowers, the Swingline Lender and the Lenders. Notwithstanding any other provisions of this Credit Agreement, the Swingline Lender shall not advance any Swingline Loans if a Default or Event of Default has occurred until such Default or Event of Default has been cured or waived in accordance with the provisions of this Credit Agreement. The Swingline Lender shall not be obligated to make any Swingline Loans at any time when any Lender is a Delinquent Lender unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to such Delinquent Lender, including by cash collateralizing such Delinquent Lender's Commitment Percentage of the outstanding Swingline Loans and any such additional Swingline Loans to be made. Within the foregoing limits and subject to the terms and conditions set forth herein, the Co-Borrowers may borrow, prepay and reborrow Swingline Loans. Each request for a Swingline Loan hereunder shall constitute a representation and warranty by the Co-Borrowers that the conditions set forth above and in Section 11 and
      Section 12, in the case of the initial Swingline Loans to be made on the Closing Date, and Section 12, in the case of all other Swingline Loans, have been satisfied on the date of such request

            2.5.2. REQUEST FOR SWINGLINE LOANS. To request a Swingline Loan, the Co-Borrowers shall send to the Swingline Lender and the Administrative Agent written notice in the form of Exhibit C hereto of each Swingline Loan requested hereunder (a "Swingline Loan Request") not later than 12:00 Noon (Eastern time) on the proposed Drawdown Date of any Swingline Loan, which shall be a Business Day. Each such Swingline Loan Request shall set forth the principal amount of the proposed Swingline Loan and the Drawdown Date of such Swingline Loan. Notwithstanding the foregoing, each of the Swingline Lender and the Administrative Agent may, in its sole discretion, accept an oral or written request made on behalf of the Co-Borrowers by an Authorized Officer by telephone, telex, facsimile or some other form of written electronic communication, in which case the Swingline Lender and the Administrative Agent shall be entitled to rely on any such oral or written request received by the Swingline Lender and the Administrative Agent in good faith from anyone reasonably believed by the Swingline Lender or the Administrative Agent to be an Authorized Officer. The Co-Borrowers shall promptly confirm any such communication by delivery of a Swingline Loan Request upon request of the Swingline Lender or the Administrative Agent. Each Swingline Loan Request shall be irrevocable and binding on the Co-Borrowers and shall obligate the Co-Borrowers to borrow the Swingline Loan from the Swingline Lender on the proposed Drawdown Date thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. (Eastern time) on the date of the proposed Swingline Loan (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the third sentence of Section 2.5.1, or (B) that one or more of the applicable conditions specified in Section 12 is not then satisfied, then, upon satisfaction of the applicable conditions set forth in this Credit Agreement, on the proposed Drawdown Date the Swingline Lender shall make the Swingline Loan available to the Co-Borrowers no later than 3:00 p.m. (Eastern time) on the proposed Drawdown Date by crediting the amount of the Swingline Loan to the general deposit account of the Co-Borrowers maintained with the Swingline Lender.

            2.5.3. BORROWINGS TO REPAY SWINGLINE LOANS. The Co-Borrowers jointly and severally, absolutely, irrevocably and unconditionally promise to pay on the Swingline Expiry Date the outstanding principal balance of all Swingline Loans. The Co-Borrowers may prepay the Swingline Loans at any time without penalty or premium. In addition, the Swingline Lender may, on any Business Day, in its sole discretion, demand repayment of the Swingline Loans and the Administrative Agent shall give notice to the Lenders that the outstanding Swingline Loans shall be funded with a borrowing of Revolving Credit Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or Event of Default under Section 13.1(g) or (h) or upon the exercise of remedies provided in the last paragraph of Section 13.1), in which case each of the Lenders shall make Revolving Credit Loans constituting Base Rate Loans to the Co-Borrowers, on the next succeeding Business Day following such notice, in an amount equal to such Lender's Commitment Percentage of the aggregate amount of all Swingline Loans outstanding to the Co-Borrowers. The proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby absolutely, unconditionally and irrevocably agrees to make such Revolving Credit Loans upon one Business Day's notice as set forth above, notwithstanding (a) that the amount of such Revolving Credit Loan may not comply with the applicable minimums otherwise required hereunder, (b) the failure of the Co-Borrowers to meet the conditions set forth in Sections 11 or 12 hereof, (c) the occurrence or continuance of a Default or an Event of Default hereunder, (d) the date of such Revolving Credit Loan, and (e) the amount of, or termination of, the Total Commitment at such time. In the event that it is impracticable for such Revolving Credit Loan to be made for any reason on the date otherwise required above (including as a result of the commencement of a proceeding under the federal Bankruptcy Code in respect of any of the Co-Borrowers), then each Lender hereby agrees that it shall forthwith purchase (as of the date such Revolving Credit Loan would have been made, but adjusted for any payments received from the Co-Borrowers on or after such date and prior to such purchase) from the Swingline Lender, and the Swingline Lender shall sell to each Lender, such participations in the Swingline Loans (including all accrued and unpaid interest thereon) outstanding as shall be necessary to cause the Lenders to share in such Swingline Loans pro rata based on their respective Commitment Percentages (without regard to any termination of the Total Commitment hereunder) by making available to the Swingline Lender an amount equal to such Lender's participation in the Swingline Loans; provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender as a funding and administrative fee until the date as of which the respective participation is purchased, and (y) at the time any purchase of such participation is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation so purchased for each day from and including the date such Revolving Credit Loan would otherwise have been made until the date of payment for such participation at the rate of interest in effect applicable to Base Rate Loans during such period.

            2.5.4. VOLUNTARY REDUCTION OF SWINGLINE SUBLIMIT. The Co-Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Swingline Sublimit. The Co-Borrowers shall give not less than five (5) Business Days' prior written notice to the Swingline Lender designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction of the Swingline Sublimit. Such termination or partial reduction of the Swingline Sublimit shall be effective on the date specified in the Co-Borrowers' notice and shall be permanent. Any such partial reduction of the Swingline Sublimit shall be in a minimum amount of $1,000,000.

      2.6. EVIDENCE OF LOAN OBLIGATIONS.

            2.6.1. LOAN ACCOUNTS. The Loans made by each Lender and each Lender's obligations in respect of any Letters of Credit shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders and such Lender's obligations in respect of Letters of Credit and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note as set forth in Sections 2.6.2 through 2.6.5, as applicable, which shall evidence such Lender's Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, type, amount, currency, and maturity of its Loans and payments with respect thereto.

            2.6.2. THE CO-BORROWER NOTES. Upon the request of any Lender to the Co-Borrowers, such Lender's Co-Borrower Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of Exhibit A-1 hereto (each a "Co-Borrower Note"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One Co-Borrower Note shall be payable to the order of each such requesting Lender in a principal amount equal to such Lender's Commitment or, if less, the outstanding amount of all Co-Borrower Loans made by such Lender, plus interest accrued thereon, as set forth below. Each of the Co-Borrowers irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Co-Borrower Loan or at the time of receipt of any payment of principal on such Lender's Co-Borrower Note, an appropriate notation on such Lender's Co-Borrower Note Record reflecting the making of such Co-Borrower Loan or (as the case may be) the receipt of such payment.

            2.6.3. THE AUSTRALIAN NOTES. Upon the request of any Lender to the Australian Borrower, such Lender's Australian Loans shall be evidenced by separate promissory notes of the Australian Borrower in substantially the form of Exhibit A-2 hereto (each an "Australian Note"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One Australian Note shall be payable to the order of each such requesting Lender in a principal amount equal to such Lender's Commitment Percentage of the Foreign Sublimit or, if less, the outstanding amount of all Australian Loans made by such Lender, plus interest accrued thereon, as set forth below. The Australian Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Australian Loan or at the time of receipt of any payment of principal on such Lender's Australian Note, an appropriate notation on such Lender's Australian Note Record reflecting the making of such Australian Loan or (as the case may be) the receipt of such payment.

            2.6.4. THE UK NOTES. Upon the request of any Lender to the UK Borrower, such Lender's UK Loans shall be evidenced by separate promissory notes of the UK Borrower in substantially the form of Exhibit A-3 hereto (each a "UK Note"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 15 hereof) and completed with appropriate insertions. One UK Note shall be payable to the order of each such requesting Lender in a principal amount equal to such Lender's Commitment Percentage of the Foreign Sublimit or, if less, the outstanding amount of all UK Loans made by such Lender, plus interest accrued thereon, as set forth below. The UK Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any UK Loan or at the time of receipt of any payment of principal on such Lender's UK Note, an appropriate notation on such Lender's UK Note Record reflecting the making of such UK Loan or (as the case may be) the receipt of such payment.

            2.6.5. THE SWINGLINE NOTE. Upon the request of the Swingline Lender to the Co-Borrowers, the Swingline Loans shall be evidenced by a promissory note of the Co-Borrowers in substantially the form of Exhibit A-4 hereto (the "Swingline Note"), dated as of the Closing Date with appropriate insertions. The Swingline Note shall be payable to the order of the Swingline Lender in a principal amount equal to the Swingline Sublimit and representing the obligation of the Co-Borrowers to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender hereunder plus interest accrued thereon as set forth below. The Co-Borrowers hereby irrevocably authorize the Swingline Lender to make or cause to be made, at or about the time of each Swingline Loan to the Co-Borrowers made by the Swingline Lender and at the time of receipt of any payment of principal on the Swingline Note of the Swingline Lender, an appropriate notation on the Swingline Lender's Swingline Note Record or the Swingline Lender's electronic data processing equipment reflecting the making of such Swingline Loan or (as the case may be) the receipt of such payment.

            2.6.6. PARTICIPATING INTERESTS OF LENDERS. In addition to the accounts and records referred to in Section 2.6.1, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any

      Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

      2.7. INTEREST ON LOANS. Except as otherwise provided in Section 5.11,

      (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

      (b) Each Revolving Credit Loan which is a Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time.

      (c) Each Swingline Loan shall bear interest from the Drawdown Date thereof until repaid in full at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time. Swingline Loans may not be converted into Eurodollar Rate Loans.

      (d) Each Borrower promises to pay interest on each Loan made to it (and the Co-Borrowers jointly and severally promise to pay interest on all the Loans) in arrears on each Interest Payment Date with respect thereto. Interest on the Loans calculated by reference to the Base Rate and the Swingline Loans shall be payable in Dollars, and interest on the Loans calculated by reference to the Eurocurrency Rate shall be payable in Dollars or in the applicable Optional Currency in which the underlying Loan was made, as the case may be.

      2.8. CONVERSION OPTIONS.

            2.8.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The applicable Borrower or, as the case may be, Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan denominated in Dollars to a Revolving Credit Loan of another Type denominated in Dollars, provided that (a) with respect to any such conversion of a Eurocurrency Rate Loan to a Base Rate Loan, the applicable Borrower or, as the case may be, Borrowers shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, the applicable Borrower or, as the case may be, Borrowers shall give the Administrative Agent at least four (4) Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and
      (d) no Revolving Credit Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type denominated in Dollars may be converted into a Revolving Credit Loan of another Type denominated in Dollars as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $5,000,000 or a multiple of $1,000,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the Borrowers.

            2.8.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type denominated in Dollars may be continued as a Revolving Credit Loan of the same Type denominated in Dollars upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower or, as the case may be, Borrowers with the notice provisions contained in Section 2.8.1; provided that as to any Eurocurrency Rate Loan denominated in Dollars, no such Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. In the event that the applicable Borrower or, as the case may be, Borrowers fail to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan denominated in Dollars as such, then as to Eurocurrency Rate Loans denominated in Dollars such Eurocurrency Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.8 is scheduled to occur. All Eurocurrency Rate Loans denominated in an Optional Currency shall be repaid on the last day of the Interest Period relating thereto.

            2.8.3. EUROCURRENCY RATE LOANS. Any conversion to or from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than the equivalent of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. No more than ten (10) Eurocurrency Rate Loans having different Interest Periods may be outstanding at any time. Any Eurocurrency Rate Loan denominated in Dollars having an Interest Period of 7 or 14 days may be continued as such on no more than one occasion.

      2.9. FUNDS FOR REVOLVING CREDIT LOANS.

            2.9.1. FUNDING PROCEDURES. Not later than 2:00 p.m. (Eastern time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in Same Day Funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Sections 11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the applicable Borrower or, as the case may be, Borrowers the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

            2.9.2. ADVANCES BY ADMINISTRATIVE AGENT. (a) The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the applicable Borrower or, as the case may be, Borrowers a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period times (b) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the applicable Borrower or, as the case may be, Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

            (b) Unless the Co-Borrowers, the Australian Borrower or the UK Borrower, as the case may be, has or have notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative

      Agent hereunder, that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender. If and to the extent that such payment was not in fact made to the Administrative Agent by the applicable Borrower in immediately available funds, then each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Overnight Rate from time to time in effect.

            (c) A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under Sections 2.9.2(a) and (b) shall be conclusive, absent manifest error.

      2.10. OPTIONAL CURRENCY.

            2.10.1. REQUEST FOR OPTIONAL CURRENCY. Subject to the limitations set forth in Section 2.1, the Borrowers may, not later than 10:00 a.m. four (4) Business Days prior to the proposed Drawdown Date thereof, give notice to the Administrative Agent (an "OC Notice") requesting that one or more Revolving Credit Loans be made as Eurocurrency Rate Loans in an Optional Currency, provided that any Revolving Credit Loan proposed to be made under this Section 2.10 shall be in an amount not less than the Optional Currency equivalent of $2,000,000, or a greater amount which is a multiple of $1,000,000 in excess thereof in the requested Optional Currency. Each OC Notice requesting a Revolving Credit Loan in an Optional Currency shall be by telephone, telex, telecopy or cable (in each case confirmed in writing by the Borrowers), specifying (a) the amount of the Revolving Credit Loan to be made, (b) the requested date of the proposed borrowing, (c) the requested currency in which the Revolving Credit Loan is to be made, (d) the Interest Period for the Revolving Credit Loan to be borrowed, and (e) the Borrower's or Borrowers' account with the Administrative Agent to which payment of the proceeds of such Revolving Credit Loan is to be made. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. If any Lender on or prior to the second Business Day preceding the first day of any Interest Period for which an OC Notice has been delivered requesting a Revolving Credit Loan in an Optional Currency or on any funding date, determines (which determination shall be conclusive) that the Optional Currency is not freely transferable and convertible into Dollars or that it will be impracticable for such Lender to fund the Revolving Credit Loan in such Optional Currency, then such Lender shall so notify the Administrative Agent, which notification shall be given immediately by the Administrative Agent to the applicable Borrower or, as the case may be, Borrowers, and such Lender's portion of the requested Revolving Credit Loan shall, in each case, notwithstanding any contrary election by the applicable Borrower or, as the case may be, Borrowers or any other provisions hereof, be denominated in Dollars as a Eurocurrency Rate Loan with the same Interest Period as selected by the applicable Borrower or, as the case may be, Borrowers for such Revolving Credit Loan. In the event that the Borrowers repay such portion of a Revolving Credit Loan denominated in Dollars as a Eurocurrency Rate Loan, in accordance with Section 3.3 hereof and such repayment results in Revolving Credit Loans outstanding that are not pro rata in accordance with the Commitment Percentages, then all subsequent principal repayments denominated in the Optional Currency which the applicable Lender did not advance shall be made by the applicable Borrower or, as the case may be, Borrowers to the Administrative Agent for the respective accounts of such Lenders other than such Lender on a pro rata basis until such time as the Revolving Credit Loans are outstanding on a pro rata basis. Subject to the foregoing and to the satisfaction of the terms and conditions of Sections 11 and 12, each Revolving Credit Loan requested to be made in an Optional Currency will be made on the date specified therefor in the OC Notice, in the currency requested in the OC Notice and, upon being so made, will have the Interest Period requested in the OC Notice.

            2.10.2. FUNDING. Each Lender may make any Eurocurrency Rate Loan denominated in an Optional Currency by causing any of its domestic or foreign branches or foreign affiliates to make such Eurocurrency Rate Loan (whether or not such branch or affiliate is named as a lending office on the signature pages hereof); provided that in such event the obligation of the Borrowers to repay such Eurocurrency Rate Loan shall nevertheless be to such Lender and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of the term "Required Lenders") be deemed made by such Lender, to the extent of such Eurocurrency Rate Loan, for the account of such branch or affiliate.

      2.11. REQUEST FOR EXTENSION OF MATURITY DATE. The Borrowers may, on not more than the two occasions described below, provided that no Default or Event of Default has occurred and is continuing, by written notice to the Administrative Agent given not less than sixty (60) days prior to (x) the first anniversary of the Closing Date request that the initial Maturity Date be extended to the date which is one year after the initial Maturity Date and (y) the second anniversary of the Closing Date request that the then effective Maturity Date be extended to the date which is one year after the then effective Maturity Date. The Administrative Agent shall notify the Lenders of such request promptly after receipt with reasonable time for the Lenders to respond to such request, and request each Lender to notify the Administrative Agent of its determination to consent or not to consent to the applicable extension. Each Lender which makes a determination not to consent to the extension of the then effective Maturity Date on or before the thirtieth day prior to the first anniversary or the second anniversary, as applicable, of the Closing Date shall notify the Administrative Agent of such determination by the thirtieth day prior to the applicable anniversary of the Closing Date. A Lender's failure to respond within the foregoing time period shall not be deemed to be a consent by such Lender to the extension of the then effective Maturity Date. The Borrowers may take the actions permitted by Section 5.12 to replace any Lender that fails to agree to the relevant extension. If all of the Lenders (including the Replacement Lender, if applicable) consent to the relevant extension by so notifying the Administrative Agent in writing on the applicable anniversary of the Closing Date, the then effective Maturity Date shall be extended for one year, and the definition of Maturity Date shall be deemed to reflect the applicable extension for all purposes hereof.

      2.12. CHANGE IN BORROWING BASE. Each of the Domestic Borrowing Base or the Aggregate Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to Section 8.4(e)) by the Administrative Agent by reference to the Borrowing Base Report, commercial finance examinations and collateral audit reports, and the appraisals of Eligible Inventory delivered to the Lenders and the Administrative Agent pursuant to Sections 8.9.2 and 8.9.3 and other information obtained by or provided to the Administrative Agent. The Administrative Agent shall give to the Borrowers written notice of any change in the Domestic Borrowing Base or the Aggregate Borrowing Base, as the case may be, determined by the Administrative Agent.

      2.13. OVERADVANCES. Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement, if an Event of Default exists at the time (unless otherwise objected to by the Required Lenders in writing), the Administrative Agent may in its discretion in order to preserve and protect the Collateral or to preserve and protect the business of the Borrowers, require all Lenders to honor requests or deemed requests by the Borrowers for Revolving Credit Loans at a time when an Overadvance exists or which would result in an Overadvance and each Lender shall be obligated to continue to fund its Commitment Percentage of such Revolving Credit Loans, not to exceed a maximum amount outstanding equal to its Commitment, so long as (i) such Overadvance is not known by the Administrative Agent to exceed ten percent (10%) of the lesser of the then Aggregate Borrowing Base or the then Total Commitment, in the aggregate outstanding at any time, and (ii) such Overadvance is not outstanding for more than sixty (60) consecutive Business Days (unless the Required Lenders otherwise agree); provided that the foregoing shall not (1) modify or abrogate any of the provisions of Section 4.3 regarding the Lenders' obligations with respect to any Unpaid Reimbursement Obligations, or (2) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for "inadvertent Overadvances" (i.e., where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)). Any Overadvance that remains outstanding for more than sixty (60) consecutive Business Days shall constitute an Event of Default hereunder (unless the Required Lenders otherwise agree). The making of any Overadvance is for the benefit of the Borrowers; such Overadvances constitute Revolving Credit Loans and Obligations hereunder. The making of any Overadvance on any one occasion shall not obligate the Administrative Agent or the Lenders to make other Overadvances on any other occasion or to permit any such Overadvance to remain outstanding. In no event shall the Dollar Equivalent of the Total Facility Usage (including any Overadvance and after giving affect to all amounts requested) exceed the Total Commitment.

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

      3.1. MATURITY. The UK Borrower promises to pay on the Maturity Date, and there shall become due and payable on the Maturity Date, all of the UK Loans outstanding to the UK Borrower on such date, together with any and all accrued and unpaid interest thereon. The Australian Borrower promises to pay on the Maturity Date, and there shall become due and payable on the Maturity Date, all of the Australian Loans outstanding to the Australian Borrower on such date, together with any and all accrued and unpaid interest thereon. The Co-Borrowers jointly and severally promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

      3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time (including as a result of any determination of the Dollar Equivalent of the Loans and LC Exposure pursuant to Section 5.13):

            (a) the Dollar Equivalent of the Total Facility Usage exceeds the lesser of (i) the Total Commitment or (ii) the Aggregate Borrowing Base as then in effect, then the applicable Borrower or, as the case may be, Borrowers shall immediately or, in the case of any determination made pursuant to Section 5.13, in the time period specified by Section 5.13.2, pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Swingline Loans; third, to the Revolving Credit Loans; and fourth, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations as contemplated by Section 4.2(ii) and (iii) provided, however, subject to Section 6 hereof, (A) any payments by the UK Borrower shall be applied solely to the UK Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the UK Borrower and (B) any payments by the Australian Borrower shall be applied solely to the Australian Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the Australian Borrower;

            (b) the sum of (i) the Dollar Equivalent of (x) the Co-Borrower Loans outstanding, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding, exceeds (ii) the lesser of (x) the Total Commitment or
      (y) the Domestic Borrowing Base as then in effect, then the Co-Borrowers shall immediately or, in the case of any determination made pursuant to
      Section 5.13, in the time period specified by Section 5.13.2, pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of any of the Co-Borrowers; second, to the Swingline Loans; third, to the Co-Borrower Loans; and fourth, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of any of the Co-Borrowers, as contemplated by Section 4.2(ii) and (iii);

            (c) if the Dollar Equivalent of the sum of (x) the outstanding UK Loans and Australian Loans, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the UK Borrower and/or the Australian Borrower exceeds the Foreign Sublimit, the UK Borrower and the Australian Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application, in the case of the UK Borrower, first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of a UK Borrower; second, to the UK Loans; and third, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of the UK Borrower as contemplated by Section 4.2(ii) and (iii), and in the case of the Australian Borrower, first, to any Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of any of the Australian Borrower; second, to the Australian Loans; and third, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations in respect of Letters of Credit issued for the account of the Australian Borrower as contemplated by Section 4.2(ii) and (iii).

      Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Co-Borrower Note, UK Note or (as the case may be) the Australian Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

      3.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrowers shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this Section 3.3 made other than on the last day of the Interest Period relating thereto shall be subject to the payment of any additional costs described in Section 5.10 incurred by any Lender. The Borrowers shall give the Administrative Agent, no later than 10:00 a.m. (Eastern time), at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this Section 3.3 of Base Rate Loans or Eurocurrency Rate Loans denominated in Dollars and four (4) Business Days notice of any proposed prepayment pursuant to this Section 3.3 of Eurocurrency Rate Loans denominated in an Optional Currency, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in the amount of $2,000,000 or a multiple of $1,000,000 in excess thereof (or the equivalent thereof in an Optional Currency), shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                              4. LETTERS OF CREDIT.

      4.1. LETTER OF CREDIT COMMITMENTS.

            4.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the applicable Issuing Bank's customary form (a "Letter of Credit Application"), such Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in
      Section 4.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Co-Borrowers, the UK Borrower or, as the case may be, the Australian Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), denominated in Dollars or in an Optional Currency in such form as may be requested from time to time by the applicable Borrower or, as the case may be, Borrowers and agreed to by the applicable Issuing Bank; provided, however, that, after giving effect to such request, (a) the sum of the Dollar Equivalent of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $75,000,000 (the "Letter of Credit Sublimit") at any one time, (b) the Dollar Equivalent of the Total Facility Usage shall not exceed the lesser of (i) the Total Commitment at such time or (ii) the Aggregate Borrowing Base as then in effect, (c) the sum of the Dollar Equivalent of (x) the Co-Borrower Loans outstanding, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding, shall not exceed the lesser of (x) the Total Commitment at such time or (y) the Domestic Borrowing Base as then in effect, and (d) the sum of the Dollar Equivalent of (x) the LC Exposure in respect of Letters of Credit issued for the account of the UK Borrower and/or the Australian Borrower, plus (y) the outstanding UK Loans, plus (z) the outstanding Australian Loans shall not exceed the Foreign Sublimit. Each Issuing Bank shall provide the Administrative Agent, on a monthly basis, a report on the Maximum Drawing Amount of outstanding Letters of Credit. The Administrative Agent shall provide the Lenders, on a quarterly basis, a report on the Maximum Drawing Amount of outstanding Letters of Credit.

            Notwithstanding anything to the contrary contained in this Section 4, no Issuing Bank shall be under any obligation to issue any Letter of Credit if:

                        (a) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any laws applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it; or

                        (b) a default of any Lender's obligations to fund under
                  this Section 4 exists or any Lender is at such time a Delinquent Lender hereunder, unless such Issuing Bank has entered into satisfactory arrangements with the applicable Borrowers or such Lender to eliminate such Issuing Bank's risk with respect to such Lender.

            4.1.2. LETTER OF CREDIT APPLICATIONS; ISSUANCE OF LETTERS OF CREDIT.
      (a) each Letter of Credit Application shall be completed to the satisfaction of the applicable Issuing Bank and signed by a Authorized Officer of the applicable Borrower(s). In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern. Such Letter of Credit Application must be received by the applicable Issuing Bank and the Administrative Agent not later than 11:00 a.m. at least two Business Days prior to the proposed issuance date or date of amendment, as the case may be, of any Letter of Credit denominated in Dollars; or in each case such later date and time as the Administrative Agent and the applicable Issuing Bank may agree in a particular instance in their sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and
      (D) such other matters as the applicable Issuing Bank may require. Additionally, the applicable Borrower(s) shall furnish to the applicable Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any documents related thereto, as the applicable Issuing Bank or the Administrative Agent may require.

            (b) Promptly after receipt of any Letter of Credit Application, the applicable Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower(s) and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the applicable Issuing Bank has received written notice from any Lender, the Administrative Agent or any Borrower or any Guarantor, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 12 shall not then be satisfied, then, subject to the terms and conditions hereof, the applicable Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank's usual and customary business practices.

            4.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) have an expiry date no later than the date which is five (5) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Maturity Date (the "Letter of Credit Expiration Date") and (b) subject to Section 4.1.6, have an expiry date no later than twelve months after the date of issuance or last extension or renewal. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the applicable Issuing Bank in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the applicable Issuing Bank in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

            4.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely and unconditionally liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent or circumstance whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse any Issuing Bank on demand for the amount of each draft paid by such Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to Section 4.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

            4.1.5. PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the

      Borrowers' Reimbursement Obligation under Section 4.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2.

            4.1.6. AUTO-EXTENSION LETTERS OF CREDIT. If the applicable Borrower or, as the case may be, Borrowers so requests in any applicable Letter of Credit Application, the applicable Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Bank, the applicable Borrower or, as the case may be, Borrowers shall not be required to make a specific request to the Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Issuing Bank shall not permit any such extension if (i) the Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof, or (ii) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (A) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (B) from any Agent, any Lender or any Borrower that one or more of the applicable conditions specified in Section 12 is not then satisfied, and in each such case directing the Issuing Bank not to permit such extension.

      4.2. REIMBURSEMENT OBLIGATION OF THE BORROWERS. In order to induce each Issuing Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, (a) the Co-Borrowers hereby jointly and severally agree to reimburse or pay to the Administrative Agent, for the account of the applicable Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder at the request of the Co-Borrowers, (b) the UK Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the applicable Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder at the request of the UK Borrower, and (c) the Australian Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the applicable Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder at the request of the Australian Borrower:

      (i) except as otherwise expressly provided in Section 4.2(ii) and (iii) or
Section 4.3, on the Business Day next following the date that any draft presented under such Letter of Credit is honored by the applicable Issuing Bank, or the applicable Issuing Bank otherwise makes a payment with respect thereto,
(A) the amount paid by such Issuing Bank under or with respect to such Letter of Credit denominated in the same currency in which such draft or such payment was denominated, (B) interest thereon at a rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time, and (C) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the applicable Issuing Bank or any Lender in connection with any payment made by the Issuing Bank or any Lender under, or with respect to, such Letter of Credit, denominated in the same currency in which such costs and expenses were denominated,

      (ii) (A) upon the reduction (but not termination) of the lesser of (x) the Total Commitment or (y) the Aggregate Borrowing Base to an amount less than the Dollar Equivalent of the Maximum Drawing Amount or (B) upon the reduction (but not termination) of the lesser of (x) the Total Commitment or (y) the Domestic Borrowing Base to an amount less than the Dollar Equivalent of the Maximum Drawing Amount in respect of Letters of Credit issued for the account of the Co-Borrowers, the Dollar Equivalent of the amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Lenders and Issuing Banks as Cash Collateral for, in the case of clause (A) above, all Reimbursement Obligations, or in the case of clause (B) above, all Reimbursement Obligations in respect of Letters of Credit issued for the account of the Co-Borrowers, and

      (iii) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit (such amounts to be denominated in the same currency as such Letters of Credit), which amount shall be held by the Administrative Agent for the benefit of the Lenders and Issuing Banks as Cash Collateral for all Reimbursement Obligations.

Each such payment shall be made by the applicable Borrower(s) to the Administrative Agent at the Administrative Agent's Office in Same Day Funds. Except as otherwise provided in Section 4.3 with respect to Unpaid Reimbursement Obligations which are converted to Revolving Credit Loans, interest on any and all amounts remaining unpaid by the Borrowers under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in Section 5.11 for overdue principal on the Revolving Credit Loans. For purposes of this Section 4, and Sections 3.2 and 13, "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Lenders, as collateral for the LC Exposure, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the applicable Issuing Bank (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for benefit of the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked deposit accounts at Bank of America.

      4.3. LETTER OF CREDIT PAYMENTS. (a) If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the applicable Issuing Bank shall notify the Borrowers of the date, amount and currency of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the applicable Borrower or, as the case may be, Borrowers fail to reimburse the applicable Issuing Bank as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by such Issuing Bank, such Issuing Bank may at any time thereafter notify the Administrative Agent who will promptly notify the Lenders of the amount and currency of any such Unpaid Reimbursement Obligation. If no Default or Event of Default is then continuing, the applicable Borrower or, as the case may be, Borrowers shall be deemed to have requested a Co-Borrower Loan, in the case of a Co-Borrower, a UK Loan in the case of the UK Borrower or an Australian Loan in the case of the Australian Borrower in Dollars in all respects bearing interest at the Base Rate with a Drawdown Date as of the date on which the applicable Issuing Bank paid the draft presented for honor or otherwise made such payment, in an amount equal to the amount of, such draft or other payment and the notice from the applicable Issuing Bank to the Lenders shall be deemed to be a notice of a Revolving Credit Loan Request made by the Administrative Agent. No later than 1:00 p.m. (Eastern time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in Same Day Funds in Dollars, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. If no Default or Event of Default is continuing at the time the Administrative Agent notified the Lenders of the amount of such Unpaid Reimbursement Obligation, the amounts made available to the Administrative Agent by the Lenders hereunder shall be treated as a Co-Borrower Loan, in the case of a Co-Borrower, a UK Loan in the case of the UK Borrower or an Australian Loan in the case of the Australian Borrower in Dollars in all respects bearing interest at the Base Rate with a Drawdown Date as of the date on which the applicable Issuing Bank paid the draft presented for honor or otherwise made such payment. Each Lender, each Borrower and each Guarantor agrees that, in paying any drawing under a Letter of Credit, the applicable Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. In furtherance and not in limitation of the foregoing, the applicable Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the applicable Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

      (b) With respect to any Unpaid Reimbursement Obligation that is not fully refinanced by a Co-Borrower Loan, in all respects bearing interest at the Base Rate as set forth above because a Default or Event of Default is then continuing, the conditions set forth in Section 12 cannot be satisfied or for any other reason, the applicable Borrower(s) shall be deemed to have incurred from the applicable Issuing Bank an extension of credit resulting from and in the amount of the Unpaid Reimbursement Obligation that is not so refinanced, which extension of credit shall be due and payable on demand (together with interest) and shall bear interest at the default rate set forth in Section 5.11 and shall constitute an Obligation as defined herein and for the purposes of the Loan Documents. In such event, each Lender's payment to the Administrative Agent for the account of the applicable Issuing Bank pursuant to this Section 4.3 shall be deemed payment in respect of its participation in such extension of credit and shall constitute a funding of such Lender's participation in such extension of credit in satisfaction of its participation obligation under this
Section 4. No such funding of such Lender's participation in such extension of credit shall relieve or otherwise impair the obligation of the applicable Borrower(s) to reimburse the applicable Issuing Bank for the amount of any payment made by the applicable Issuing Bank under any Letter of Credit, together with interest as provided herein.

      (c) Until each Lender funds its Commitment Percentage of the Loans or participations as set forth in this Section 4.3 to reimburse the applicable Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Lender's Commitment Percentage of such amount shall be solely for the account of the applicable Issuing Bank.

      (d) If any Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 4.3 by the time specified in Section 4.3, the applicable Issuing Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Issuing Bank at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the applicable

Issuing Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (d) shall be conclusive absent manifest error.

      (e) At any time after the applicable Issuing Bank has made a payment under any Letter of Credit and has received from any Lender such Lender's participation in respect of such payment in accordance with this Section 4.3, if the Administrative Agent receives for the account of the applicable Issuing Bank any payment in respect of the related Unpaid Reimbursement Obligation or interest thereon (whether directly from the applicable Borrower(s) or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation was outstanding) in Dollars and in the same funds as those received by the Administrative Agent. If any payment received by the Administrative Agent for the account of the applicable Issuing Bank pursuant to Section 4.3 is required to be returned in connection with any bankruptcy or insolvency proceeding or otherwise (including pursuant to any settlement entered into by the applicable Issuing Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of the applicable Issuing Bank its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under the immediately preceding sentence shall survive the payment in full of the Obligations and the termination of this Credit Agreement.

      4.4. OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrowers may have or have had against any Agent, any Issuing Bank, any Lender or any beneficiary of a Letter of Credit. Each of the Borrowers further agrees with the Administrative Agent, each Issuing Bank and the Lenders that, except for liability resulting from the Administrative Agent's, such Issuing Bank's or such Lender's gross negligence or willful misconduct, the Administrative Agent, each Issuing Bank and the Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any Borrower against the beneficiary of any Letter of Credit or any such transferee. None of the Administrative Agent, any Issuing Bank nor any Lenders shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit unless resulting from its gross negligence or willful misconduct. Each of the Borrowers agrees that any action taken or omitted by the Administrative Agent, any Issuing Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon each Borrower and shall not result in any liability on the part of any Issuing Bank, the Administrative Agent or any Lender to any Borrower.

      4.5. RELIANCE BY ISSUER. To the extent not inconsistent with Section 4.4, each Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Bank. Each Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Notes or of a Letter of Credit Participation.

      4.6. LETTER OF CREDIT FEE. The Borrowers shall, on the first day of each calendar quarter for the immediately preceding calendar quarter, pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent (a) in respect of each standby Letter of Credit issued, extended or renewed during such calendar quarter, an amount equal to the Applicable Margin per annum with respect to standby Letter of Credit Fees of the face amount of such standby Letter of Credit, which Letter of Credit Fee shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages and (b) in respect of each documentary Letter of Credit an amount equal to the Applicable Margin per annum with respect to documentary Letter of Credit Fees on the face amount of such documentary Letter of Credit, which Letter of Credit Fee shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the Borrowers shall also pay to each Issuing Bank for such Issuing Bank's own account, at the times and in the amounts set forth in the Fee Letter, a fronting fee agreed by such Issuing Bank and the Borrowers and, at such other time or times as such charges are customarily made by such Issuing Bank, such Issuing Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

      4.7. TRANSITIONAL LETTERS OF CREDIT. Schedule 4.7 contains a list of certain letters of credit issued prior to the Closing Date for the account of the Borrowers by Fleet National Bank in its capacity as the issuing bank under the Existing Credit Agreement (the "Existing Letters of Credit"). On the Closing Date, (a) the Existing Letters of Credit shall be deemed to be Letters of Credit issued pursuant to this Section 4 and shall be subject to all of the provisions applicable to Letters of Credit under this Credit Agreement, including, without limitation, such provisions as relate to the Letter of Credit Participations of the Lenders, and (b) all liabilities of any Borrower with respect to the Existing Letters of Credit shall constitute Obligations of such Borrower with respect to Letters of Credit in accordance with this Credit Agreement and the Loan Documents as though such Borrower had executed a Letter of Credit Application with respect thereto under this Credit Agreement. On the Closing Date, the letter of credit fees owing with respect to the Existing Letters of Credit under Section 2.10(c) of the Existing Credit Agreement shall be calculated and paid in full to PNC Bank, National Association as Administrative Agent under the Existing Credit Agreement. From and after the Closing Date, the Borrowers shall pay Letter of Credit Fees and such other fees as provided in Section 4.6, in each case when due pursuant to Section 4.6, with respect to each of the Existing Letters of Credit.

      4.8. LETTER OF CREDIT AMOUNTS. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the Dollar Equivalent of the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the documents related thereto, whether or not such maximum face amount is in effect at such time.

                         5. CERTAIN GENERAL PROVISIONS.

      5.1. CLOSING AND ADMINISTRATIVE AGENT'S FEES. The Co-Borrowers jointly and severally agree to pay (a) to the Administrative Agent for the accounts of the Lenders on the Closing Date a closing fee (the "Closing Fee") as set forth in the Fee Letter and (b) to the Administrative Agent, at the times and in the manner set forth in the Fee Letters, the fees described in the Fee Letter.

      5.2. BGI AS AGENT FOR OTHER BORROWERS. Each of the Borrowers, by its execution of this Credit Agreement, irrevocably authorizes BGI to give and receive all notices and instructions, to take all actions and make such agreements expressed to be capable of being given, received or taken by BGI or any other Borrower under this Credit Agreement and the other Loan Documents, including, without limitation, the making of any Loan Request on behalf of such other Borrower, and notwithstanding that such notice, instruction, action or agreement may affect such other Borrower, and each Borrower shall, as regards the Agents, the Issuing Banks and the other Lenders, be bound thereby as though each Borrower, as applicable, itself had given or received such notice or instruction, taken such action or made such agreement. Notwithstanding anything to the contrary contained herein, any actions taken pursuant to this Section 5.2 with respect to BGP(UK), the UK Borrower or the Australian Borrower relating to any Loan Requests or any consent, amendment or other modification of this Credit Agreement or in connection with any other action requested by the Administrative Agent shall be taken by such Person directly (including the execution of any documents in connection with any such actions).

      5.3. FUNDS FOR PAYMENTS.

            5.3.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal and interest on Loans, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in the currency set forth in
      Section 5.13.1, for the respective accounts of the Lenders, the Swingline Lender, any Agent or any Issuing Bank, as the case may be, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Eastern time or other local time at the place of payment) and in Same Day Funds.

            5.3.2. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by them hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders, the Swingline Lender, the applicable Agent or (as the case may be) the applicable Issuing Bank, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars or the applicable Optional Currency as shall be necessary to enable the Lenders, the Swingline Lender, such Agent or such Issuing Bank to receive the same net amount which the Lenders, the Swingline Lender, such Agent or such Issuing Bank would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

            5.3.3. NON-U.S. LENDERS. Each Lender and Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrowers hereunder to be made to such Lender or Agent or for such Lender's or Agent's account, deliver to the Borrowers and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such

      Lender or Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrowers and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Lender and Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrowers' or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrowers and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto). Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender's status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Administrative Agent or BGI, as the Administrative Agent or BGI shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authorities under the laws of any other jurisdiction, duly executed and completed by such Lender, as are required under such laws to confirm such Lender's entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrowers pursuant to this Credit Agreement or otherwise to establish such Lender's status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (A) notify the Administrative Agent of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary to avoid any requirement of applicable laws of any such jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender. Additionally, each of the Borrowers shall promptly deliver to the Administrative Agent or any Lender, as the Administrative Agent or such Lender shall reasonably request, on or prior to the

      Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the laws of any jurisdiction, duly executed and completed by such Borrower, as are required to be furnished by such Lender or the Administrative Agent under such laws in connection with any payment by the Administrative Agent or any Lender of taxes or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

      5.4. COMPUTATIONS. All computations of interest on the Loans (other than Base Rate Loans) and of Fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed except that computations of interest on Eurocurrency Rate Loans denominated in an Optional Currency shall be based on customary banking practices for such Optional Currency. All computations of interest on the Base Rate Loans shall be based on a 365/366-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records and accounts relating to such Loans from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrowers to the contrary.

      5.5. INABILITY TO DETERMINE EUROCURRENCY RATE. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan denominated in Dollars or an Optional Currency (such currency, whether Dollars or an Optional Currency, referred to in this Section 5.5 as the "Affected Currency"), the Administrative Agent shall determine or be notified by the Required Lenders that (a) adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate or the International Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan denominated in the Affected Currency during any Interest Period or (b) the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Eurocurrency Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, only in the case of Revolving Credit Loans denominated in Dollars, shall be deemed a request for Base Rate Loans, (ii) each Eurocurrency Rate Loan if denominated in Dollars will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and if denominated in an Optional Currency that is an Affected Currency, be repaid and (iii) the obligations of the Lenders to make Eurocurrency Rate Loans denominated in the Affected Currency shall be suspended until the Administrative Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Lenders, shall so notify the Borrowers and the Lenders.

      5.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Rate Loans denominated in any currency (such currency whether Dollars or an Optional Currency referred to in this Section 5.6 as the "Affected Currency"), such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make Eurocurrency Rate Loans or convert Base Rate Loans to Eurocurrency Rate Loans denominated in the Affected Currency shall forthwith be suspended and (b) such Lender's Loans then outstanding as Eurocurrency Rate Loans and denominated in an Affected Currency where such Affected Currency is Dollars, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law and the Eurocurrency Rate Loans then outstanding and denominated in an Optional Currency that is an Affected Currency if any, shall be repaid on the last day of each Interest Period applicable to such Eurocurrency Rate Loan or within such earlier period as may be required by law. The Borrowers hereby jointly and severally agree promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this Section 5.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

      5.7. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender, Agent or any Issuing Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

      (a) subject any Lender, Agent or Issuing Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender, Agent or Issuing Bank), or

      (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender, Agent or Issuing Bank under this Credit Agreement or any of the other Loan Documents, or

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                                      -66-

      (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender or Issuing Bank, or

      (d) impose on any Lender, Agent or Issuing Bank any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                  (i) to increase the cost to any Lender or Issuing Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                  (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender, Agent or Issuing Bank hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                  (iii) to require such Lender, Agent or Issuing Bank to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender, Agent or Issuing Bank from the Borrowers hereunder,

      (e) impose on any Lender, Agent or Issuing Bank any Mandatory Costs with respect to the Credit Agreement, the other Loan Documents, such Lender's Commitment or the Loans,

then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) any Agent or Issuing Bank at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender, Agent or Issuing Bank such additional amounts as will be sufficient to compensate such Lender, Agent or Issuing Bank for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

      5.8. CAPITAL ADEQUACY. If after the date hereof any Lender, Agent or Issuing Bank determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender, Agent or Issuing Bank or any corporation controlling such Lender, Agent or Issuing Bank with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's, Agent's or Issuing Bank's commitment with respect to any Loans to a level below that which such Lender, Agent or Issuing Bank could have achieved but for such adoption, change or compliance (taking into consideration such Lender's, Agent's or Issuing Bank's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) Agent or Issuing Bank to be material, then such Lender, Agent or Issuing Bank may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers jointly and severally agree to pay such Lender or (as the case may be) Agent or Issuing Bank for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) such Agent or Issuing Bank of a certificate in accordance with Section 5.9 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

      5.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 5.7 or 5.8 and a brief explanation of such amounts which are due, submitted by any Lender, Agent or Issuing Bank to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

      5.10. INDEMNITY. The Borrowers jointly and severally agree to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or redeployment of funds obtained by it to maintain any Loans, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) that such Lender may sustain or incur as a consequence of (a) default by a Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to banks of funds obtained by it in order to maintain its Eurocurrency Rate Loans, (b) default by a Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Sections 2.1.1, 2.4.1.6,
2.5.2 or 2.9 or (c) the making of any payment of a Eurocurrency Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans; provided that the UK Borrower shall not indemnify the Lenders pursuant to this Section 5.10 for any amounts owing to the Lenders in respect of any Loans made to, or Letters of Credit issued for the account of, BGP(UK) relating to BGP(UK)'s acquisition of any equity interests of the UK Borrower.

      5.11. INTEREST AFTER DEFAULT.

            5.11.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then applicable thereto, the Base
      Rate) until such amount shall be paid in full (after as well as before judgment).

            5.11.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an Event of Default the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Lenders pursuant to Section 16.12, bear interest at a rate per annum equal to the rate of interest applicable to overdue principal pursuant to Section 5.11.1.

      5.12. REPLACEMENT OF LENDERS. If any Lender (an "Affected Lender") (a) makes demand upon the Borrowers for (or if the Borrowers are otherwise required to pay) amounts pursuant to Sections 5.7 or 5.8, (b) is unable to make or maintain Eurocurrency Rate Loans as a result of a condition described in Section 5.6, (c) gives notice to the Administrative Agent that it will not consent to the extension of the Maturity Date pursuant to Section 2.11 or (d) defaults in its obligation to make Loans in accordance with the terms of this Credit Agreement or purchase any Letter of Credit Participation or participate in any Swingline Loan, the Borrowers may, so long as no Default or Event of Default has occurred and is then continuing, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing the Borrowers to be required to pay such compensation or causing Section 5.6 to be applicable), or default referred to in clauses (a), (b) or (d), or in the case of clause (c) above, prior to the first anniversary of the Closing Date, as the case may be, by notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Lender (i) request the Affected Lender to cooperate with the Borrowers in obtaining a replacement Lender satisfactory to the Administrative Agent and the Borrowers (the "Replacement Lender"); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Loans and Commitment as provided herein, but none of such Lenders shall be under an obligation to do so; or (iii) designate a Replacement Lender approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Loans and Commitment, then such Affected Lender shall assign, in accordance with Section 15, all of its Commitment, Loans, Letter of Credit Participations, Notes and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; provided, however, that (A) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and (B) prior to any such assignment, the Borrowers shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under Sections 5.7 and 5.8. Upon the effective date of such assignment, the Borrowers shall issue replacement Notes to such Replacement Lender and/or non-Affected Lenders, as the case may be, and such institution shall become a "Lender" for all purposes under this Credit Agreement and the other Loan Documents.

      5.13. CURRENCY MATTERS.

            5.13.1. CURRENCY OF ACCOUNT. Dollars are the currency of account and payment for each and every sum at any time due from the Borrowers hereunder in each case except as expressly provided in this Credit Agreement; provided that:

            (a) each repayment of a Loan, Unpaid Reimbursement Obligation or a part thereof shall be made in the currency in which such Loan or Unpaid Reimbursement Obligation is denominated at the time of that repayment;

            (b) each payment of interest shall be made in the currency in which such principal or other sum in respect of which such interest is payable, is denominated;

            (c) each payment of Fees shall be in Dollars;

            (d) each payment in respect of costs, expenses and indemnities shall be made in the currency in which the same were incurred; and

            (e) any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.

            No payment to any Agent, any Issuing Bank or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until such Agent, such Issuing Bank or such Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, the Borrowers jointly and severally agree to indemnify and hold harmless such Agent, such Issuing Bank or such Lender, as the case may be, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Credit Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall.

            5.13.2. CURRENCY FLUCTUATIONS. (a) Not later than 1:00 p.m. (Eastern time) on the last Business Day of each month with respect to Letters of Credit and on the last day of each Interest Period with respect to Revolving Credit Loans (in each case, the "Calculation Date"), and at such other times as shall be determined by the Administrative Agent in its sole discretion, the Administrative Agent shall determine the Dollar Equivalent as of such date of the LC Exposure or, as the case may be, such Revolving Credit Loan. The Dollar Equivalent so determined shall become effective on the first Business Day immediately following such determination (a "Reset Date") and shall remain effective until the next succeeding Reset Date relating to LC Exposure or, as the case may be, such Revolving Credit Loan. The Administrative Agent shall use its reasonable efforts to provide the Borrowers with notice of such Reset Date and the Dollar Equivalent determined pursuant to the preceding sentence.

            (b) If, on any Reset Date and on the Maturity Date, (i) the Dollar Equivalent of the Total Facility Usage exceeds the lesser of (x) the Total Commitment at such time or (y) the Aggregate Borrowing Base as then in effect, or (ii) the sum of (A) the Dollar Equivalent of (x) the Co-Borrower Loans outstanding, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding, exceeds (B) the lesser of (x) the Total Commitment at such time or (y) the Domestic Borrowing Base as then in effect, or (iii) the Dollar Equivalent of the sum of the UK Loans and the Australian Loans and the Dollar Equivalent of the LC Exposure in respect of Letters of Credit issued for the accounts of the UK Borrower and/or the Australian Borrower exceeds the Foreign Sublimit, in each case for three
      (3) or more consecutive Business Days (but not in the case of the Maturity
      Date), then the applicable Borrowers shall repay or prepay the Loans in accordance with this Credit Agreement within five (5) Business Days from such third consecutive Business Day (or on the Maturity Date, as applicable) in an aggregate principal amount such that, after giving effect thereto, (i) the Total Facility Usage (expressed in Dollars) no longer exceeds the lesser of (x) the Total Commitment (expressed in Dollars) or (y) the Aggregate Borrowing Base as then in effect (expressed in Dollars) or, as the case may be, the Foreign Sublimit and (ii) the sum of (A) the Dollar Equivalent of (x) the Co-Borrower Loans outstanding, plus (y) the LC Exposure in respect of Letters of Credit issued for the account of the Co-Borrowers, plus (z) the Swingline Loans outstanding, no longer exceeds (B) the lesser of (x) the Total Commitment at such time or
      (y) the Domestic Borrowing Base as then in effect.

            5.13.3. EXCHANGE RATE. For purposes of this Credit Agreement, the amount in one currency which shall be equivalent on any particular date to a specified amount in another currency shall be that amount (as conclusively ascertained by the Administrative Agent by its normal banking practices, absent manifest error) in the first currency which is or could be purchased by the Administrative Agent (in accordance with normal banking practices) with such specified amount in the second currency at the Exchange Rate.

            5.13.4. DENOMINATIONS. In the event that any portion of the funds available under the terms of this Credit Agreement is denominated in an Optional Currency, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to Section 5.13.3 above. The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under Sections 2.1.1, 2.4.1.1, 2.5.1, 2.11 and 4.1, any required repayments under Section
      15.13.2 and the Excess Availability or the Total Facility Usage hereunder and calculating the Excess Availability Ratio or the Total Facility Usage Ratio.

      5.14. NEW CURRENCY. If, after the making of any Loan or the issuance, renewal or extension of any Letter of Credit in any Optional Currency, currency control or exchange regulations are imposed in the country which issues such Optional Currency, as application, with the result that different types of such Optional Currency (the "New Currency") are introduced and the type of currency in which the Loan or Letter of Credit was made (the "Original Currency") no longer exists or the Borrowers are not able to make payment to the Administrative Agent for the account of the Lenders, any Agent or any Issuing Bank in such Original Currency, then all payments to be made by the Borrowers hereunder in such currency shall be made to the Administrative Agent in such amount and such type of the New Currency as shall be equivalent to the amount of such payment otherwise due hereunder in the Original Currency, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section 5.14, if, after the making of any Loan or the issuance, renewal or extension of any Letter of Credit in any Optional Currency, the Borrowers are not able to make payment to the Administrative Agent for the account of the Lenders, any Agent or any Issuing Bank in the type of currency in which such Loan was made or, as the case may be, such Letter of Credit was issued, extended or renewed because of the imposition of any such currency control or exchange regulation, then such Loan or, as the case may be, Reimbursement Obligation in respect of such Letter of Credit shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Equivalent (as of the date of repayment) of such Loan or, as the case may be, Reimbursement Obligation in respect of such Letter of Credit.

      5.15. CONCERNING JOINT AND SEVERAL LIABILITY OF THE CO-BORROWERS.

      (a) Each of the Co-Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders, any Issuing Bank and the Agents under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Co-Borrowers and in consideration of the undertakings of each other Co-Borrower to accept joint and several liability for the Obligations.

      (b) Each of the Co-Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Co-Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 5.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Co-Borrowers without preferences or distinction among them.

      (c) If and to the extent that any of the Co-Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Co-Borrowers will make such payment with respect to, or perform, such Obligation.

      (d) The Obligations of each of the Co-Borrowers under the provisions of this Section 5.15 constitute the full recourse Obligations of each of the Co-Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or the other Loan Documents or any other circumstance whatsoever as to any other Co-Borrower.

      (e) Except as otherwise expressly provided herein, each Co-Borrower hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance of its joint and several liability, notice of any and all advances of the Loans made under this Credit Agreement and the Notes, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement or any of the other Loan Documents), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by any Agent, any Issuing Bank or the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement and the other Loan Documents. Each Co-Borrower hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Co-Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Each Co-Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment, or place or manner for payment, compromise, refinancing, consolidation or renewals of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agents, any Issuing Bank and the Lenders at any time or times in respect of any default by any Co-Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement and the other Loan Documents, any and all other indulgences whatsoever by the Agents, any Issuing Bank and the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Co-Borrowers or any other entity or Person primarily or secondarily liable for any Obligation. Such Co-Borrower further agrees that its Obligations shall not be released or discharged, in whole or in part, or otherwise affected by the adequacy of any rights which any Agent, any Issuing Bank or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations, the impairment of any collateral security securing the Obligations, including, without limitation, the failure to protect or preserve any rights which any Agent, any Issuing Bank or any Lender may have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security, any other act or omission which might in any manner or to any extent vary the risk of such Co-Borrower, or otherwise operate as a release or discharge of such Co-Borrower, all of which may be done without notice to such Co-Borrower. If for any reason any of the other Co-Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any of the other Co-Borrowers by reason of such other Co-Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any reason, this Credit Agreement and the other Loan Documents to which it is a party shall nevertheless be binding on such Co-Borrower to the same extent as if such Co-Borrower at all times had been the sole obligor on such Obligations. Without limiting the generality of the foregoing, each Co-Borrower assents to any other action or delay in acting or failure to act on the part of the Agents, any Issuing Bank and the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 5.15, afford grounds for terminating, discharging or relieving such Co-Borrower, in whole or in part, from any of its obligations under this Section 5.15, it being the intention of each Co-Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Co-Borrower under this Section 5.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Co-Borrower under this Section 5.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any other Co-Borrower, or any of the Lenders. The joint and several liability of the Co-Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, ownership, membership, constitution or place of formation of any Co-Borrower or the Lenders. Each of the Co-Borrowers acknowledges and confirms that it has itself established its own adequate means of obtaining from each of the other Co-Borrowers on a continuing basis all information desired by such Co-Borrower concerning the financial condition of each of the other Co-Borrowers and that each such Co-Borrower will look to each of the other Co-Borrowers and not to any Agent, any Issuing Bank or any Lender in order for such Co-Borrower to keep adequately informed of changes in each of the other Co-Borrowers' respective financial conditions.

      (f) The provisions of this Section 5.15 are made for the benefit of the Lenders, the Agents and any Issuing Bank and their respective permitted successors and assigns, and may be enforced by it or them from time to time against any or all of the Co-Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders, the Agents or any Issuing Bank or such successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Co-Borrowers or to exhaust any remedies available to it or them against any of the other Co-Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 5.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Lender, any

Agent or any Issuing Bank upon the insolvency, bankruptcy or reorganization of any of the Co-Borrowers, or otherwise, the provisions of this Section 5.15 will forthwith be reinstated in effect, as though such payment had not been made.

      (g) Each of the Co-Borrowers hereby agrees that it will not enforce any of its rights of reimbursement, contribution, subrogation or the like against the other Co-Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Lenders, any Agent or any Issuing Bank with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Co-Borrower may have against any other Co-Borrower with respect to any payments to the Lenders, the Agents or any Issuing Bank hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Co-Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Co-Borrower therefor.

      (h) Each of the Co-Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Co-Borrower to any other Co-Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Co-Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Co-Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Co-Borrower owing to such Co-Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Co-Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Co-Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata accounts of the Lenders to be applied to repay the Obligations.

      5.16. ADDITIONAL BORROWERS. BGI may cause additional Subsidiaries of BGI to become Borrowers hereunder by causing such Subsidiary or Subsidiaries to agree to be bound by the provisions of this Credit Agreement and the Notes, to execute and deliver a Joinder Agreement to the Administrative Agent and to deliver such legal opinions and other documents and instruments as the Administrative Agent may request, including allonges to the Notes. To the extent that BGI causes any Foreign Subsidiary of BGI which has not been classified for United States income tax purposes as a "US person" as defined in Section 957 of the Code to become a Borrower hereunder, such Foreign Subsidiary will be added as a UK Borrower or an Australian Borrower, as applicable, and not as a Co-Borrower.

      5.17. LIMITATIONS ON CERTAIN OBLIGATIONS OF UK BORROWER AND THE AUSTRALIAN BORROWER. Subject to Section 6 hereof and notwithstanding any other provision hereof, each of

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                                      -75-

the UK Borrower and the Australian Borrower (a) shall only be liable for such Borrower's pro rata share (based upon the proportion the valuation of the assets of such Borrower bears to the consolidated valuation of the assets of BGI and its Subsidiaries, in each case as reasonably determined by the Borrowers in consultation with the Administrative Agent and as such determination may be updated from time to time (but in no event less than once each fiscal year), in each case with written notice to the Administrative Agent) of the Commitment Fee, any expenses payable under Sections 5.6, 5.7, 5.8 or 16.2, and any indemnification obligations under Section 16.3 or the other Loan Documents, (b) shall only be liable for Letter of Credit Fees and other fees under Section 4.6 which arise from Letters of Credit issued, extended or renewed for the account of such Borrower, (c) shall only be liable for indemnification costs under
Section 5.10 which arise from Revolving Credit Loans made to such Borrower and
(d) shall not be liable for any payments in respect of the Closing Fee and other fees payable under Section 5.1 hereof.

                      6. GUARANTY AND COLLATERAL SECURITY.

      6.1. GUARANTY OF PAYMENT AND PERFORMANCE. For value received and hereby acknowledged and as an inducement to the Lenders to make Loans to the Borrowers and the Issuing Banks to issue Letters of Credit for the account of the Borrowers, (a) each Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Agents, the Issuing Banks and the Lenders, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code (such obligations collectively being the "Guaranteed Obligations") and (b) the Australian Borrower hereby absolutely, unconditionally and irrevocably guarantees to the Agents, the Issuing Banks and the Lenders, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the UK Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code (such obligations collectively being the "UK Guaranteed Obligations"). This Section 6 is in no way conditioned upon any requirement that any Agent, any Issuing Bank or any Lender first attempt to collect any of the Obligations from the applicable Borrower or, as the case may be, Borrowers or resort to any collateral security or other means of obtaining payment. Should any Borrower default in the payment or performance of any of its Obligations, the obligations of each Guarantor and the Australian Borrower hereunder with respect to the Guaranteed Obligations or the UK Guaranteed Obligations shall become immediately due and payable to the Administrative Agent, for the benefit of the Lenders, the Issuing Banks and the Agents, without demand or notice of any nature, all of which are expressly waived by each Guarantor and the Australian Borrower.

      6.2. GUARANTY ABSOLUTE. Each of the Guarantors guarantees that the Guaranteed Obligations and the Australian Borrower guarantees that the UK Guaranteed Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Agent, any Issuing Bank or any Lender with respect thereto, including, without limitation, any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Guaranteed Obligation or UK Guaranteed Obligation, other than strictly in accordance with the terms of this Credit Agreement (such as by the tender of a currency other than as provided in Section 5.13 or that restricts the procurement of such currency by the Borrowers or the Guarantors), or (b) any agreement, whether or not signed by or on behalf of any Agent, any Issuing Bank or the Lenders, in connection with the restructuring or rescheduling of public or private obligations in any Borrower's country, whether or not such agreement is stated to cause or permit the discharge of the Obligations prior to the final payment in full of the Obligations in the currency required by Section 5.13 in strict accordance with this Credit Agreement. The liability of each Guarantor under this Guaranty with regard to the Guaranteed Obligations of each Borrower and the liability of the Australian Borrower under this Guaranty with regard to the UK Guaranteed Obligations of the UK Borrower shall be absolute and unconditional irrespective of:

      (a) any lack of authorization, execution, validity or enforceability or any illegality of such Borrower to become a Borrower hereunder, this Credit Agreement and any amendment hereof (with regard to such Guaranteed Obligations and the UK Guaranteed Obligations, as the case may be), or any other obligation, agreement or instrument relating thereto (it being agreed by each Guarantor and the Australian Borrower that the Guaranteed Obligations and the UK Guaranteed Obligations shall not be discharged prior to the final and complete satisfaction of all of the Obligations of the Borrowers) or any failure to obtain any necessary governmental consent or approvals or necessary third party consents or approvals;

      (b) any Agent's, any Issuing Bank's or any Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, or any power, right or remedy with respect to any of the Obligations or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, including (i) any suspension of any Agent's, any Issuing Bank's or any Lender's right to enforce against any other Borrower of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, or (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of such Borrower or the UK Guaranteed Obligations of the UK Borrower or any other amendment or waiver of or any consent to departure from this Credit Agreement or the other Loan Documents (with regard to such Guaranteed Obligations and the UK Guaranteed Obligations) or any other agreement or instrument governing or evidencing any of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be;

      (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations of such Borrower or the UK Guaranteed Obligations of the UK Borrower;

      (d) any change in ownership of such Borrower;

      (e) any acceptance of any partial payment(s) from such Borrower;

      (f) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver, examiner or trustee for all or any part of any Borrower's assets;

      (g) any assignment, participation or other transfer, in whole or in part, of any Agent's, any Issuing Bank's or any Lender's interest in and rights under this Credit Agreement or any other Loan Document, or of any Agent's, any Issuing Bank's or any Lender's interest in the Obligations or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be;

      (h) any cancellation, renunciation or surrender of any pledge, guaranty or any debt instrument evidencing the Obligations or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be;

      (i) any Agent's, any Issuing Bank's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be; or

      (j) any other action or circumstance, other than payment, which might otherwise constitute a defense available to, or a discharge of, such Borrower in respect of its or the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be.

      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, is rescinded or must otherwise be returned by any Agent, any Issuing Bank or any Lender upon the insolvency, bankruptcy or reorganization, examination of any Borrower or otherwise, all as though such payment had not been made.

      6.3. EFFECTIVENESS, ENFORCEMENT. The Guaranty herein of each Guarantor and the Australian Borrower shall be effective and shall be deemed to be made with respect to each Loan made or Letter of Credit issued to a Borrower as of the time it is made. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of a Borrower, and no defect in or insufficiency or want of powers of any Borrower or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such Guaranty. This Guaranty is a continuing guaranty and shall (a) survive any termination of this Credit Agreement and (b) remain in full force and effect until payment in full in cash and performance of all

Guaranteed Obligations or UK Guaranteed Obligations, as the case may be, and all other amounts payable under this Guaranty. This Guaranty is made for the benefit of each Agent, each Issuing Bank and each of the Lenders and their respective successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of any Agent, any Issuing Bank or any Lender first to exercise any rights against any Borrower or to exhaust any remedies available to it against any Borrower or to resort to any other source or means of obtaining payment of any of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, or to elect any other remedy. In the event that acceleration of the time for payment (or the giving of notice of such acceleration) of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, of any Borrower is stayed upon the insolvency, bankruptcy, examination or reorganization, of such Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement shall be immediately due and payable by each Guarantor or the Australian Borrower, as the case may be, under the Guaranty herein provided.

      6.4. WAIVER. Each of the Guarantors and the Australian Borrower hereby waives promptness, diligence, protest, notice of protest, all suretyship defenses, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, and this Guaranty and any requirement that any Agent, any Issuing Bank or any Lender secure, perfect or protect any security interest or lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral. Each of the Guarantors and the UK Borrower also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

      6.5. SUBORDINATION; SUBROGATION. Until the termination of the Commitments and final payment and performance in full in cash of all of the Obligations, none of the Guarantors nor the Australian Borrower shall exercise and hereby waives any rights against any Borrower as a result of payment by any Guarantor or the Australian Borrower, as the case may be, hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and any Guarantor or the Australian Borrower, as the case may be, will not prove any claim in competition with any Agent, any Issuing Bank or any Lender in respect of any payment hereunder in bankruptcy, insolvency or reorganization proceedings of any nature; any Guarantor or the Australian Borrower, as the case may be, will not claim any set-off, recoupment or counterclaim against any Borrower in respect of any liability of such Guarantor or the Australian Borrower to such Borrower; and each Guarantor and the Australian Borrower waives any benefit of and any right to participate in any collateral which may be held by any Agent, any Issuing Bank and any Lender. The payment of any amounts due with respect to any Indebtedness of any Borrower now or hereafter held by any Guarantor or the Australian Borrower, as the case may be, is hereby subordinated to the prior payment in full of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be. Each

Guarantor and the Australian Borrower agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, such Guarantor or the Australian Borrower, as the case may be, will not demand, sue for, or otherwise attempt to collect any such Indebtedness of any of the Borrowers to such Guarantor or such Australian Borrower, as the case may be, until the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, then due shall have been paid in full in cash. If, notwithstanding the foregoing sentence, any Guarantor or the Australian Borrower, as the case may be, shall collect or receive any amounts in respect of such indebtedness, such amounts shall be collected and received by such Guarantor or the Australian Borrower, as the case may be, as trustee for the Agents, any Issuing Bank and the Lenders and be paid over to the Administrative Agent for the respective accounts of the Agents, the Issuing Banks and the Lenders on account of the Guaranteed Obligations or the UK Guaranteed Obligations, as the case may be, without affecting in any manner the liability of any Guarantor or the Australian Borrower under the other provisions of this Section 6. The provisions of this section shall survive the expiration or termination of the Credit Agreement and the other Loan Documents and the provisions of this section shall be supplemental to and not in derogation of any rights and remedies of any Agent, any Issuing Bank or any Lender under any separate subordination agreement which any Agent, any Issuing Bank or any Lender may at any time and from time to time entered into with any Guarantor or the Australian Borrower for the benefit of any Agent, any Issuing Bank or any Lender.

      6.6. PAYMENTS. Payments by each Guarantor or the Australian Borrower, as the case may be, hereunder may be required by the Administrative Agent on any number of occasions. All payments made by each Guarantor or the Australian Borrower, as the case may be, under this Section 6 shall be made to the Administrative Agent, in the manner and at the place of payment specified therefor in Section 5.3.1 hereof, for the account of the Lenders, the Issuing Banks and the Agents and in the same currency in which such Obligation was made, unless otherwise agreed to in writing by the Agents, the Issuing Banks or the Lenders.

      6.7. SETOFF. Each Guarantor and the Australian Borrower grants to the Agents, the Issuing Banks and the Lenders, as security for the full and punctual payment and performance of all of such Guarantor's and the Australian Borrower's, as the case may be, obligations under this Section 6, a continuing lien on, security interest and right of setoff in all securities or other property belonging to such Guarantor and the Australian Borrower, as the case may be, now or hereafter held by any Agent, any Issuing Bank or such Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from any Agent, any Issuing Bank or such Lender to such Guarantor and the Australian Borrower, as the case may be, or subject to withdrawal by such Guarantor or the Australian Borrower, as the case may be. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Guaranteed Obligations and the UK Guaranteed Obligations, each of the Agents, each Issuing Bank and the Lenders is hereby authorized at any time and from time to time during the continuance of any Event of Default, without notice to any Guarantor or the Australian Borrower (any such notice being expressly waived by the Guarantors and the Australian Borrower) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Guarantor and the UK Borrower, as the case may be, under this Section 6, whether or not such Agent, such Issuing Bank or such Lender shall have made any demand under this Section 6 and although such obligations may be contingent or unmatured.

      6.8. FURTHER ASSURANCES. Each Guarantor and the Australian Borrower agrees that it will from time to time, at the request of the Administrative Agent, do all such things and execute all such documents as the Administrative Agent may reasonably consider necessary or desirable to give full effect to this Section 6 and to perfect and preserve the rights and powers of the Lenders, the Issuing Banks and the Agents hereunder. Each Guarantor and the Australian Borrower acknowledges and confirms that it has established its own adequate means of obtaining from the Borrowers on a continuing basis all information desired by it concerning the financial condition of the Borrowers and that it will look to the Borrowers and not to any Agent, any Issuing Bank or any Lender in order for it to keep adequately informed of changes of the financial condition of any Borrower.

      6.9. SUCCESSORS AND ASSIGNS. This Section 6 shall be binding upon each Guarantor and the Australian Borrower, its successors and assigns, and shall inure to the benefit of the Agents, the Issuing Banks and the Lenders and their respective successors, and permitted transferees and assigns. Without limiting the generality of the foregoing sentence, each Lender may, in accordance with the provisions of Section 15 and subject to the limitations set forth therein, assign or otherwise transfer this Credit Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to another Person, and such other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Lender herein. None of the Guarantors nor the Australian Borrower may assign any of its obligations hereunder. BGI may cause additional Subsidiaries of BGI to become Guarantors hereunder by causing such Subsidiary or Subsidiaries to agree to be bound by the provisions of this Section 6, to execute and deliver a Joinder Agreement to the Administrative Agent and to deliver such legal opinions and other documents and instruments as the Administrative Agent may request.

      6.10. CONTRIBUTION. To the extent any of the Guarantors or the Australian Borrower makes a payment hereunder in excess of the aggregate amount of the benefit received by such Person in respect of the extensions of credit under the Credit Agreement (the "Benefit Amount"), then such Person, after the payment in full in cash of all of the Guaranteed Obligations and the UK Guaranteed Obligations shall be entitled to recover from each such Person such excess payment, pro rata in accordance with the ratio of the Benefit Amount received by such other Person to the total Benefit Amounts received by each of the Guarantors and the Australian Borrower, and the right to such recovery shall be deemed to be in asset and property of such Person so funding;

provided that all such rights to recovery shall be subordinate and junior in right of payment to the final and indefeasible repayment in full in cash of all of the Obligations.

      6.11. RELEASE OF GUARANTIES. In the event that BGI has demonstrated to the reasonable satisfaction of the Administrative Agent that the UK Borrower has become classified for United States income tax purposes as a "US person" as defined in Section 957 of the Code and such Borrower has become a Co-Borrower and a Guarantor hereunder by executing and delivering to the Administrative Agent a Joinder Agreement and the documents referred to therein, the Administrative Agent will, on ten (10) days prior written notice from BGI delivered to the Agents and the Lenders, release the guaranty of the Australian Borrower of the UK Guaranteed Obligations in the case of the UK Borrower being classified as a "US person". In the event that BGI has demonstrated to the reasonable satisfaction of the Administrative Agent that the UK Borrower is no longer a Wholly-owned Subsidiary, the Administrative Agent will, on ten (10) days prior written notice from BGI delivered to the Agents and the Lenders, release the guaranty of the Australian Borrower of the UK Guaranteed Obligations. No release shall be required under this Section 6.11 if any Default or Event of Default has occurred and is continuing.

      6.12. SECURITY OF BORROWERS. (a) The Co-Borrower Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the accounts, accounts receivable, cash, cash equivalents, bank accounts (subject to the limitations described in Section 8.15) and inventory of the Co-Borrowers (other than BGP (UK)) and such other of the Co-Borrowers or Guarantors as may be approved by the Administrative Agent, together with all rights under contracts of sale, intellectual property rights and general intangibles relating to or affecting the creation or collection of any such accounts or the completion or sale of any such inventory, whether now owned or hereafter acquired, and all products and proceeds thereof, including, without limitation, any instruments evidencing any of the foregoing, pursuant to the terms of the Security Documents to which any Co-Borrower is a party and otherwise on terms and conditions and pursuant to documentation satisfactory to the Administrative Agent; and (b) the UK Obligations and the Australian Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the accounts, accounts receivable, cash, cash equivalents, bank accounts (subject to the limitations described in Section 8.15) and inventory of the Co-Borrowers, the U.K. Borrower and such other of the Borrowers or Guarantors as may be approved by the Administrative Agent, together with all rights under contracts of sale, intellectual property rights and general intangibles relating to or affecting the creation or collection of any such accounts or the completion or sale of any such inventory, whether now owned or hereafter acquired, and all products and proceeds thereof, including, without limitation, any instruments evidencing any of the foregoing, pursuant to the terms of the Security Documents to which any Co-Borrower is a party and U.K. Security Documents and otherwise on terms and conditions and pursuant to documentation satisfactory to the Administrative Agent.

                       7. REPRESENTATIONS AND WARRANTIES.

      Each of the Borrowers jointly and severally represents and warrants to the Lenders, the Agents and the Issuing Banks as follows:

      7.1. CORPORATE AUTHORITY.

            7.1.1. INCORPORATION; GOOD STANDING. Each of BGI and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and
      (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

            7.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.

            7.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      7.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by any of the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which any of the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

      7.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 7.3 hereto, the Borrowers and their Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others, except Permitted Liens.

      7.4. FISCAL YEAR; FINANCIAL STATEMENTS AND PROJECTIONS.

            7.4.1. FISCAL YEAR. Each of the Borrowers and each of their Subsidiaries has a Fiscal Year which is the 52/53 week period ending on the Sunday (except with respect to Walden, on the Saturday) preceding the last Wednesday in January; provided that the Borrowers and their Subsidiaries may change any Fiscal Year end date to a date not more than seven (7) days before or after the then scheduled end date of such Fiscal Year with written notice to the Administrative Agent not less than thirty
      (30) days prior to the commencement of such Fiscal Year. The Fiscal Quarters and Fiscal Year of the Borrowers and their Subsidiaries are accurately described in Section 1.1 hereof (except as otherwise noticed to the Administrative Agent pursuant to the proviso of the preceding sentence).

            7.4.2. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders (a) a consolidated balance sheet of BGI and its Subsidiaries as at the Balance Sheet Date and consolidated statements of income and cash flow of the Borrowers and their Subsidiaries as at the Balance Sheet Date, certified by Ernst & Young LLP, and (b) a consolidated balance sheet and consolidated statements of income and cash flow of the Borrowers and their Subsidiaries for the FQ1 2004. Such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of BGI and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of any Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of BGI, which were not disclosed in such balance sheet and the notes related thereto.

            7.4.3. PROJECTIONS. The projections of the annual operating budgets of BGI and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the monthly periods from June 2004 through May 2005 and for the annual periods from Fiscal Year 2004 through Fiscal Year 2008, copies of which have been delivered to each Lender, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of any of the Borrowers or any of their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of BGI and its Subsidiaries of the results of operations and other information projected therein.

      7.5. NO MATERIAL ADVERSE EFFECT, ETC. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect. Since the Balance Sheet Date, the Borrowers have not made any Restricted Payment except as set forth in Schedule 7.5 hereto.

      7.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. BGI and each of its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

      7.7. LITIGATION. Except as set forth in Schedule 7.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against BGI or any of its Subsidiaries before any Governmental Authority, that,
(a) might reasonably be expected to, either in any case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of BGI and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of BGI and its Subsidiaries, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      7.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither BGI nor any of its Subsidiaries is subject to any Governing Document or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a Material Adverse Effect. Neither BGI nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrowers' officers, to have any Material Adverse Effect.

      7.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither BGI nor any of its Subsidiaries is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

      7.10. TAX STATUS. Each of BGI and its Subsidiaries (a) has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject where, in the cases of state or foreign tax returns, failure to make such filing could have a Material Adverse Effect, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of any Borrower know of any basis for any such claim.

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                                      -85-

      7.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

      7.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      7.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of any Borrower or any of its Subsidiaries or any rights relating thereto.

      7.14. CERTAIN TRANSACTIONS. Except as set forth on Schedule 7.14, none of the officers, directors, or employees of BGI or any of its Subsidiaries is presently a party to any transaction involving payments in excess of $500,000 with BGI or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any officer or any such employee has a substantial interest or is an officer, trustee or partner.

      7.15. EMPLOYEE BENEFIT PLANS.

            7.15.1. IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by Section 412 of ERISA. The Borrowers have heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

            7.15.2. TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws, provided, however, that any Borrower(s) may include retirees in its employee welfare plans and pay a portion of the cost of such coverage so long as (a) the premium based cost of the coverage does not exceed, in the aggregate $2,000,000 and (b) such coverage is terminable at any time by the applicable Borrower(s). The Borrowers may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers without liability to any Person other than for claims arising prior to termination.

            7.15.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and none of the Borrowers nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by any Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

            7.15.4. MULTIEMPLOYER PLANS. None of the Borrowers nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. None of the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

      7.16. USE OF PROCEEDS.

            7.16.1. GENERAL. The proceeds of the Loans shall be used for working capital and general corporate purposes, dividends on and repurchases of BGI's common stock in accordance with Section 9.4 and Acquisitions and Investments as permitted by this Credit Agreement. The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.

            7.16.2. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

      7.17. ENVIRONMENTAL COMPLIANCE. The Borrowers have taken all appropriate inquiry into the previous ownership of the Real Estate consistent with good commercial or customary practice and, based upon such diligent investigation, has determined that, to the best of the Borrowers' knowledge:

      (a) none of the Borrowers, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or a Material Adverse Effect;

      (b) none of the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R.
Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C.Section 6903(5), any hazardous substances as defined by 42 U.S.C.Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

      (c) except as set forth on Schedule 7.17 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate except in accordance with applicable Environmental Laws; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment;
(iv) to the best of the Borrowers' knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

      (d) none of the Borrowers nor any of their Subsidiaries, or any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby.

      7.18. SUBSIDIARIES. Schedule 7.18, as the same may be updated pursuant to Section 7.22 hereof, states the name of each of BGI's Subsidiaries and Joint Ventures and, in each case, such entity's jurisdiction of incorporation, the outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, such entity's outstanding partnership interests (the "Partnership Interests") if it is a partnership and such entity's outstanding membership interests (the "Membership Interests") if it is a limited liability company. BGI and each of its Subsidiaries has good and marketable title to all of the Subsidiary Shares, Partnership Interests, and Membership Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and Membership Interests have been validly issued and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or Membership Interests except as indicated on Schedule 7.18.

      7.19. DISCLOSURE. None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to any of the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by it or any of their Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to any of the Borrowers or any of their Subsidiaries which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

      7.20. SENIOR DEBT STATUS. The Obligations of each Borrower under this Credit Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Borrower except Indebtedness of such Borrower to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Borrower or Subsidiary of any Borrower which secures Indebtedness or other obligations of any Person except for Permitted Liens. The Borrowers are permitted to incur the Obligations pursuant to the terms of the Senior Notes and the Senior Note Agreement.

      7.21. SOLVENCY. After giving effect to each incurrence of Indebtedness hereunder, and the payment of all Fees, costs and expenses payable by each of the Borrowers hereunder, each of the Borrowers is Solvent.

      7.22. UPDATES TO SCHEDULES. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, BGI shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided that, except for the amendment of Schedules 1, as contemplated by Sections 2.3.2 and 15 and the amendment of
Schedule 7.18 in connection with any new Subsidiary of BGI as permitted herein, no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Administrative Agent (which may request the consent of the Required Lenders) shall have accepted in writing such revisions or updates to such Schedule.

      7.23. INSURANCE. The Borrowers and each of their Subsidiaries maintain with financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are set forth on Schedule 7.23 hereto, and such insurance is in accordance with sound business practices in accordance with industry standards and the terms of the Security Documents.

      7.24. BANK ACCOUNTS. Schedule 7.24 (as updated by the most recent Borrowing Base Report delivered pursuant to Section 8.4(e)) sets forth the account numbers and location of all Local Accounts, Interim Concentration Accounts and other bank accounts of the Borrowers or any of their Subsidiaries.

      7.25. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral, including, with respect to any United Kingdom security, the filing of any applicable UK Security Documents at the Companies Registration Office under Section 395 of the Companies Act of 1985 and such other filing as may be required under English law. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers and all Subsidiaries of the Borrowers party to one of the Security Documents are the owners of the Collateral free from any Lien, except for Permitted Liens.

      7.26. ACCOUNTS RECEIVABLE. The Administrative Agent may rely, in determining which Accounts Receivable are Eligible Credit Card Receivables, on all statements and representations made by the Borrowers with respect to such accounts receivable. Unless otherwise indicated to the Administrative Agent in writing:

            (a) Each Account Receivable which is an Eligible Credit Card Receivable is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

            (b) Each Account Receivable which is an Eligible Credit Card Receivable arises out of a completed, bona fide sale and delivery of goods or rendition of services by a Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Borrower and the account debtor, and, in the case of goods, title to the goods has passed from the Borrower to the account debtor;

            (c) Each Account Receivable which is an Eligible Credit Card Receivable is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to the Administrative Agent; and

            (d) Each Account Receivable which is an Eligible Credit Card Receivable, and the Administrative Agent's security interest therein, is not, and will not (by voluntary act or omission of the Borrowers) be in the future, subject to any offset (to the extent that any offset is asserted or exercised by the account debtor), Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by the Administrative Agent to be immaterial, and each such Account Receivable is absolutely owing to one of the Borrowers and is not contingent in any respect or for any reason (without reference to any rights of customers to return goods).

      7.27. FOREIGN ASSETS CONTROL REGULATIONS, ETC. None of the requesting or borrowing of the Loans, the requesting or issuance, extension or renewal of any Letters of Credit or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C.Section 1 et seq., as amended) (the "Trading With the Enemy Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "Foreign Assets Control Regulations") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "Executive Order") and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, neither the Borrowers nor any of their Subsidiaries or other Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person".

                            8. AFFIRMATIVE COVENANTS.

      Each of the Borrowers, jointly and severally, covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

      8.1. PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which BGI or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

      8.2. MAINTENANCE OF OFFICE. Each of the Borrowers will maintain its chief executive office at 100 Phoenix Drive, Ann Arbor, Michigan or at such other place in the United States of America as such Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

      8.3. RECORDS AND ACCOUNTS. Each of the Borrowers will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP,
(b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and
(c) at all times engage Ernst & Young LLP or other independent certified public accountants satisfactory to the Administrative Agent as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

      8.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to each of the Lenders:

      (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers, the consolidated balance sheet of BGI and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, and certified, without qualification and without an expression of uncertainty as to the ability of BGI or any of its Subsidiaries to continue as going concerns, by Ernst & Young LLP or by other independent certified public accountants satisfactory to the Administrative Agent, which shall include a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default, they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

      (b) as soon as practicable, but in any event not later than forty-five
(45) days after the end of each of the first three fiscal quarters of the Borrowers, copies of the unaudited consolidated balance sheet of BGI and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrowers' fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of BGI that the information contained in such financial statements fairly presents the financial position of BGI and its Subsidiaries on the date thereof (subject to year-end adjustments);

      (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrowers in substantially the form of Exhibit D hereto (a "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenant contained in Section 10 (if applicable), the calculation of Excess Availability, (if applicable) reconciliations to reflect changes in GAAP since the Balance Sheet Date and setting forth the projections and other information required pursuant to Section 9.4(c);

      (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of any of the Borrowers;

      (e) within twenty (20) days after the end of each fiscal month or at such earlier time as the Administrative Agent may reasonably request, a Borrowing Base Report setting forth the Domestic Borrowing Base and the Aggregate Borrowing Base, the Excess Availability and, to the extent applicable, an updated Schedule 7.24 and/or the Fixed Charge Coverage Ratio as at the end of such fiscal month or other date so requested by the Administrative Agent; provided that if at any time a Cash Dominion Event has occurred and is continuing (unless and until a Cash Dominion Cure Event shall have occurred), if requested by the Administrative Agent, then within five (5) days after the end of each calendar week, a Borrowing Base Report setting forth the Domestic Borrowing Base, the Aggregate Borrowing Base and the Excess Availability as at the end of such calendar week and, with respect to such Borrowing Base Report delivered at the end of each fiscal month, an updated Schedule 7.24 (if applicable) and the Fixed Charge Coverage Ratio as at the end of such fiscal month, together with such other information relating to the Collateral as the Administrative Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Administrative Agent shall reasonably request;

      (f) contemporaneously with any delivery made in connection with clause (e) of this Section 8.4, an Accounts Receivable aging report and an inventory summary with respect to any Accounts Receivable and inventory included in the Aggregate Borrowing Base or the Domestic Borrowing Base;

      (g) within thirty (30) days after the end of each Fiscal Year, and from time to time upon request of the Administrative Agent, monthly projections for the upcoming Fiscal Year of BGI and its Subsidiaries updating those projections delivered to the Lenders and referred to in Section 7.4.3 or, if applicable, updating any later such projections delivered in response to a request pursuant to this Section 8.4(g);

      (h) (i) on or before each anniversary of the Closing Date, each Borrower or Guarantor which is a party to the Security Agreement shall deliver to the Collateral Agent a certificate, in substantially the form attached to the Security Agreement as Exhibit A, executed by an Authorized Officer of such Person (A) certifying that there has been no change in any information provided in the perfection certificate delivered in connection with the Security Agreement since the date on which such perfection certificate was signed by such Person (or most recent updated pursuant to this Section 8.4(h)) or (B) attaching an updated perfection certificate for such Person certified to be true and correct as of the date thereof and (ii) on or before each anniversary of the Closing Date, each Borrower or Guarantor which is a party to the UK Security Documents shall deliver to the Administrative Agent a certificate, in substantially the form attached to the Security Agreement as Exhibit A (together with the necessary changes to reflect the nature of the UK Security Documents), executed by an Authorized Officer of such Person (A) certifying that there has been no change in any information provided in the perfection or collateral certificate delivered in connection with the UK Security Documents since the date on which such perfection or collateral certificate was signed by such Person (or most recent updated pursuant to this Section 8.4(h)) or (B) attaching an

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                                      -94-

updated perfection or collateral certificate for such Person certified to be true and correct as of the date thereof; and

      (i) from time to time such other financial data and information (including accountants, management letters) as the Administrative Agent or any Lender may reasonably request.

      Documents required to be delivered pursuant to this Section 8.4 (to the extent any such documents are included in materials otherwise filed with the United States Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers post such documents, or provides a link thereto on the Borrowers' website on the Internet at the website address listed in Section 16.6; or (ii) on which such documents are posted on the Borrowers' behalf on an Internet or intranet website, if any, to which each Lender, each Issuing Bank and each Agent has access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrowers shall deliver paper copies of such documents to the Administrative Agent, any Issuing Bank or any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent, such Issuing Bank or such Lender and (ii) the Borrowers shall notify the Administrative Agent, the Issuing Banks and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrowers shall be required to provide paper copies of the Compliance Certificates required by Section 8.4(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender and Issuing Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

      8.5. NOTICES.

            8.5.1. DEFAULTS. Each of the Borrowers will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which BGI or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

            8.5.2. ENVIRONMENTAL EVENTS. The Borrowers will promptly give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that any of the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority that could have a Material Adverse Effect.

            8.5.3. NOTICE OF LITIGATION, JUDGMENTS AND CLAIMS AGAINST ASSETS. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Borrowers or any of their Subsidiaries or to which any of the Borrowers or any of their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrower or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect on any of the Borrowers or any of their Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrowers or any of their Subsidiaries in an amount in excess of $15,000,000. The Borrowers will, and will cause each of their Subsidiaries to, promptly upon becoming aware thereof, notify the Administrative Agent in writing of any setoff, claims, or other defenses to which any Collateral or the Administrative Agent's rights with respect to any Collateral are subject if any such setoff, claim, or other defense would reasonably be expected to have a Material Adverse Effect or result in a material impact on the on the Aggregate Borrowing Base and/or the Domestic Borrowing Base.

            8.5.4. NOTICE REGARDING CERTAIN EVENTS. The Borrowers will furnish or cause to be furnished to the Administrative Agent and the Lenders written notice of (a) promptly after the adoption thereof, any amendment to the organizational documents of any Borrower; and (b) promptly, the enactment or adoption of any law which could reasonably be expected to have a Material Adverse Effect.

            8.5.5. NOTICES CONCERNING INVENTORY COLLATERAL. The Borrowers shall provide to the Administrative Agent prompt notice of (a) any physical count of any Borrower's or any of its Subsidiaries' inventory, together with a copy of the summary results thereof (and such other supporting information relating thereto as the Administrative Agent may reasonably request) certified by such Borrower or such Subsidiary, (b) any determination by any Borrower or any of its Subsidiaries that the inventory levels of such Borrower or such Subsidiary are not adequate to meet the sales projections of such Borrower or such Subsidiary,

      (c) details of all credit card arrangements to which any Borrower or any of it Subsidiaries is from time to time a party, including details relating to such Borrower's or such Subsidiary's compliance with the terms of payment to the Concentration Account (as required pursuant to Section 8.15) of the proceeds of all credit card charges for sales by such Borrower or such Subsidiary, and (d) any failure of any Borrower or any of its Subsidiaries to pay rent at any location, which failure continues for more than three days following the day on which such rent is due and payable by such Borrower or such Subsidiary (other than any rental payment being contested in good faith and by appropriate proceedings or any rental payment which otherwise, by itself or in the aggregate with all other such rental payments, would not have a Material Adverse Effect.

            8.5.6. CHANGE OF INVOICES. The UK Borrower shall provide to the Administrative Agent prompt notice of any change in the form of invoice issued by any significant supplier of the UK Borrower, together with a copy of such new form of invoice.

      8.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or a limited liability partnership. It (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times,
(c) will maintain in full force and effect all patents, trademarks, trade names, copyrights, licenses, permits and other authorizations necessary for the ownership and operation of its properties and business, and (d) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 8.6 shall prevent any of the Borrowers from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries, including the existence of any Subsidiary of BGI or the conversions of any Subsidiary of BGI to a limited liability company or limited liability partnership, if such discontinuance or conversion is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect and, with respect to the conversions of a Borrower or a Guarantor to a limited liability company or limited liability partnership, simultaneously with such conversion, such Borrower or Guarantor shall have executed and delivered to the Administrative Agent all documentation which the Administrative Agent reasonably determine is necessary to continue such Borrower's or such Guarantor's obligations in respect of this Credit Agreement and the Collateral Agent's Liens in respect of the Collateral.

      8.7. INSURANCE. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent, including self-insurance to the extent customary, all as reasonably determined by the Administrative Agent. At the request of the Administrative Agent, BGI shall deliver from time to time a summary schedule indicating all insurance then in force with respect to each of the Borrowers.

      8.8. TAXES. Each of the Borrowers will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that each of the Borrowers and each of their Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

      8.9. INSPECTION OF PROPERTIES.

            8.9.1. GENERALLY. Each of the Borrowers shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of such Borrower or any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors) of all components included in the Aggregate Borrowing Base or the Domestic Borrowing Base, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request. At the request of the Administrative Agent, but not more frequently than once a year, the Borrowers and their respective Authorized Officers shall hold a meeting of the Lenders. At least one time in each Fiscal Year, and more frequently upon the request of the Administrative Agent if an Event of Default has occurred and is continuing, the Borrowers will obtain and deliver to the Administrative Agent a physical count of the inventory included in the Collateral (it being understood that the Borrowers may not perform a physical count of the inventory included in the Collateral at any store that has been opened for less than one (1) year), in form substance and substance satisfactory to the

      Administrative Agent. Such physical counts of the inventory included in the Collateral shall be conducted at the Borrowers' expense. The Administrative Agent may, at the Borrowers' expense, participate in or observe any physical count of inventory included in the Collateral. The Borrowers shall provide the Administrative Agent with copies of any summary reports or other documents produced by the Borrowers or their agents in connection with any physical counts of the inventory included in the Collateral.

            8.9.2. COLLATERAL REPORTS. At least one time in each Fiscal Year, and more frequently upon the request of the Administrative Agent, the Borrower will obtain and deliver to the Administrative Agent, or, if the Administrative Agent so elects, will cooperate with the Administrative Agent in the Administrative Agent's obtaining, a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable and inventory components included in the Aggregate Borrowing Base and/or the Domestic Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of such Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). Such collateral value reports shall be conducted at the Borrowers' expense no more frequently than one time during each Fiscal Year; provided that if an Event of Default has occurred and is continuing, all such collateral value reports shall be conducted and made at the expense of the Borrowers.

            8.9.3. APPRAISALS.

            At least one time in each Fiscal Year, and more frequently upon the request of the Administrative Agent, the Borrower will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the inventory owned by the Borrowers and their Subsidiaries. Such appraisals shall be conducted at the Borrowers' expense no more frequently than one time during each Fiscal Year; provided that if an Event of Default has occurred and is continuing, all such appraisals shall be conducted and made at the expense of the Borrowers.

      8.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents, (c) all agreements and instruments by which it or any of its properties may be bound and
(d) all applicable decrees, orders, and judgments, where, with respect to clauses (a), (c) and (d) only, failure to so comply could have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or such Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

      8.11. EMPLOYEE BENEFIT PLANS. The Borrowers will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA and (c) promptly furnish to the Administrative Agent a copy of all actuarial statements required to be submitted under all Applicable Pension Legislation.

      8.12. USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in Section 7.16.1.

      8.13. RESERVED.

      8.14. SUBSIDIARY GUARANTIES. If, with respect to any of BGI's Domestic Subsidiaries which are not Guarantors hereunder, (a) any such Domestic Subsidiary's total assets determined in accordance with GAAP at the end of any Fiscal Quarter constitute more than 10% of Consolidated Tangible Net Worth determined at the end of such Fiscal Quarter or (b) any such Domestic Subsidiary's net income determined in accordance with GAAP for any rolling four Fiscal Quarter period exceeds 10% of Consolidated Net Income for such four Fiscal Quarters, BGI shall cause such Domestic Subsidiary to become a Guarantor and agree to be bound by the provisions of Section 6 hereof, to execute a Joinder Agreement and to deliver such legal opinions and other documents and instruments as the Administrative Agent may request.

      8.15. BANK ACCOUNTS AND CREDIT CARDS.

            8.15.1. GENERAL. (a) On or prior to the Closing Date, each of the Borrowers will, and will cause each of its Subsidiaries to, establish a depository account (the "Concentration Account") under the control of the Collateral Agent for the benefit of the Lenders and the Agents, in the name of the applicable Borrower, (b) at all times after the Closing Date, cause all cash proceeds of Accounts Receivable included in the Aggregate Borrowing Base or the Domestic Borrowing Base to be deposited only into local depository accounts ("Local

      Accounts"), concentration depository accounts with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "Agency Account Agreements"), in form and substance satisfactory to the Administrative Agent (such concentration depository accounts being referred to collectively as "Interim Concentration Accounts") or the Concentration Account, (c) if at any time after the Closing Date a Cash Dominion Event has occurred and is continuing (unless and until a Cash Dominion Cure Event shall have occurred), at the request of the Administrative Agent, direct all depository institutions with Local Accounts to cause all funds (other than those amounts paid to the Borrowers' operating account or Local Accounts referred to in Section 8.15.2, clause (y)) held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the Concentration Account, (d) if at any time after the Closing Date a Cash Dominion Event has occurred and is continuing (unless and until a Cash Dominion Cure Event shall have occurred), at the request of the Administrative Agent, direct all depository institutions with Interim Concentration Accounts to cause all funds of the Borrowers and their Subsidiaries held in such Interim Concentration Accounts to be transferred daily to, and only to, the Concentration Account, and (e) at all times after the Closing Date ensure that immediately upon any Borrower's or any of its Subsidiaries' receipt of any funds constituting cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the Concentration Account. The Borrowers shall not enter into any agreement with any credit card processors unless contemporaneously therewith, a Credit Card Notification, in form and substance satisfactory to the Administrative Agent, is executed and delivered to the Administrative Agent. The Borrowers shall each cause each of their credit card processors to remit all proceeds of all credit card charges to a Concentration Account. The Administrative Agent agrees to deliver such documents and to take such steps, at the Borrowers' sole cost and expense, as are reasonably requested by the Borrowers to evidence the occurrence of any Cash Dominion Cure Event.

            8.15.2. ACKNOWLEDGMENT OF APPLICATION. If at any time a Cash Dominion Event has occurred and is continuing (unless and until a Cash Dominion Cure Event shall have occurred), each Borrower hereby agrees that all amounts received in the Concentration Account will be the sole and exclusive property of the Collateral Agent, for the accounts of the Lenders and the Administrative Agent and, to the extent provided in the Collateral Agency Agreement, the holders of the Senior Notes, to be applied in accordance with the Collateral Agency Agreement, with the portion allocated under the Collateral Agency Agreement to the Lenders to be applied (x) with respect to a Cash Dominion Event arising from an Event of Default, in accordance with Section 13.5 and (y) with respect to any other Cash Dominion Event (but an Event of Default is not continuing), first, to any Unpaid Reimbursement Obligations; second, to the Swingline Loans; third, to the Revolving Credit Loans; fourth, to provide to the Administrative Agent Cash Collateral for Reimbursement Obligations as contemplated by Section 4.2(ii) and (iii) and fifth, to the Borrowers' operating account with the Administrative Agent or its Affiliate or, in the case of the UK Borrower or BGP(UK), to their Local Accounts; provided, however, subject to Section 6 hereof, (A) any payments by the UK Borrower shall be applied solely to the UK Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the UK Borrower and (B) any payments by the Australian Borrower shall be applied solely to the Australian Loans or Unpaid Reimbursement Obligations or Reimbursement Obligations in respect of Letters of Credit issued for the account of the Australian Borrower. Notwithstanding anything in this Credit Agreement or any of the other Loan Documents to the contrary, the cash or depositary accounts of the U.K. Borrower or the Australian Borrower will not serve at any time, directly or indirectly, to collateralize the Co-Borrower Obligations.

      8.16. LANDLORD AND MORTGAGEE AGREEMENTS. If, after the Closing Date, the Borrowers or any of their Subsidiaries acquires or leases any distribution centers used as a warehouse facility containing any Collateral, the Borrowers shall, or shall cause such Subsidiary to, use commercially reasonably efforts to deliver to the Administrative Agent a landlord or mortgagee waiver and access agreement executed by the landlord or mortgagee, as applicable, of any such distribution center, in each case in form and substance satisfactory to the Administrative Agent. Each Borrower shall continue to use its commercially reasonable efforts to provide to the Administrative Agent a landlord or mortgagee waiver and access agreement executed by the landlord or mortgagee of any distribution center listed on Schedule 11.21, in each case in form and substance satisfactory to the Administrative Agent, which have not been provided to the Administrative Agent pursuant to Section 11.21; provided that, with respect to any distribution center for which such a landlord or mortgagee waiver and access agreement has not been so delivered, the Administrative Agent may, in its reasonable commercial judgment, implement a reserve against the Domestic Borrowing Base and/or the Aggregate Borrowing Base.

      8.17. FURTHER ASSURANCES. Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                         9. CERTAIN NEGATIVE COVENANTS.

      Each of the Borrowers jointly and severally covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank has any obligations to issue, extend or renew any Letters of Credit:

      9.1. RESTRICTIONS ON INDEBTEDNESS. None of the Borrowers will, nor will permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

      (a) Indebtedness to the Lenders, the Agents and the Issuing Banks arising under any of the Loan Documents;

      (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

      (c) Indebtedness incurred in connection with the acquisition after the Closing Date of any Property (and in any event not more than ninety (90) days from the date of such acquisition) by such Borrower or such Subsidiary as contemplated by Section 9.2(x);

      (d) obligations under or guaranties of Capitalized Leases;

      (e) Indebtedness in respect of Hedging Agreements entered into for hedging purposes only and not for speculation; provided that nothing in this Section 9.1(e) shall be deemed to prohibit equity hedging arrangements that constitute Restricted Payments permitted pursuant to Section 9.4;

      (f) Indebtedness existing on the Closing Date and listed and described on
Schedule 9.1 hereto including any extensions or refinancings thereof on substantially similar terms as the Indebtedness being refinanced and provided there is no increase in the amount thereof;

      (g) unsecured Indebtedness of any of BGI's Subsidiaries to, or in respect of Obligations of, BGI or another Subsidiary of BGI consisting of intercompany loans and, if no Default or Event of Default shall have occurred and be continuing at the time such Indebtedness is incurred, any other Investments;

      (h) unsecured Indebtedness of BGI to, or in respect of obligations of, a Subsidiary of BGI consisting of intercompany loans and, if no Default or Event of Default shall have occurred and be continuing at the time such Indebtedness is incurred, any other Investments;

      (i) Indebtedness of BGI and its Subsidiaries in respect of the Senior Notes; provided that aggregate principal amount outstanding shall not exceed $50,000,000 at any time; and

      (j) Indebtedness of BGI and its Subsidiaries in addition to Indebtedness otherwise permitted by clause (a) to (i) above with an aggregate principal Dollar Equivalent amount outstanding not to exceed 40% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended), provided that at the time of incurrence of such Indebtedness no Default or Event of Default has occurred and is continuing or would result therefrom.

      9.2. RESTRICTIONS ON LIENS. None of the Borrowers will, nor will permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (g) of the definition of the term "Indebtedness," with or without recourse; provided that any Borrower or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

            (i) (x) Liens on the Collateral in favor of the Collateral Agent securing the Obligations and (y) to the extent required by the Senior Note Agreement, Liens on the Collateral in favor of the Collateral Agent, in its capacity as collateral agent for the holders of the Senior Notes in respect of the obligations under the Senior Notes; provided that such Liens rank pari passu with the Liens on the Collateral in favor of the Collateral Agent securing the Obligations;

            (ii) Liens in favor of such Borrower on all or part of the assets of Subsidiaries of such Borrower securing Indebtedness owing by Subsidiaries of such Borrower to such Borrower;

            (iii) Liens to secure taxes, assessments and other government charges in respect of obligations and Liens to secure claims for labor, material or supplies, in each cash in respect of obligations not overdue or which are being contested in good faith and by appropriate proceedings and for which such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto;

            (iv) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

            (v) Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

            (vi) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens, securing obligations incurred in the ordinary course of business, in respect of obligations not overdue or which in the aggregate do not have a Material Adverse Effect;

            (vii) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, provided that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

            (viii) pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of Indebtedness) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

            (ix) Liens existing on the Closing Date and listed on Schedule 9.2 hereto, provided that the principal amount secured thereby is not thereafter increased and no additional assets become subject to such Lien;

            (x) purchase money security interests in or purchase money mortgages on Property acquired after the Closing Date to secure purchase money Indebtedness of the type and amount permitted by Section 9.1(c), incurred in connection with the acquisition of such Property and in any event not more than ninety (90) days from the date of such acquisition, which security interests or mortgages cover only the Property so acquired;

            (xi) Liens in respect of the interests of lessors under Capitalized Leases permitted under this Credit Agreement securing obligations of BGI or its Subsidiaries to the lessor under such Capitalized Leases;

            (xii) Liens granted to the Agents, the Lenders and the Issuing Banks pursuant to Section 16.1 hereof;

            (xiii) Liens (x) in favor of credit card issuers and/or processors securing standard fees due by a Borrower or its Subsidiaries in the ordinary course, which fees are within the general parameters customary in the credit card processing industry and (y) in favor of banking institutions securing standard fees due by a Borrower or its Subsidiaries in the ordinary course in connection with deposit and other bank accounts held at such banking institution, which fees are within the general parameters customary in the banking industry; and

            (xiv) Liens on assets of BGI and its Subsidiaries (other than Collateral) not otherwise permitted by clauses (i) through (xiii) above, so long as any Indebtedness secured thereby is permitted under the terms of Section 9.1, and the aggregate fair market value of all property secured by such Liens does not at any time exceed 10% of Consolidated Tangible Net Worth (determined as of the last day of the Fiscal Quarter most recently ended).

      9.3. RESTRICTIONS ON INVESTMENTS. None of the Borrowers will, nor will permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in or by:

      (a) cash equivalents or short-term marketable securities;

      (b) money market mutual funds denominated in an Optional Currency in countries in which BGI or any of its Subsidiaries operates a business provided that (i) each such fund in which BGI or any of its Subsidiaries makes an Investment has assets of not less than $50,000,000 and (ii) the proportional Investment in each such fund by BGI or such Subsidiary does not exceed five percent (5%) of the aggregate amount of all Investments in such fund;

      (c) Investments existing on the Closing Date and listed on Schedule 9.3 hereto;

      (d) Investments consisting of (1) loans and advances to employees (i) for moving, entertainment, travel and other similar expenses in the ordinary course of business, (ii) for any other purpose, with such Investments under this clause
(ii) not to exceed (x) $10,000,000 in the aggregate principal amount at any time outstanding and (y) $1,500,000 in the aggregate principal amount at any time outstanding to any single employee and (2) amounts held in accounts under deferred compensation plans of the Borrowers where investments are directed by employees;

      (e) trade credit extended on usual and customary terms in the ordinary course of business;

      (f) (i) Investments by any Co-Borrower (other than BGP (UK)) or any other Guarantor which is a party to the Security Agreement in any other Co-Borrower (other than BGP (UK)) or other Guarantor which is a party to the Security Agreement, (ii) Investments by the UK Borrower or the Australian Borrower in any Co-Borrower (other than BGP (UK)) or any other Guarantor which is a party to the Security Agreement, (iii) Investments by the Australian Borrower in the UK Borrower, and (iv) to the extent not otherwise permitted by clauses (i) through
(iv) hereof, Investments by BGI in any Subsidiary of BGI or by any Subsidiary of BGI in BGI or another Subsidiary of BGI; provided that (A) no Default or Event of Default has occurred and is continuing or would result therefrom, and (B) with respect to any Investment or series of related Investments that exceeds $25,000,000, BGI delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or consummates such Investment a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such Investment (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such Investment, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers.

      (g) Acquisitions; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) such Acquisition is permitted under Section 9.6;

      (h) guarantees of any obligations of landlords of a Borrower to the extent that the obligations relate to funds arranged by a Borrower and used to finance or refinance any stores of a Borrower and such funds are intended to be repaid through lease payments of a Borrower;

      (i) Investments in respect of Hedging Agreements entered into for hedging purposes only and not for speculation; provided that nothing in this Section 9.3(i) shall be deemed to prohibit equity hedging arrangements that constitute Restricted Payments permitted pursuant to Section 9.4; and

      (j) Investments (other than those Investments set forth in clauses (a) through (i) above); provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) with respect to any Investment or series of related Investments that exceeds $25,000,000, BGI delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or consummates such Investment a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such Investment (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such Investment, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers, and (iii) with respect to any Investment that exceeds $25,000,000, BGI shall deliver a certificate of an Authorized Officer of the Borrowers dated as of the date of such Investment as to the solvency of the Borrowers and their Subsidiaries following the consummation of such Investment and in form and substance satisfactory to the Administrative Agent.

      9.4. RESTRICTED PAYMENTS. None of the Borrowers will, nor will permit any of its Subsidiaries to, make any Restricted Payments except that:

      (a) BGI may engage in stock splits (including reverse stock splits);

      (b) Subsidiaries may make Distributions to BGI or a Wholly-owned Subsidiary of BGI; and

      (c) BGI or any of its Subsidiaries may make other Restricted Payments; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) BGI shall deliver to the Lenders contemporaneously with any Compliance Certificate delivered pursuant to Section 8.4(c) a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to all Restricted Payments projected to be made during the then next Fiscal Quarter (x) the Excess Availability Ratio would not be less than 10% for such Fiscal Quarter and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the two (2) Fiscal Quarters next following such Fiscal Quarter, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers and (iii) in connection with such certificate for any Fiscal Quarter during which the Borrowers project that the aggregate Restricted Payments to be made will exceed $25,000,000, BGI shall deliver a certificate of an Authorized Officer of the Borrowers dated as of the date of such certificate as to the solvency of the Borrowers and their Subsidiaries following the payment of all such Restricted Payments for such Fiscal Quarter and in form and substance satisfactory to the Administrative Agent; provided that at any time the actual Restricted Payments made during any Fiscal Quarter exceed the Restricted Payments projected to be made for such Fiscal Quarter as set forth in the certificate described in clause (ii) above, BGI shall promptly deliver to the Lenders a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete updated monthly pro forma financial projections attached thereto and otherwise demonstrating compliance with the requirements set forth in clause (ii) above based on the actual Restricted Payments made and, to the extent applicable, providing the solvency certificate described in clause (iii) above.

      9.5. MERGER, CONSOLIDATION, DISPOSITION OF ASSETS AND SALE LEASEBACK TRANSACTIONS.

            9.5.1. MERGERS AND CONSOLIDATIONS. Subject to Section 9.13, none of the Borrowers will, nor will permit any of its Subsidiaries to, become a party to any merger, amalgamation or consolidation, except, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (a) any Borrower (other than BGI) may merge or consolidate into another Borrower, (b) any Subsidiary of BGI may consolidate or merge into any Borrower, a Guarantor or any Wholly-owned Subsidiary of a Borrower provided a Borrower, a Guarantor or the Wholly-owned Subsidiary is the surviving corporation of such consolidation or merger, (c) any Subsidiary of BGI (other than a Borrower or Guarantor) may consolidate or merge into any other Subsidiary of BGI (other than a Borrower or Guarantor) and (d) any Borrower (other than BGI) or Subsidiary of BGI may merge or consolidate into another Person; provided that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) BGI delivers to the Lenders on or before the date on which any of its Subsidiaries agrees to or consummates such merger or such consolidation a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such merger or such consolidation (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such merger or such consolidation, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers, (iii) the disposition of the assets of such Borrower or such Subsidiary would have been permitted under Section 9.5.2 and (iv)(A) the surviving entity, immediately after giving effect to such merger or consolidation, in accordance with Section 8.14, is or becomes a Borrower or a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement and the documents referred to therein and (B) such transaction, if it had been structured as an Acquisition by any Borrower or Subsidiary of BGI, would not have been prohibited under Section 9.6.

            9.5.2. DISPOSITION OF ASSETS. None of the Borrowers will, nor will permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than:

            (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete or excess assets, in each case in the ordinary course of business consistent with past practices;

            (b) any sale, transfer, assignment or lease of Property, including without limitation any store closures, in the ordinary course of business which are no longer necessary or required in the conduct of such Borrower's or Subsidiary's business;

            (c) any sale or transfer of any Property owned by any Borrower or any Subsidiary of a Borrower in order then or thereafter to lease such Property or lease other Property that any Borrower or any Subsidiary of a Borrower intends to use for substantially the same purpose as the property being sold or transferred (a "sale-leaseback transaction") in the ordinary course of business and provided that no Default or Event of Default shall have occurred and is continuing or would result therefrom;

            (d) (i) any sale, transfer or lease of Property by any Co-Borrower (other than BGP (UK)) or any other Guarantor which is a party to the Security Agreement to any other Co-Borrower (other than BGP (UK)) or other Guarantor which is a party to the Security Agreement, (ii) any sale, transfer or lease of Property by the UK Borrower or the Australian Borrower to any Co-Borrower (other than BGP (UK)) or any other Guarantor which is a party to the Security Agreement, (iii) any sale, transfer or lease of Property by the Australian Borrower to the UK Borrower and (iv) to the extent not otherwise permitted by clauses (i) through (iv) hereof, any sale, transfer or lease of Property by BGI to any Subsidiary of BGI or by any Subsidiary of BGI to BGI or another Subsidiary of BGI; provided that (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) with respect to any such sale, transfer or lease of property the fair market value of which exceeds $5,000,000 whether in one or a series of related dispositions, BGI delivers to the Lenders on or before the date on which any of its Subsidiaries agrees to or consummates such sale, transfer or lease a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such sale, transfer or lease (and including all other sales, transfers or leases that have occurred since the most recent certificate delivered pursuant to this clause (B)) (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such sale, transfer or lease, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers and
      (C) before and after giving effect to such disposition, the Borrowers are in compliance with Section 8.14.

            (e) any sale, transfer or lease of Property in the ordinary course of business which is replaced by substitute Property;

            (f) any transfers to Kmart of "Premises" pursuant to the Kmart Indemnity (as such term is defined therein) if and to the extent that any such transfer does not cause an Event of Default under Section 13.1(n) hereof; and

            (g) other dispositions of assets that do not have a Material Adverse Effect, so long as (i) if such assets are included in the Collateral, the aggregate Net Book Value of such assets to be sold or otherwise disposed of outside the ordinary course of business plus the Net Book Value of all other such assets included in the Collateral of the Borrowers and their Subsidiaries sold or otherwise disposed outside of the ordinary course of business under this clause (g)(i) during the period of time from the Closing Date through the date of such sale does not, at the time of such sale or other disposition, exceed 15% of the Net Book Value of the assets comprising the Aggregate Borrowing Base at such time or (ii) if such assets are not included in the Collateral, the aggregate Net Book Value of such assets to be sold or otherwise disposed of plus the Net Book Value of all other such assets not included in the Collateral of the Borrowers and their Subsidiaries sold or otherwise disposed of under this clause (g)(ii) during the period of time from the Closing Date through the date of such sale does not, at the time of such sale or other disposition, exceed 15% of the Consolidated Tangible Net Worth at such time; provided that with respect to assets being sold or otherwise disposed of in accordance with either clause (i) or (ii) above, (A) such assets are sold or otherwise disposed of in an arm's length transaction for fair market value (after giving effect to all tax benefits, if any, associated with such sale or other disposition), and (B) no Default or Event of Default exists or would result from such sale.

      9.6. ACQUISITIONS. None of the Borrowers will, nor will permit any of its Subsidiaries to, enter into any stock or asset acquisitions (other than the acquisition of assets in the ordinary course of such Person's business, or become or agree to become a general or limited partner, joint venturer or member in any partnership, joint venture or limited liability company, as the case may be; other than Acquisitions which satisfy the following criteria: (i) no Default or Event of Default has occurred and is continuing or would result therefrom,
(ii) such Acquisition shall be in (x) substantially the same or a similar type of business as BGI and its Subsidiaries or (y) any other business not included in clause (x) above (an "unrelated business"); provided that (1) BGI and its Subsidiaries shall not, without the written consent of the Required Lenders, be permitted to make any Acquisition in an unrelated business with respect to which (a) the total assets (determined in accordance with GAAP) acquired in connection therewith constitute more than 10% of Consolidated Tangible Net Worth determined at the end of the most-recently ended Fiscal Quarter or (b) the net income attributable the stock or assets acquired in such Acquisition (determined in accordance with GAAP) for any rolling four Fiscal Quarter period exceeds 10% of Consolidated Net Income for such four Fiscal Quarters, (2) the Administrative Agent may determine, in its reasonable discretion, whether any such Acquisition relates to substantially the same or a similar type of business as BGI and its Subsidiaries or to an unrelated business, and (3) if the assets or the business subject to any such Acquisition is in an unrelated business, the Administrative Agent shall be entitled to conduct all due diligence on, and to collect any information relating to, such assets as the Administrative Agent may reasonably require prior to including any such assets in the Aggregate Borrowing Base and/or the Domestic Borrowing Base, as applicable, (iii) the Board of Directors and (if required by applicable law) the shareholders of any Person to be acquired has approved the terms of the Acquisition, (iv) BGI delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or consummates such Acquisition a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such Acquisition (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such Acquisition, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers, (v) the Borrowers are in compliance, both before and after giving effect thereto, with Section 8.14, and (vi) with respect to any Acquisition for which the consideration paid by BGI or its Subsidiaries exceeds $25,000,000, BGI shall deliver a certificate of an Authorized Officer of the Borrowers dated as of the date of such Acquisition as to the solvency of the Borrowers and their Subsidiaries following the consummation of such Acquisition and in form and substance satisfactory to the Administrative Agent.

      9.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. None of the Borrowers will, nor will permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

      9.8. MODIFICATIONS OF OTHER DOCUMENTS. None of the Borrowers will, nor will permit any of its Subsidiaries to, permit or otherwise consent to any amendment to or modification of any of the Kmart Agreements which could reasonably be expected to have a Material Adverse Effect, which would have the effect of materially increasing the obligations of or burdens on the Borrowers or any of their Subsidiaries thereunder or which would have the effect of shortening or deleting any notice or cure period provided for therein.

      9.9. EMPLOYEE BENEFIT PLANS. None of the Borrowers nor any ERISA Affiliate will:

      (a) engage in any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for any of the Borrowers or any of its Subsidiaries; or

      (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

      (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any of the Borrowers or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA; or

      (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

      (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

      (f) permit or take any action which would contravene any Applicable Pension Legislation.

      9.10. BUSINESS ACTIVITIES. None of the Borrowers will, nor will permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than (a) with respect to the Borrowers, the businesses conducted by them on the Closing Date, substantially as conducted and operated by such Person as of such date and (b) with respect to any Subsidiary of a Borrower, substantially as conducted and operated by a Borrower on the Closing Date or in businesses reasonably incidental and complementary thereto; provided that the Borrower and its Subsidiaries shall be permitted to engage in any businesses permitted to be acquired in accordance with Section 9.6.

      9.11. FISCAL YEAR. Except as provided in Section 7.4.1, none of the Borrowers will, nor will permit any of it Subsidiaries to, change its Fiscal Quarter or change its Fiscal Year.

      9.12. TRANSACTIONS WITH AFFILIATES. None of the Borrowers will, nor will permit any of its Subsidiaries to, engage in any transaction with any Affiliate (an "Affiliate Transaction") (other than for services as employees, officers and directors or for transactions between and among Borrowers and/or Guarantors not otherwise prohibited under this Credit Agreement) (i) concerning any assets included in the Aggregate Borrowing Base and/or the Domestic Borrowing Base,
(ii) with respect to which the total consideration to be paid or received by the Borrowers or any of their Subsidiaries would exceed $5,000,000 but be less than $10,000,000 unless the Administrative Agent has provided its written consent to such Affiliate Transaction or (iii) with respect to which the total consideration to be paid or received by the Borrowers or any of their Subsidiaries would exceed $10,000,000, including, in each case, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of any of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business (after taking into consideration the totality of the relationship between the Borrowers and the relevant Affiliate of which such transaction is a part) and provided such transaction is not otherwise prohibited by this Credit Agreement.

      9.13. CHANGES IN GOVERNING DOCUMENTS. None of the Borrowers will, nor will permit any of its Subsidiaries to, amend in any respect its Governing Documents in the event such change would be adverse to the Lenders; provided that any Borrower or any Guarantor shall be permitted to change its respective jurisdiction of organization or formation so long as such Borrower or such Guarantor provides the Administrative Agent and the Collateral Agent with written notice not less than thirty (30) days prior to such change.

      9.14. INCONSISTENT AGREEMENTS. Each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, enter into or become or remain subject to any restriction on the ability of such Borrower or such Subsidiary to make dividends or distributions in cash or kind to such Borrower or such Subsidiary, to make loans, advances or other payments of whatsoever nature to such Borrower or such Subsidiary, or to make transfers or distributions of all or any part of its assets to such Borrower or such Subsidiary either in its Governing Documents or in any agreement or contract to which it is a party (other than restrictions in this Credit Agreement and the other Loan Documents), nor shall any of them enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or could reasonably be expected to impose materially adverse conditions upon, the incurrence of the Obligations under the Loan Documents, any provisions of this Credit Agreement (including without limitation Section 6 hereof) or the amending of any of the Loan Documents, or (b) contains any provision which would be violated or breached by the making of Loans to any Borrower, the incurrence of Indebtedness by any Borrower hereunder, or by the performance by any Borrower or any of its Subsidiaries of any of its obligations under any Loan Document.

      9.15. PAYMENTS OF SENIOR INDEBTEDNESS. The Borrowers may, and may permit any of their Subsidiaries to, make any optional or voluntary prepayment, redemption or repurchase of the Senior Notes or any other Indebtedness ranking pari passu in priority of payment with the Obligations (each a "Senior Indebtedness Payment") so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) BGI delivers to the Lenders on or before the date on which it or any of its Subsidiaries agrees to or makes such Senior Indebtedness Payment a certificate of the principal financial or accounting officer of the Borrowers certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to such Senior Indebtedness Payment (x) the Excess Availability Ratio would not be less than 10% and (y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the six month period immediately following the effective date of such Senior Indebtedness Payment, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers.

                            10. FINANCIAL COVENANTS.

      Each of the Borrowers, jointly and severally, covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or any Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

      10.1. FIXED CHARGE COVERAGE RATIO. The Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.10 to 1.00 for any Reference Period ending after a Cash Dominion Event has occurred during the immediately preceding month and for any Reference Period during which a Cash Dominion Event is continuing and to which a Cash Dominion Cure Event relating to such Cash Dominion Event has not occurred.

                             11. CLOSING CONDITIONS.

      The obligations of the Lenders to make the initial Loans and of the Issuing Banks to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

      11.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender and the Administrative Agent shall have received a fully executed copy of each such documents.

      11.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS. Each of the Lenders shall have received from each of the Borrowers and each of their Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

      11.3. CORPORATE OR OTHER ACTION. All corporate (or other) action (including certified copies of the board minutes and/or resolutions authorizing the execution of the Loan Documents to which such Person is a party) necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

      11.4. INCUMBENCY CERTIFICATE. Each of the Lenders and the Administrative Agent shall have received from each of the Borrowers and each of their Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Borrower and such Subsidiary, each of the Loan Documents to which such Borrower or such Subsidiary is or is to become a party; (b) in the case of the Borrowers, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

      11.5. UCC SEARCH RESULTS. The Administrative Agent shall have received the results of Uniform Commercial Code searches (and the equivalent thereof in all applicable foreign jurisdictions), indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

      11.6. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance and naming the Administrative Agent as an additional insured and a loss payee and
(b) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

      11.7. SOLVENCY CERTIFICATE. Each of the Lenders and the Administrative Agent shall have received an officer's certificate of the Borrowers dated as of the Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

      11.8. OPINION OF COUNSEL. Each of the Lenders, the Agents and the Issuing Banks shall have received a favorable legal opinion addressed to the Lenders, the Agents, and the Issuing Banks dated as of the Closing Date (or, in the case of a legal opinion from the counsel to the UK Borrower, dated the Closing Date), in form and substance satisfactory to the Lenders, Agents and the Issuing Banks, from:

      (a) Dickinson Wright PLLC, counsel to the Borrowers and their Subsidiaries;

      (b) Baker & McKenzie, counsel to the UK Borrower and BGP(UK);

      (c) Baker & McKenzie, Australian counsel to the Australian Borrower;

      (d) Thomas Carney, Esq., General Counsel to the Borrowers and their Subsidiaries; and

      (e) local counsel to the Borrowers and their Subsidiaries, as applicable.

      11.9. PAYMENT OF FEES. The Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, the Fees pursuant to Sections 4.6 and 5.1 and the fees and expenses of the Administrative Agent's Special Counsel.

      11.10. TERMINATION OF SYNTHETIC LEASE FACILITIES. Each of the Lenders and the Administrative Agent shall have received evidence that, as of the Closing Date, each of the Existing Synthetic Lease Facility (as defined in the Existing Credit Agreement) and the New Synthetic Lease Facility (as defined in the Existing Credit Agreement) shall have been repaid in full and terminated and all liens in respect thereof shall have been terminated.

      11.11. ASSIGNMENTS UNDER EXISTING CREDIT AGREEMENT. The Existing Lenders shall have assigned their loans and other obligations under the Existing Credit Agreement to the Lenders hereunder pursuant to documentation in form and substance satisfactory to the Administrative Agent.

      11.12. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received an initial Revolving Credit Loan Request and disbursement instructions from the Borrowers, indicating how the proceeds of the Loans are to be disbursed.

      11.13. EXCESS AVAILABILITY. Each of the Lenders and the Administrative Agent shall have received evidence that on the Closing Date, after giving effect to the transactions contemplated hereby (including, without limitation, after giving effect to all borrowings under the Credit Agreement and all credit exposure), the Excess Availability Ratio will not be less than 10%.

      11.14. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative

Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

      11.15. CONSENTS AND APPROVALS. Each of the Lenders and the Administrative Agent shall have received evidence that all consents and approvals necessary to complete all transactions contemplated hereby have been obtained.

      11.16. FINANCIAL CONDITION. No Material Adverse Effect, in the judgment of the Required Lenders, shall have occurred in the financial condition, results of operations, business, properties or prospects of the Borrowers and their Subsidiaries, taken as a whole, since the audited financial statements of BGI and its Subsidiaries for the 2003 Fiscal Year.

      11.17. INTERCREDITOR ARRANGEMENTS. The Administrative Agent and the Lenders shall have entered into the Collateral Agency Agreement with the holders of the Senior Notes and the Collateral Agent.

      11.18. BORROWING BASE REPORT. Each of the Lenders shall have received from the Borrowers the initial Borrowing Base Report (based on information relating to the most recently ended fiscal month of the Borrowers for which such information is available) dated as of the Closing Date.

      11.19. INVENTORY SUMMARY. Each of the Lenders and the Administrative Agent shall have received from the Borrowers the most recent inventory summary with respect to any inventory included in the Aggregate Borrowing Base or the Domestic Borrowing Base (based on information relating to the most recently ended fiscal month of the Borrowers for which such information is available), and the Borrowers shall have notified the Administrative Agent in writing on the Closing Date of any material deviation from such inventory values reflected in such inventory summary and shall have provided the Administrative Agent with such supplementary documentation as the Administrative Agent may reasonably request.

      11.20. AGENCY ACCOUNT AGREEMENTS; ACCOUNTS. The Borrowers shall have established the Concentration Account with Fleet, and the Administrative Agent shall have received an Agency Account Agreement executed by each depository institution with an Interim Concentration Account and, with respect to the UK Borrower, the Concentration Account with Fortis Bank.

      11.21. LANDLORD AND MORTGAGEE AGREEMENTS. The Borrowers shall have used their best efforts to provide to the Administrative Agent a landlord or mortgagee waiver and access agreement executed by the landlord or mortgagee of any distribution center listed on Schedule 11.21, in each case in form and substance satisfactory to the Administrative Agent.

      11.22. CREDIT CARD NOTIFICATIONS. The Borrowers shall deliver to the Administrative Agent notifications (the "Credit Card Notifications") executed on behalf of the Borrowers to each of their credit card processors instructing such credit card processors to remit all proceeds of all credit card charges to a Concentration Account.

      11.23. RESTRICTED PAYMENT PROJECTIONS. The Borrowers shall deliver to the Administrative Agent and the Lenders a certificate of the principal financial or accounting officer of the Borrowers dated as of the Closing Date and certifying as accurate and complete the monthly pro forma financial projections attached thereto and demonstrating immediately after giving effect to all Restricted Payments projected to be made during the then current Fiscal Quarter (x) the Excess Availability Ratio would not be less than 10% for such Fiscal Quarter and
(y) the Excess Availability Ratio would not be less than 10% as determined on a pro forma basis over the two (2) Fiscal Quarters next following such Fiscal Quarter, in form and substance satisfactory to the Administrative Agent, based on reasonable projections of the financial performance of the Borrowers.

                        12. CONDITIONS TO ALL BORROWINGS.

      The obligations of the Lenders to make any Loan and of any Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

      12.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrowers and any of their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of the Borrowers signed by an authorized officer of the Borrowers to such effect.

      12.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of each Issuing Bank would make it illegal for such Issuing Bank to issue, extend or renew such Letter of Credit.

      12.3. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders, the Issuing Banks and to the Administrative Agent and their counsel, and the

Lenders, the Issuing Banks, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

      12.4. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      12.5. EXCHANGE LIMITATION. There exists no reason whatsoever, including, without limitation, by reason of the application of any so-called "currency exchange" laws or regulations (as in effect at the time of any proposed borrowing hereunder) which could reasonably be expected to interfere with the Borrowers satisfying any of their obligations hereunder in full at such time as such Obligations become due and payable pursuant to the terms hereof.

                    13. EVENTS OF DEFAULT; ACCELERATION; ETC.

      13.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

      (a) the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

      (b) the Borrowers or any of their Subsidiaries shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, within three (3) days following the date upon which the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

      (c) any of the Borrowers shall fail to comply with any of its covenants contained in Sections 8.1, 8.4, 8.5.1, the first sentence of 8.6, 8.7, 8.12, 8.14, 8.15, 8.17, 9 (other than 9.7 and 9.9) or 10;

      (d) any of the Borrowers or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by either of the Administrative Agent (such grace period to be applicable only in the event such Default can be remedied by corrective action of the Borrowers as determined by the Administrative Agent in its sole discretion);

      (e) any representation or warranty of any Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

      (f) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, the Senior Notes or any obligation for Indebtedness with an aggregate outstanding principal amount in excess of $25,000,000, or fail to observe or perform any material term, covenant or agreement contained in the Senior Note Agreement or the Senior Notes or any agreement by which it is bound evidencing or securing Indebtedness with an aggregate outstanding principal amount in excess of $25,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

      (g) any Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, receiver or administrator of such Borrower or any of its Subsidiaries or of any substantial part of the assets of such Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to such Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against such Borrower or any of its Subsidiaries and such Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

      (h) a decree or order is entered appointing any such trustee, custodian, liquidator, receiver or administrator or adjudicating any Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Borrower or any Subsidiary of any Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

      (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty days, whether or not consecutive, any final judgment against any Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against any Borrower or any of its Subsidiaries exceeds in the aggregate $25,000,000;

      (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the

Loan Documents or contest the Administrative Agent's security interests and liens in any portion of the Collateral or the priority of the Administrative Agent's security interests and liens in any portion of the Collateral contemplated by the Security Documents, shall be commenced by or on behalf of any Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

      (k) any Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $25,000,000, or any Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $25,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of any Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $25,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

      (l) any Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any Governmental Authority from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days and such restraint or enjoinment or similar restriction by any Governmental Authority would have a Material Adverse Effect;

      (m) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

      (n) an Event of Default shall have occurred under the Kmart Indemnity such that Kmart shall have the right thereunder to exercise the rights granted to it pursuant to Sections 3(c)(ii) or Sections 3(c)(iii) thereof in respect of more than two (2) Premises (as such term is defined therein);

      (o) a Change of Control shall occur;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Borrowers; provided that in the event of any Event of Default specified in Sections 13.1(g) or (h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender. Upon written demand by the Required Lenders after the occurrence of any Event of Default, and automatically without the necessity of demand in the event of any Event of Default specified in Section 13.1(g) or Section 13.1(h), the applicable Borrower(s) shall immediately provide to the Administrative Agent cash in an amount equal to the aggregate LC Exposure to be held by the Administrative Agent as Cash Collateral in respect of such LC Exposure.

      13.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 13.1(g) or Section 13.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Issuing Banks shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Issuing Banks shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve any of the Borrowers or any of its Subsidiaries of any of the Obligations.

      13.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 13.1, each Lender and each Issuing Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or any Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      13.4. JUDGMENT CURRENCY. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Credit Agreement in Dollars or in any other currency (hereinafter in this Section 13.4 called the "first currency") into any other currency (hereinafter in this Section 13.4 called the "second currency"), then the conversion shall be made at the Exchange Rate at the Administrative Agent's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to any Agent, any Issuing Bank or any Lender pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the Borrowers to pay to the Agents, the Issuing Banks and the Lenders any amount originally due to the Agents, the Issuing Banks and the Lenders in the first currency under this Credit Agreement only to the extent of the amount of the first currency which the Agents, the Issuing Banks and each of the Lenders is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with such Agent's, such Issuing Bank's and such Lender's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to the Agents, the Issuing Banks and the Lenders in the first currency under this Credit Agreement, the Borrowers hereby jointly and severally agree that they will indemnify each of the Agents, the Issuing Banks and each of the Lenders against and save each of the Agents, the Issuing Banks and each of the Lenders harmless from any shortfall so arising. This indemnity shall constitute a joint and several obligation of the Borrowers separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to any Agent, any Issuing Bank or any Lender under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by each such Agent, such Issuing Bank and each such Lender, as the case may be, and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this Section 13.4 shall survive the payment in full of all of the other obligations of the Borrowers under this Credit Agreement.

      13.5. DISTRIBUTION OF PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of its rights hereunder or under any of the other Loan Documents (with payment received from the UK Borrower or the Australian Borrower to be applied to the UK Obligations and/or the Australian Borrower), such monies shall be distributed for application as follows:

      (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

      (b) Second, to pay any fees, indemnities or expense reimbursements then due to the Administrative Agent from the Borrowers or any Guarantor pursuant to the terms of any Loan Document (other than fees or expenses relating to Cash Management Services or in respect of Hedging Agreements);

      (c) Third, to pay interest due in respect of all Loans, including Swingline Loans;

      (d) Fourth, to pay or prepay principal of Swingline Loans;

      (e) Fifth, to pay or prepay principal of the Revolving Credit Loans (other than Swingline Loans) and Unpaid Reimbursement Obligations;

      (f) Sixth, to pay an amount to the Administrative Agent, for the ratable benefit of the Issuing Banks, equal to all outstanding undrawn Letter of Credit obligations to be held as Cash Collateral for such Obligations;

      (g) Seventh, to the payment of any other Obligation due to the Administrative Agent or any Lender by the Borrower or any Guarantor (other than amounts relating to Cash Management Services or Hedging Agreements);

      (h) Eighth, to pay any amounts relating to (i) Cash Management Services then due to the Lenders or their Affiliates and (ii) Hedging Agreements then due to the Lenders or their Affiliates in respect of Hedging Agreements;

      (j) Ninth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

      (k) Tenth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

      13.6. CASH MANAGEMENT SERVICES AND HEDGE AGREEMENTS SUBORDINATE. Each of the Borrowers, each Guarantors, the Administrative Agent and each Lender hereby acknowledges and agrees that (i) the Administrative Agent's and Lenders' claims relating to any obligations in respect of Cash Management Services or Hedging Obligations against any Borrower or any Guarantor in respect of the Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the Administrative Agent and the Lenders against such Borrower or such Guarantor with respect to any other Obligations (other than Cash Management Services and Hedging Obligations) in respect of the Collateral and (ii) the Obligations (other than Cash Management Services and Hedging Obligations) include (a) all interest that accrues after the commencement of any Insolvency Proceeding involving any Borrower or any Guarantor at the rate provided for in this Agreement governing the same, whether or not a claim for post-petition interest is allowed in any such Insolvency Proceeding and (b) all indemnities, fees and expenses that accrue after the commencement of any Insolvency Proceeding involving any Borrower or any Guarantor as provided for in this Credit Agreement, whether or not a claim for post-petition indemnities, fees or expenses is allowed in any such Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Borrowers in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior claims), then each of the Administrative Agent and each Lender hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against any Borrower or any Guarantor in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Administrative Agent and Lenders in respect of Cash Management Services and Hedging Agreements)), the Administrative Agent and the Lenders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate together with all post-petition indemnities, fees and expenses (even though such claims may or may not be allowed in whole or in part in the respective Insolvency Proceeding) before any distribution is made in respect of the claims held by the Administrative Agent and Lenders in respect of Cash Management Services and Hedging Obligations, with each of the Administrative Agent and each Lender hereby acknowledging and agreeing to turn over to the holders of the Obligations (other than Cash Management Services and Hedging Obligations) all amounts otherwise received or receivable by them to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim of the Administrative Agent and Lenders in respect of Cash Management Services or Hedging Obligations. Regardless of whether any such claim is allowed, and without limiting the generality of the other provisions of this Credit Agreement, this Credit Agreement expressly is intended to include and does include the "rule of explicitness" in that this Credit Agreement expressly entitles the Administrative Agent and Lenders to receive payment from the Collateral of any post-petition interest, indemnities, fees or expenses through distributions made pursuant to the provisions of this Credit Agreement even though such interest, indemnities, fees or expenses are not allowed or allowable against the bankruptcy estate of any Borrower or any Guarantor under any applicable provision of the U.S. Bankruptcy Code (or any other relevant law in any other jurisdiction).

                                 14. THE AGENTS.

      14.1. AUTHORIZATION.

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                                     -125-

      (a) Each of the Lenders hereby irrevocably appoints FRG to act on its behalf as Administrative Agent hereunder and under the other Loan Documents. The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

      (b) The relationship between each Agent and each of the Lenders is that of an independent contractor. The use of the terms "Administrative Agent", "Collateral Agent", "Syndication Agent", "Co-Syndication Agent" and "Co-Documentation Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between each such Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between any Agent and any of the Lenders.

      (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Collateral Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Collateral Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

      (d) Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 14 with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Section 14 included such Issuing Bank with respect to such acts or omissions (and including any affiliates of such Issuing Bank and the officers, directors, employees, agents and attorneys-in-fact of such Issuing Bank and any affiliates thereof), and (ii) as additionally provided herein with respect to such Issuing Bank.

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                                     -126-

      (e) The Collateral Agent shall act on behalf of the Lenders with respect to the Collateral, the Security Documents and any other documents associated therewith, and the Collateral Agent shall have all of the benefits and immunities (i) provided to the Collateral Agent in this Section 14 with respect to any acts taken or omissions suffered by the Collateral Agent in connection with the Collateral, the Security Documents and any other documents associated therewith, as fully as if the term "Administrative Agent" as used in this
Section 14 included the Collateral Agent with respect to such acts or omissions (and including any affiliates of the Collateral Agent and the officers, directors, employees, agents and attorneys-in-fact of the Collateral Agent and any affiliates thereof), and (ii) as additionally provided herein with respect to the Collateral Agent.

      14.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

         14.3. NO LIABILITY. None of the Administrative Agent nor any of their shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant

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                                     -127-

thereto shall be binding upon all the Lenders. Except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrowers or a Lender.

      14.4. NO REPRESENTATIONS.

            14.4.1. GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any of the Borrowers or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of any of the Borrowers or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of any of the Borrowers or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

            14.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in Section 11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent active upon the Borrowers' account shall have received notice from such Lender prior to the Closing Date specifying such Lender's

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                                     -128-

      objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to such effect on or prior to the Closing Date.

      14.5. PAYMENTS.

            14.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender or any Issuing Bank shall constitute a payment to such Lender or such Issuing Bank, as the case may be. The Administrative Agent agrees promptly to distribute to each Lender and each Issuing Bank such Lender's and such Issuing Bank's pro rata share of payments received by the Administrative Agent for the account of the Lenders or the Issuing Banks, as the case may be, except as otherwise expressly provided herein or in any of the other Loan Documents.

            14.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            14.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or participate in any Swingline Loan or (b) to comply with the provisions of Section 16.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a

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                                     -129-

      delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

      14.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      14.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its affiliates (including any of the officers, directors, employees, agents and attorneys-in-fact of any thereof) from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by Section 16.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

      14.8. THE AGENTS AS LENDERS. In its individual capacity, FRG shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent. Neither any Co-Documentation Agent nor any Co-Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement in such capacity, other than those applicable to all Lenders as Lenders. Neither of the "Co-Lead Arrangers" referred to on the cover page of this Credit Agreement shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement in such capacity.

      14.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as an Administrative

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                                     -130-

Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      Any resignation by FRG as Administrative Agent pursuant to this Section
14.9 shall also constitute its resignation as Issuing Bank, Swingline Lender and Collateral Agent to the extend that FRG is acting in such capacities at such time. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, the Swingline Lender and, subject to the Collateral Agency Agreement, the Collateral Agent, (b) the retiring Issuing Bank, Swingline Lender and, subject to the Collateral Agency Agreement, Collateral Agent shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

      14.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

      14.11. ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

      (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to any Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan, Reimbursement Obligation or Unpaid Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on such Borrower) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

                  (i) to file and prove a claim for the whole amount of the
            principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations or Unpaid Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the

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                                     -131-

            reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under the terms of this Credit Agreement) allowed in such proceeding or under any such assignment; and

                  (ii) to collect and receive any monies or other property
            payable or deliverable on any such claims and to distribute the same;

      (b) Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under the terms of this Credit Agreement.

      (c) Nothing contained herein shall authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

      14.12. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

      14.13. RELEASE OF COLLATERAL AND GUARANTORS. The Lenders hereby authorize the Administrative Agent to enter into any agreement or execute any document evidencing the release of any liens and security interests in connection with any sale or other disposition of Collateral permitted hereunder or to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such Property that is permitted by Section 9.2. The Lenders hereby

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                                     -132-

authorize the Administrative Agent to enter into any agreement or execute any document evidencing the release of any Guarantor from its obligations under this Credit Agreement and the other Loan Documents if such Person ceases to be a Subsidiary as a result of a transactions not prohibited hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 14.13.

      14.14. COLLATERAL AGENCY AGREEMENT. Each of the Lenders hereby authorizes the Administrative Agent to enter into the Collateral Agency Agreement and agrees to be bound by the provisions thereof. Each of the Lenders hereby agrees that the Required Lenders shall instruct the Administrative Agent with respect to any notices, instructions or otherwise to be provided by the Lenders or any of them to the Collateral Agent pursuant to the terms of the Collateral Agency Agreement. Each Lender further agrees that is shall not provide any notice, instruction or otherwise to the Collateral Agent other than through the Administrative Agent, acting on the instruction of the Required Lenders hereunder.

                           15. SUCCESSORS AND ASSIGNS.

      15.1. GENERAL CONDITIONS. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of Section 15.2, (b) by way of participation in accordance with the provisions of Section 15.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of
Section 15.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants to the extent provided in Section 15.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement or any of the other Loan Documents.

      15.2. ASSIGNMENTS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that:

      (a) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or, in the case of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the

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                                     -133-

Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, BGI otherwise consent (each such consent not to be unreasonably withheld or delayed);

      (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned;

      (c) any assignment of a Commitment must be approved by the Administrative Agent, any Issuing Bank and the Swingline Lender (whether or not the proposed assignee is itself a Lender with a Commitment or would otherwise qualify as an Eligible Assignee); and

      (d) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

      Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 15.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of (i) Sections 5.3.2, 5.7, 5.8 and 5.10 and (ii) Section 16.3 notwithstanding such assignment, with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 15.4.

      15.3. REGISTER. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and Reimbursement Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Agents, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender

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                                     -134-

hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

      15.4. PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Agents, the Issuing Banks or the Swingline Lender sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (a) such Lender's obligations under this Credit Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such Participant, reduce the amount of any Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. Subject to Section 15.5, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 5.3.2, 5.7, 5.8 and 5.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 15.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 16.1 as though it were a Lender, provided such Participant agrees to be subject to Section 16.1 as though it were a Lender.

      15.5. PAYMENTS TO PARTICIPANTS. A Participant shall not be entitled to receive any greater payment under Sections 5.3.2, 5.7 and 5.8 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 5.3.2 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 5.3.3 as though it were a Lender.

      15.6. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341 and (b) with respect to any Lender that is a Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund as security for such obligations or

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securities or any institutional custodian for such Fund or for such lender;
provided that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Borrowers or Administrative Agent hereunder. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act.

      15.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWERS. If any assignee Lender is an Affiliate of any Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section
13.1 or Section 13.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is a Borrower or an Affiliate of a Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to
Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by a Borrower or any Affiliate of a Borrower, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this Section 15.7 shall not apply to an assignee Lender or participant which is also a Lender on the Closing Date or to an assignee Lender or participant which has disclosed to the other Lenders that it is an Affiliate of a Borrower and which, following such disclosure, has been excepted from the provisions of this Section 15.7 in a writing signed by the Required Lenders determined without regard to the interest of such assignee Lender or transferor Lender, to the extent of such participation, in Loans or Reimbursement Obligations.

      15.8. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice and

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                                     -136-

upon the request of the Assignee, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrowers.

      15.9. ASSIGNMENT TO SPECIAL PURPOSE FUNDING VEHICLE. Notwithstanding anything to the contrary contained in this Section 15, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Credit Agreement, provided that (a) nothing herein shall constitute a commitment to make any Loan by any SPC, (b) the Granting Bank's obligations under this Credit Agreement shall remain unchanged, (c) the Granting Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement and (d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Credit Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 15.9, any SPC may (A) with notice to, but (except as specified below) without the prior written consent of, the Borrowers or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, BGI, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (B) disclose on a confidential basis any non-

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public information relating to its Loans (other than financial statements referred to in Sections 7.4 or 8.4) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrowers be obligated to pay to an SPC that has made a Loan any greater amount than the Borrowers would have been obligated to pay under this Credit Agreement if the Granting Lender had made such Loan. An amendment to this Section 15.9 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

      SECTION 15.10. RESIGNATION AS ISSUING BANK OR SWINGLINE LENDER. Notwithstanding anything to the contrary contained herein, if at any time any Issuing Bank or the Swingline Lender assigns all of its Commitments and Loans pursuant to this Section 15, such Issuing Bank or the Swingline Lender may, upon 45 days' notice to the Borrowers and the Lenders, resign in its capacity as a Issuing Bank or the Swingline Lender, as applicable. In the event of any such resignation as an Issuing Bank, BGI, with the consent of the Administrative Agent, shall be entitled to appoint from among the Lenders a successor Issuing Bank hereunder; provided, however, that no failure by BGI to appoint any such successor shall affect the resignation of such Issuing Bank. If the Issuing Bank resigns in such capacity, it shall retain all the rights and obligations of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all Reimbursement Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unpaid Reimbursement Obligations pursuant to Section 4). If any Person resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.5.

                     16. PROVISIONS OF GENERAL APPLICATION.

      16.1. SETOFF. The Borrowers hereby grant to each Agent, Issuing Bank and each of the Lenders a continuing lien, security interest and right of setoff as security for all liabilities and obligations to each Agent, Issuing Bank and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of such Agent, such Issuing Bank or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders to any Borrower and any securities or other property of any Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Borrower to such Lender. Each Borrower hereby grants to the Issuing Banks a security interest in all goods, documents, instruments and accounts which shall come into the possession or control of the Issuing Banks, any of the Issuing Banks' correspondents, or any Borrower, or in which any Borrower may acquire an interest and the proceeds thereof as the result

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of opening or in connection with any transaction under any Letter of Credit, as security for (a) all payments made or to be made by such Issuing Bank or its correspondents under such Letter of Credit, (b) any interest, commission or other customary charges in relation to such Letter of Credit and (c) any other obligations of any Borrower to the Issuing Banks under this Credit Agreement. Upon any default by the Borrowers in any of the undertakings set forth in this Credit Agreement in respect of the Letters of Credit, each Issuing Bank is authorized to sell any or all such goods or documents at public or private sale and exercise any and all other rights as a secured creditor under the provisions of the Uniform Commercial Code of the Commonwealth of Massachusetts or any similar statute. Any legal requirement that any Issuing Bank must give the Borrowers reasonable notice of any proposed sale or disposition of the goods or documents shall be met if such notice is given to the Borrowers at least five
(5) days before the time of such sale or disposition. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agree with each other Lender that (i) if an amount to be set off is to be applied to Indebtedness of any Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and
(ii) if such Lender shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against any Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

      16.2. EXPENSES. The Borrowers jointly and severally agree to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by any Agent, any Issuing Bank or any of the Lenders (other than taxes based upon any Agent's, any

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Issuing Bank's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby jointly and severally agreeing to indemnify the Agents, the Issuing Banks and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel, the Administrative Agent's counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Administrative Agent or any of their affiliates incurred by the Administrative Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender, the Issuing Bank or any Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender, the Issuing Bank or any Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default (including all such out-of-pocket expenses incurred during any workout, restructuring or negotiation) and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's, the Issuing Bank's or any Agent's relationship with any Borrower or any of their Subsidiaries and (g) all reasonable fees, expenses and disbursements of any Lender, any Issuing Bank or any Agent incurred in connection with Uniform Commercial Code searches. The covenants contained in this Section 16.2 shall survive payment or satisfaction in full of all other obligations.

      16.3. INDEMNIFICATION. The Borrowers jointly and severally agree to indemnify and hold harmless each Agent, each Issuing Bank and each Lender and any of their Affiliates (including any affiliates and/or the officers, directors, employees, agents and attorneys-in-fact of any of the same) (each such Person being called an "Indemnitee") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by any of the Borrowers or any of their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with any of the Borrowers or any of their Subsidiaries or in connection

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with the provisional honoring of funds transfers, checks or other items, (c) any of the Borrowers or any of their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (d) with respect to any of the Borrowers and any of their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, each Lender, each Issuing Bank and each Agent and any of their affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers jointly and severally agree to pay promptly the reasonable fees and expenses of such counsel. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Credit Agreement. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. If, and to the extent that the obligations of any Borrower under this Section 16.3 are unenforceable for any reason, the Borrowers hereby jointly and severally agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 16.3 shall survive payment or satisfaction in full of all other Obligations.

      16.4. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

            16.4.1. CONFIDENTIALITY. Each of the Lenders, the Agents, and the Issuing Banks agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Borrower or any of their Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders, the Issuing Banks or the Agents, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this Section 16.4, or becomes available to any of the Lenders, the Issuing Banks or the Agents on a nonconfidential basis from a source other than the Borrowers, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders, the Issuing Banks or the Agents, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or any Agent, or to

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                                     -141-

      auditors or accountants, (e) to any Agent, any Lender, the Issuing Banks or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Issuing Banks, the Agents or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of any Agent or Issuing Banks, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 16.4 or (i) with the consent of the Borrowers. Moreover, each of the Agents, the Issuing Banks, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any of the Borrowers and their Subsidiaries in connection with any advertising, promotion or marketing undertaken by such Agent, such Lender, the Issuing Banks or such Financial Affiliate and, for such purpose, such Agent, the Issuing Banks, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrowers or any of their Subsidiaries or any of their businesses.

            16.4.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders, the Issuing Banks and the Agents shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

            16.4.3. OTHER. In no event shall any Lender, any Issuing Bank or any Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by any Borrower or any of their Subsidiaries. The obligations of each Lender under this Section 16.4 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

      16.5. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any Borrower or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders, the Agents, the Issuing Banks, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents

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                                     -142-

remains outstanding or any Lender has any obligation to make any Loans or any Issuing Bank has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender, any Agent or any Issuing Bank at any time by or on behalf of any of the Borrowers or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

      16.6. NOTICES. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing (which includes by setting forth such notice or other communication on a site on the World Wide Web (a "Website Posting") if notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

      (a) if to the Borrowers, at 100 Phoenix Drive, Ann Arbor, Michigan USA 48108, Attention: Edward W. Wilhelm, Senior Vice President and Chief Financial Officer, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

      (b) if to the Administrative Agent, the Issuing Bank or the Swingline Lender, at 40 Broad Street, 10th Floor, Boston, Massachusetts 02109, USA,
Attention: Kathleen Dimock, Managing Director, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice;

      (c) if to any Lender, at such Lender's address set forth on Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice; and

      (d) the Borrowers' website on the Internet is available at the website address www.bordersgroupinc.com.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile,
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof, (iii) if delivered by a Website Posting, upon delivery of a notice or other communication of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6 and (iv) notices and other communications sent to an e-mail address shall be deemed received on the next Business Day following the sending thereof (unless the sender receives a return email or otherwise indicating that such

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notice or other communication has not been received by the recipient at such email address, in which case the sender shall deliver such notice or communication by an alternate means), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Any notice or other communication to be made hereunder or under the Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures. Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications.

      16.7. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN
SECTION 16.6. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      16.8. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      16.9. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

      16.10. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 16.12.

      16.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers (a) certifies that no representative, agent or attorney of any Lender, any Issuing Bank or any Agent has represented, expressly or otherwise, that such Lender, such Issuing Bank or such Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that each Agent, each Issuing Bank and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

      16.12. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise provided in the Collateral Agency Agreement, any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by any of the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

      (a) without the written consent of the Borrowers and each Lender directly affected thereby:

                  (i) reduce or forgive the principal amount of any Loans or
            Reimbursement Obligations, or reduce the rate of interest on the Notes or the amount of the Commitment Fee or Letter of Credit Fees (other than interest accruing pursuant to Section 5.11.2 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

                  (ii) increase the amount of such Lender's Commitment or extend the expiration date of such Lender's Commitment;

                  (iii) postpone or extend the Maturity Date or any other
            regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to Section 5.11.2, and (B) any vote to rescind any acceleration made pursuant to Section 13.1 of amounts owing with respect to the Loans and other Obligations shall require only the approval of the Required Lenders);

                  (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their guaranty obligations; and

                  (v) increase the percentage of Eligible Credit Card
            Receivables or Eligible Inventory (as applicable) in the calculation of the Domestic Borrowing Base or Aggregate Borrowing Base, it being understood, however, that: the foregoing shall not (A) limit the adjustment by the Administrative Agent of any reserve in the Administrative Agent's administration of the Revolving Credit Loans as otherwise permitted by this Agreement or (B) prevent the Administrative Agent from restoring any component of the Domestic Borrowing Base or the Aggregate Borrowing Base, which had been lowered by the Administrative Agent back to the value of such component, as stated in this Credit Agreement or to an intermediate value;

      (b) without the written consent of all of the Lenders, amend or waive this
Section 16.12 or the definition of Required Lenders (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Loans, Letters of Credit, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Lenders shall require only the approval of the Required Lenders);

      (c) without the written consent of the Administrative Agent, amend or waive Section 14, the amount or time of payment of the Administrative Agent's fee payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent;

      (d) without the written consent of the applicable Issuing Bank, amend or waive, the amount or time of payment of any Letter of Credit Fees or other fees payable for such Issuing Bank's account or any other provision applicable to such Issuing Bank; or

      (e) without the written consent of the Swingline Lender amend or waive any provision applicable to the Swingline Lender.

      No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Agent, any Issuing Bank or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

      16.13. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

      17. USA PATRIOT ACT NOTICE.

      Each Lender, each Issuing Bank and each Agent (for itself and not on behalf of any Lender or any Issuing Bank) hereby notifies each of the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender, such Issuing Bank or such Agent, as applicable, to identify the Borrowers in accordance with the Act.

      18. TRANSITIONAL ARRANGEMENTS.

      18.1. PRIOR CREDIT AGREEMENT SUPERSEDED. On the Closing Date, this Credit Agreement shall supersede the Existing Credit Agreement in its entirety, except as provided in this Section 18. On the Closing Date, the rights and obligations of the parties evidenced by the Existing Credit Agreement shall be evidenced by this Credit Agreement and the other Loan Documents, the "Loans" as defined in the Existing Credit Agreement shall be converted to Loans as defined herein and the Existing Letters of Credit issued by any Issuing Bank for the account of the Borrowers prior to the Closing Date shall be converted into Letters of Credit under this Credit Agreement. Without limiting the generality of the foregoing and to the extent necessary, the Lenders and the Administrative Agent reserve all of their rights under the Existing Credit Agreement and each of the Guarantors hereby obligates itself again in respect of all present and future Obligations under, inter alia, the Existing Credit Agreement, as amended and restated by this Credit Agreement.

      18.2. RETURN AND CANCELLATION OF PRIOR NOTES. As soon as reasonably practicable after the Closing Date, the Lenders under the Existing Credit Agreement will promptly return to the Borrowers, marked "Substituted" or "Cancelled", as the case may be, any notes held by the Lenders pursuant to the Existing Credit Agreement.

      18.3. INTEREST AND FEES UNDER SUPERSEDED AGREEMENT. All interest and fees and expenses, if any, owing or accruing under or in respect of the Existing Credit Agreement through the Closing Date shall be calculated as of the Closing Date (pro rated in the case of any fractional periods), and shall be paid on the Closing Date. Commencing on the Closing Date, the Commitment Fees hereunder shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders in accordance with Section 2.2.1.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                       BORDERS GROUP, INC.

                                       By: _____________________________________
                                           Name:  Edward W. Wilhelm
                                           Title: Senior Vice President, Finance
                                                  and Chief Financial Officer


                                       BORDERS, INC.
                                       WALDEN BOOK COMPANY, INC.

                                       By: _____________________________________
                                           Name:  Edward W. Wilhelm
                                           Title: Senior Vice President,
                                                  Treasurer and Assistant
                                                  Secretary

                                       BGP (UK) LIMITED
                                       BORDERS (UK) LIMITED

                                       By: _____________________________________
                                           Name:  Edward W. Wilhelm
                                           Title: Director

                                       BORDERS AUSTRALIA PTY LTD

                                       By: _____________________________________
                                           Name:  Edward W. Wilhelm
                                           Title: Director

                                       By: _____________________________________
                                           Name:  Gregory Josefowicz
                                           Title: Director

                                       FLEET RETAIL GROUP, INC.,
                                       individually and as Administrative Agent

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FLEET NATIONAL BANK,
                                       as Issuing Bank

                                       By: _____________________________________
                                           Name:
                                           Title:

FOR PURPOSES OF SECTION 6 HEREOF:

PLANET MUSIC, INC.
BORDERS PROPERTIES, INC.
WALDENBOOKS PROPERTIES, INC.
BORDERS OUTLET, INC.
THE LIBRARY, LTD.
BORDERS ONLINE, INC.

By: __________________________________
    Name:  Edward W. Wilhelm
    Title: Senior Vice President, Treasurer
           and Assistant Secretary

BORDERS FULFILLMENT, INC.

By: __________________________________
    Name:  Edward W. Wilhelm
    Title: Senior Vice President, Finance
           and Chief Financial Officer

BORDERS ONLINE, LLC

By: BORDERS, INC., its Sole Member

By: __________________________________
    Name:  Edward W. Wilhelm
    Title: Senior Vice President, Treasurer
           and Assistant Secretary

                                           JPMORGAN CHASE BANK

                                           By: ______________________________
                                               Name:
                                               Title:

                                          WELLS FARGO RETAIL FINANCE, LLC

                                          By: ______________________________
                                              Name:
                                              Title:

                                          NATIONAL CITY BUSINESS CREDIT, INC.

                                          By: ______________________________
                                              Name:
                                              Title:

                                          GENERAL ELECTRIC CAPITAL CORPORATION

                                          By: ______________________________
                                              Name:
                                              Title:

                                           PNC BANK, NATIONAL ASSOCIATION

                                           By: ______________________________
                                               Name:
                                               Title:

                                         COMERICA BANK

                                         By: ______________________________
                                             Name:
                                             Title:

                                          SUNTRUST BANK

                                          By: ______________________________
                                              Name:
                                              Title:

                                           KEYBANK NATIONAL ASSOCIATION

                                           By: ______________________________
                                               Name:
                                               Title:

                                           UNION BANK OF CALIFORNIA N.A.

                                           By: ______________________________
                                               Name:
                                               Title:

                                           U.S. BANK, NATIONAL ASSOCIATION

                                           By: ______________________________
                                               Name:
                                               Title:

                                           STANDARD FEDERAL

                                           By: ________________________________
                                               Name: Richard C. Northrup, III
                                               Title: First Vice President

                                            FIFTH THIRD BANK, EASTERN MICHIGAN

                                            By: ______________________________
                                                Name:
                                                Title:

                                            THE BANK OF NEW YORK

                                            By: ______________________________
                                                Name:
                                                Title:

                                          UBS AG, STAMFORD BRANCH

                                          By: ______________________________
                                              Name:
                                              Title:

                                          By: ____________________________
                                              Name:
                                              Title: